FIDELITY MUNICIPAL INCOME FUND
SPARTAN MUNICIPAL INCOME FUND, SPARTAN MARYLAND MUNICIPAL INCOME FUND AND SPARTAN ARIZONA MUNICIPAL INCOME FUND
PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF NOVEMBER 30,
1996
(UNAUDITED)



                                     FIDELITY       SPARTAN      SPARTAN     SPARTAN                    PRO FORMA   PRO FORMA
                                     MUNICIPAL      MUNICIPAL    MARYLAND    ARIZONA     COMBINED       ADJUSTMENT  COMBINED
                                                                                                        S

ASSETS

INVESTMENT IN SECURITIES, AT VALUE

  - SEE ACCOMPANYING SCHEDULE        $1,856,060,842 $578,564,482 $45,249,062 $21,102,906 $2,500,977,292             $2,500,977,292

CASH                                              - 31,734       1,199,655   20,442      1,251,831     (136,209)(E)  1,115,622

INTEREST RECEIVABLE                  26,431,986     8,149,577    850,305     432,329     35,864,197                 35,864,197

RECEIVABLE FOR DAILY VARIATION ON             -            -     6,750       1,688       8,438          (8,438)(F)          -
FUTURES CONTRACTS

RECEIVABLE FOR INVESTMENTS SOLD      15,123,253     3,228,102    -           -           18,351,355                18,351,355

     TOTAL ASSETS                    1,897,616,081  589,973,895  47,305,772  21,557,365  2,556,453,113  (144,647) 2,556,308,466

LIABILITIES

PAYABLE TO CUSTODIAN BANK            $136,209               -    -           -           136,209        $         (E)       -
                                                                                                         (136,209)

PAYABLE FOR INVESTMENTS PURCHASED

     REGULAR DELIVERY                17,746,173     16,786,155   1,002,790   -           35,535,118                  35,535,118

     DELAYED DELIVERY                36,086,211              -   -           -           36,086,211                  36,086,211

PAYABLE FOR FUND SHARES REDEEMED     3,365,275      1,496,879    11,195      1,200       4,874,549                   4,874,549

DISTRIBUTIONS PAYABLE                1,610,409      599,350      33,790      15,930      2,259,479                   2,259,479

ACCRUED MANAGEMENT FEE               596,927        256,837      20,547      9,909       884,220                     884,220

PAYABLE FOR DAILY VARIATION ON       376,094        82,870       -           -           458,964        (8,438)(F)   450,526
FUTURES CONTRACTS

OTHER PAYABLES AND ACCRUED           332,177        119,991      -           2,346       454,514                     454,514
EXPENSES

     TOTAL LIABILITIES               60,249,475     19,342,08    1,068,322   29,385      80,689,264     (144,647)    80,544,617

NET ASSETS                           $1,837,366,606 $570,631,813 $46,237,450 $21,527,980 $2,475,763,849 $      -   $2,475,763,849

NET ASSETS CONSIST OF:

PAID IN CAPITAL                      $1,782,343,013 $572,734,170 $46,759,190 $20,881,434 $2,422,717,807            $2,422,717,807

UNDISTRIBUTED NET INVESTMENT         3,691,000      12,491       2,234       (355)       3,705,370                 3,705,370
INCOME

ACCUMULATED UNDISTRIBUTED NET
REALIZED

      GAIN (LOSS) ON INVESTMENTS      (6,950,349)   (18,991,677) (1,715,973) 15,373      (27,642,626)             (27,642,626)

NET UNREALIZED APPRECIATION
(DEPRECIATION)

     ON INVESTMENTS                  58,282,942     16,876,829   1,191,999   631,528     76,983,298               76,983,298

NET ASSETS                           $1,837,366,606 $570,631,813 $46,237,450 21,527,980  2,475,763,849  $    -   $2,475,763,849

NET ASSET VALUE

NET ASSETS                           $1,837,366,606 $570,631,813 $46,237,450 $21,527,980 $2,475,763,849         $2,475,763,849

OFFERING PRICE AND REDEMPTION        $12.43         $10.52       $10.14      $10.72      $11.87                  $12.43
PRICE PER SHARE

SHARES OUTSTANDING                   147,826,114    54,226,675   4,561,783   2,007,970   208,622,542  (9,437,036)(A) 199,185,506



FIDELITY MUNICIPAL INCOME FUND
SPARTAN MUNICIPAL INCOME FUND
SPARTAN MARYLAND MUNICIPAL INCOME FUND
SPARTAN ARIZONA MUNICIPAL INCOME FUND
PRO FORMA COMBINING SCHEDULE OF TOTAL RETURNS AND EXPENSE RATIOS
(UNAUDITED)
      Fiscal Year Ended November 30,


If Fidelity Municipal Income Fund acquires:               1996    1995     1994

Spartan Municipal Income Fund, Spartan Maryland           ABCD
Municipal Income Fund, &

Spartan Arizona Municipal Income Fund

One year total return                                     6.27%   18.63%   -7.87%

Ratio of expenses to average net assets                   0.53%   0.53%    0.53%

One year total return before expense reductions           6.25%   18.60%   -7.91%

Ratio of expenses to average net assets before expense    0.55%   0.56%    0.57%
reductions

Spartan Municipal Income Fund                             AB

One year total return                                     6.29%   18.61%   -7.87%

Ratio of expenses to average net assets                   0.53%   0.53%    0.53%

One year total return before expense reductions           6.28%   18.59%   -7.90%

Ratio of expenses to average net assets before expense    0.53%   0.54%    0.56%
reductions

Spartan Maryland Municipal Income Fund                    AC

One year total return                                     6.40%   18.02%   -7.72%

Ratio of expenses to average net assets                   0.53%   0.53%    0.53%

One year total return before expense reductions           6.38%   18.17%   -7.56%

Ratio of expenses to average net assets before expense    0.55%   0.38%    0.37%
reductions

Spartan Arizona Municipal Income Fund                     AD

One year total return                                     6.40%   17.99%   -7.72%

Ratio of expenses to average net assets                   0.53%   0.53%    0.53%

One year total return before expense reductions           6.39%   18.15%   -7.55%

Ratio of expenses to average net assets before expense    0.54%   0.37%    0.36%
reductions

Spartan Municipal Income Fund & Spartan Maryland          ABC
Municipal Income Fund

One year total return                                     6.28%   18.63%   -7.87%

Ratio of expenses to average net assets                   0.53%   0.53%    0.53%

One year total return before expense reductions           6.26%   18.60%   -7.91%

Ratio of expenses to average net assets before expense    0.54%   0.55%    0.57%
reductions

Spartan Municipal Income Fund & Spartan Arizona           ABD
Municipal Income Fund

One year total return                                     6.28%   18.61%   -7.87%

Ratio of expenses to average net assets                   0.53%   0.53%    0.53%

One year total return before expense reductions           6.27%   18.59%   -7.90%

Ratio of expenses to average net assets before expense    0.54%   0.55%    0.56%
reductions

Spartan Maryland Municipal Income Fund & Spartan          ACD
Arizona Municipal Income Fund

One year total return                                     6.39%   18.03%   -7.72%

Ratio of expenses to average net assets                   0.53%   0.53%    0.53%

One year total return before expense reductions           6.36%   18.17%   -7.56%

Ratio of expenses to average net assets before expense    0.55%   0.39%    0.37%
reductions


Fidelity Municipal Income Fund
Spartan Municipal Fund
Spartan Maryland Municipal Fund
Spartan Arizona Municipal Fund
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of November 30, 1996 and the unaudited Pro Forma Combining Statement of Operations for the year ended November 30, 1996 are intended to present the financial condition and related results of operations of Fidelity Municipal Fund as if the reorganization and decrease in the expense limitation with Spartan Municipal Fund, Spartan Maryland Municipal Fund and Spartan Arizona Municipal Fund had been consummated at December 1, 1995. Had the pro forma adjustments not included the effect of the decreased expense limitation, Pro Forma Combined Expense reductions would have been $181,368, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $127,289,432 and $149,367,674, respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:
(a) Reflects the conversion of the Spartan Municipal Fund, Spartan Maryland Municipal
 Fund and Spartan Arizona Municipal Fund shares as of November 30, 1996.

 (b) Decrease in management fee to reflect Fidelity Municipal Fund's management fee applied to the combined fund's average net assets.

 (c) Increase in fees reflects change from Spartan Municipal Fund, Spartan Maryland and
  Spartan Arizona Funds' all-inclusive fee structure to Fidelity Municipal Fund's fee structure.

 (d) Reflects reduction in expenses due to FMR's agreement to temporarily limit the combined fund's expenses to 0.53% of average net assets.
 (e) Reclass to reflect net cash for the combined fund.
 (f) Reclass to reflect net payable for daily variation on futures contracts.

 The unaudited pro forma combining statements should be read in conjunction with the separate <annual audited financial statements as of November 30, 1996 and unaudited semi annual financial statements as of May 31, 1997> for Fidelity Municipal Fund and the separate <annual audited financial statements as of August 31, 1996 and unaudited semi annual financial statements as of February 28, 1997 >for Spartan Municipal Fund, Spartan Maryland Municipal Fund and Spartan Arizona Municipal Fund which are incorporated by reference in the Statement of Additional Information to this Proxy and Prospectus.

Fidelity Municipal Income Fund
Spartan Municipal Income Fund, Spartan Maryland Municipal Income Fund and Spartan Arizona Municipal Income Fund
Pro Forma Combining Statement of Operations
Year Ended November 30, 1996
(Unaudited)



                               Fidelity      Spartan      Spartan      Spartan                    Pro                Pro Forma
                                             Municipal    Maryland     Arizona       Combined     Forma              Combined
                               Municipal                                                          Adjustmen
                                                                                                  ts

Interest Income                $105,277,529  $31,658,113  $2,434,18    $1,011,067    $140,380,893 $-                 $140,380,893
                                                          4

Expenses

Management fee                 $7,089,724    $3,074,642                108,597       $10,524,707  $(963,988)     (b) $9,560,719
                                                          251,744

Transfer agent, accounting     2,782,146     -            -            -             39,355       0                  39,355
and
custodian fees and expenses

Non-interested trustees'       6,739         2,000                     1,000         10,740       0                  10,740
compensation                                              1,001

Registration fees              39,355        -            -                          39,355        0            39,355
                                                                            -

Audit                          59,532        -            -                          59,532        4,468  (c)   64,000
                                                                            -


Legal                          7,470         -            -                          7,470         0            7,470
                                                                            -


Miscellaneous                  18,822        -            -                 -        18,822        0            18,822



  Total expenses before        10,003,788    3,076,642    252,745      109,597       13,442,772    (169,943)
13,272,829
reductions


  Expense reductions            (26,412)     (82,322)     (43,282)     (29,352)      (181,368)     (320,902)             (d)
(502,270)

  Total expenses               9,977,376     2,994,320    209,463      80,245        13,261,404    (490,845)
12,770,559

Net interest income            95,300,153    28,663,793   2,224,721    930,822       127,119,489   490,845
127,610,334

Realized and Unrealized
Gain (Loss)

Net realized gain (loss) on:

  Investment securities        7,018,515     2,905,855    62,604       155,563       10,142,537    -           10,142,537


  Futures contracts            (1,783,256)   (196,744)    (13,088)     (27,426)      (2,020,514)   -           (2,020,514)


Change in net unrealized
apprecation (depreciation)
on:

  Investment securities        12,180,325    8,818        166,132      (96,507)      12,258,768    -           12,258,768


  Futures contracts            1,697,451     0            0            0             1,697,451     -           1,697,451


Net Gain (loss)                19,113,035    2,717,929    215,648      31,630        22,078,242    -           22,078,242


Net increase (decrease) in
net assets resulting

  from operations              $114,413,188  $31,381,722  2,440,369    962,452       $149,197,731  $490,845    $149,688,576




FIDELITY MUNICIPAL INCOME FUND, SPARTAN MUNICIPAL INCOME FUND,
SPARTAN ARIZONA MUNICIPAL
INCOME AND

SPARTAN MARYLAND MUNICIPAL INCOME FUND

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS NOVEMBER 31, 1996

 (UNAUDITED)

                                                   MOO
                                                   DY'S

                                                   RATI         PRINCIPAL
                                                   NGS          AMOUNT

                                                                FIDELITY     SPARTAN     SPARTAN     SPARTAN

                                                                MUNI         MUNI        ARIZONA     MARYLAND    COMBINED

MUNICIPAL BONDS

ALABAMA

Alabama Bldg. Renovation Fin. Auth. Rev.           A            3,000,000    0           0           0           3,000,000
7.45% 9/1/11

Alabama Mental Health Fin. Auth. Spl. Tax          A            3,000,000    0           0           0           3,000,000
7.375% 5/1/09

Birmingham Jefferson Civic Ctr. Auth. Spl.         A            5,875,000    0           0           0           5,875,000
Tax (Cap. Outlay) 7.25% 1/1/12

Cullman Med. Park South Med. Clinic                Baa          6,500,000    0           0           0           6,500,000
Board Rev. (Cullman Reg'l. Med. Ctr.)
Series A,  6.50% 2/15/13

McIntosh Ind. Dev. Board Poll. Cont. Rev.           --          480,000      0           0           0           480,000
(Ciba-Geigy Corp.) 6% 8/1/07

Mobile Wtr. & Swr. Commissioners Wtr. &            A            4,600,000    0           0           0           4,600,000
Swr. Rfdg. 6.50% 1/1/09

                                                                                                                 23,455,00
                                                                                                                 0

ALASKA

Alaska Student Ln. Corp. Student Ln. Rev.          Aaa          0            1,070,000   0           0           1,070,000
Series A, 5.90% 7/1/03 (AMBAC Insured)

Alaska Student Loan Corp. 6% 7/1/04,               Aaa          2,000,000    0           0           0           2,000,000
(AMBAC Insured)

Alaska Student Loan Corp. 7.20% 7/1/99             Aaa          1,000,000    0           0           0           1,000,000
(AMBAC Insured)

Alaska Student Loan Corp. Student Loan             Aaa          3,100,000    1,100,000   0           0           4,200,000
Rev. Series A 7.30% 7/1/00 (AMBAC
Insured)

Alaska Student Loan Corp. Student Loan             Aaa          1,300,000    0           0           0           1,300,000
Rev. Series A, 5.65% 7/1/04 (AMBAC
Insured) (AMT)

Alaska Student Loan Corp. Student Loan             Aaa          1,300,000    0           0           0           1,300,000
Rev.5.55% 7/1/03, (AMBAC Insured)

North Slope Borough (Cap. Appreciation)            Aaa          5,000,000    0           0           0           5,000,000
Series A, 0% 6/30/01, (MBIA Insured)

North Slope Borough Gen. Oblig. (Cap.              Aaa          3,500,000    3,500,000   0           0           7,000,000
Appreciation) Series A, 0% 6/30/99, (MBIA
Insured)

North Slope Borough Gen. Oblig. (Cap.              Aaa          0            2,500,000   0           0           2,500,000
Appreciation) Series B, 0% 6/30/05 (Cap.
Guaranty Insured)

North Slope Borough Gen. Oblig. (Cap.              Aaa          0            2,000,000   0           0           2,000,000
Appreciation) Series B, 7.5% 6/30/01
(Cap. Guaranty Insured)

North Slope Borough Series B, 0%                   Aaa          9,000,000    0           0           0           9,000,000
1/1/03,(MBIA Insured)

                                                                                                                 36,370,00
                                                                                                                 0

ARIZONA

Agriculture Impt. & Pwr. Dist. Elec. Sys.          Aa           0            0           400,000     0           400,000
Rev. Rfdg. (Salt River Proj.) Series B,
6.50% 1/1/04

Arizona Edl. Corp. Rev. Rfdg. Series A,            A            0            0           1,000,000   0           1,000,000
6.55% 3/1/99

Arizona Health Facs. Auth. Hosp. sys.              Aaa          0            0           385,000     0           385,000
Rev. Rfdg. (St. Lukes Health Sys) 7.25%
11/1/14(Pre-Refunded to 11/1/03 @102)

Arizona Pwr. Auth. Pwr. Resources Rev.             Aaa          0            0           100,000     0           100,000
Rfdg. (Hoover Uprating Proj.) 5.25%
10/1/17,  (MBIA Insured)

Arizona St. Transn. Brd. Excise Tax                Aaa          0            0           100,000     0           100,000
Rev.(Maricopa County Regl. Area-B)
6.50% 7/1/04, (AMBAC Insured)

Arizona State Univ. Resh. Pk. Dev. Rev.            Aaa          0            0           100,000     0           100,000
5% 7/1/21, (MBIA Insured)

Arizona State Univ. Rev. 7% 7/1/15                 Aaa          0            0           500,000     0           500,000
(Pre-refunded)

Arizona State Univ. Rev. Rfdg. 6% 7/1/06           A1           0            0           1,000,000   0           1,000,000


Arizona State Univ. Revs. Rfdg. Sys 6%             A1           0            1,250,000   0           0           1,250,000
7/1/07

Arizona Trans. Board Excise Tax Rev.               Aaa          0            0           400,000     0           400,000
(Maricopa County Reg'l. Area) Series A,
5.75%  7/1/05, (AMNAC Insured)

Arizona Trans. Board Excise Tax Rev.               Aaa          0            0           700,000     0           700,000
(Maricopa County Regional Area Road-B
Proj.) 6% 7/1/03, (AMBAC Insured)

Arizona Trans. Board Excise Tax Rev.               Aaa          0            0           440,000     0           440,000
(Maricopa Reg'l Area) Series A, 5.75%
7/1/04, (AMBAC Insured)

Arizona Trans. Board Excise Tax Rev.               Aaa          0            0           300,000     0           300,000
(Maricopa Reg'l. Road) (Cap.
Appreciation) Series A, 0% 7/1/02 (FGIC
Insured)

Arizona Trans. Board Hwy. Rev. Rfdg.               Aa           0            0           250,000     0           250,000
Series A, 6% 7/1/00

Arizona Univ. Rev. Rfdg. (Univ. Rev. Sys.)         A1           0            0           400,000     0           400,000
6.375% 6/1/05

Central Arizona Wtr. Conservation Dist.            A1           0            0           375,000     0           375,000
Contract Rev. Rfdg. (Central Arizona Proj.)
Series A, 5.50% 11/1/10

Central Arizona Wtr. Conservation Dist.                         0            0           250,000     0           250,000
Contract Rev. Rfdg. (Central Arizona
Project):  Series B, 6% 11/1/00 (MBIA
Insured)

Central Arizona Wtr. Conservation Dist.            Aaa          0            0           200,000     0           200,000
Contract Rev. Rfdg. (Central Arizona
Project):  Series B, 6.30% 11/1/02 (MBIA
Insured)

Chandler 4.375% 7/1/12 (FGIC Insured)              Aaa          0            1,000,000   0           0           1,000,000

Chandler 6.375% 7/1/03, (MBIA Insured)             Aaa          0            0           175,000     0           175,000


Chandler 6.50% 7/1/10, (MBIA Insured)              Aaa          0            0           200,000     0           200,000


Chandler 6.50% 7/1/11, (MBIA Insured)              Aaa          0            0           225,000     0           225,000


Chandler 7.375% 7/1/09, (FGIC Insured)             Aaa          0            1,000,000   0           0           1,000,000

Chandler Cap. Apprecation Rfdg. 0%                 Aaa          5,700,000    0           0           0           5,700,000
7/1/06, (FGIC Insured)

Chandler Cap. Appreciation Rfdg. 0%                Aaa          5,700,000    0           0           0           5,700,000
7/1/05, (FGIC Insured)

Chandler Cap. Appreciation Rfdg. 0%                Aaa          5,700,000    0           0           0           5,700,000
7/1/07, (FGIC Insured)

Chandler Cap. Appreciation Rfdg. 0%                Aaa          1,700,000    0           0           0           1,700,000
7/1/08, (FGIC Insured)

Chandler Wtr. & Swr. Rev. Rfdg. 5.90%              Aaa          0            0           200,000     0           200,000
7/1/00, (FGIC Insured)

Cochise Union School Dist.# 68 Sierra 9%           Aaa          0            0           200,000     0           200,000
7/1/02, (FGIC Insured)

Coconino County Poll. Cont. Corp. Rev.             P-1          0            0           550,000     0           550,000
(Arizona Pub. Svc. Co. Navajo Proj.)
Series A,4%, LOC Bank of America Nat'l.
Trust & Savings, VRDN

Glendale Ind. Dev. Auth. Edl. Facs. Rev.            --          0            0           150,000     0           150,000
Rfdg. (American Graduate School Int'l.)
6.55% 7/1/06 (Connie Lee Insured)

Greenlee County Arizona Indl. Dev. Auth.           A2           0            0           200,000     0           200,000
Poll. Cont. Rev. Rfdg. (Phelps Dodge
Corp. Proj.) 5.45% 6/1/09

Maricopa County Cfts. of Prtn. 5.625%              Baa          0            0           450,000     0           450,000
6/1/00

Maricopa County Ind. Dev. Auth. Hosp.              Aaa          2,000,000    0           0           0           2,000,000
Facs. Rev. Rfdg. (Samaritan Health Svcs.)
Series A, 7% 12/1/16, (MBIA Insured)

Maricopa County Rfdg. 6.25% 7/1/00,                Aaa          0            0           240,000     0           240,000
(FGIC Insured)

Maricopa County School Dist. #1 Pheonix            Aaa          0            0           500,000     0           500,000
Elementary Rfdg. Second Series, 0%
7/1/05,  (MBIA Insured)

Maricopa County School Dist. #14 Rfdg.             Aaa          0            0           200,000     0           200,000
6.50% 7/1/04 (FGIC Insured) (AMT)

Maricopa County School Dist. #3 Temple             Aaa          0            0           500,000     0           500,000
Elementary Rfdg. 0% 7/1/08, (AMBAC
Insured)

Maricopa County School Dist. #6                    Aaa          0            0           300,000     0           300,000
(Washington Elementary) Series A,
5.375% 7/1/13 (AMBAC Insured)

Maricopa County Series C, 8.90% 7/1/99             A            0            3,950,000   0           0           3,950,000

Maricopa County Uni. Sch. Dist. #69                Aaa          0            0           300,000     0           300,000
Paradise Vy. (Proj. of 1994) Series B,
5.25% 7/1/15, (MBIA Insured)

Maricopa County Unified School Dist. #80           Aaa          0            0           400,000     0           400,000
(Chandler) 6.60% 7/1/06, (FGIC Insured)


Maricopa County Unified School Dist. #97           Aaa          0            0           200,000     0           200,000
(Deer Valley) Series A, 6% 7/1/05 (MBIA
Insured)

Mesa Gen. Oblig. 5.70% 7/1/03, (FGIC               Aaa          0            0           250,000     0           250,000
Insured)

Mohave County Indl. Dev. Auth. Indl. Dev.           --          0            0           250,000     0           250,000
Rev. (North Star Steel Co. Proj.) Series
B,5.50% 12/1/20

Navajo County Poll. Cont. Corp. Rev.               Baa          0            0           200,000     0           200,000
Rfdg. (Pub. Svc. Co.) Series A, 5.875%             1
8/15/28

Peoria Gen. Oblig. (1990 & 1994 Proj.)             Aaa          0            0           365,000     0           365,000
Series A, 5% 7/1/14, AMBAC Insured)

Peoria Gen. Oblig. (1990 & 1994 Proj.)             Aaa          0            0           390,000     0           390,000
Series A, 5% 7/1/15, (AMBAC Insured)


Pheonix Gen. Oblig. 7.50% 7/1/08                   Aa1          4,900,000    0           100,000     0           5,000,000

Phoenix                                                         0            0           100,000     0           100,000

Phoenix Arizona St. & Hwy. User Rev.               Aaa          0            0           250,000     0           250,000
Rfdg. (Jr. Lien) 6.25% 7/1/11, (MBIA
Insured)

Phoenix Arpt. Rev. Rfdg. Series D, 6.40%           Aaa          0            0           810,000     0           810,000
7/1/12, (MBIA Insured)

Phoenix Civic Impt. Corp. Wtr. Sys. Rev.           Aa           0            0           500,000     0           500,000
(Jr. Lien) 5.45% 7/1/19

Phoenix Gen. Oblig. Rfdg. 6% 7/1/02                Aa1          1,840,000    0           0           0           1,840,000

Phoenix Rfdg. Series A, 5% 7/1/19                  Aa1          0            0           250,000     0           250,000

Pima Cnty. Unified School Dist. Tucson             Aaa          0            2,000,000   0           0           2,000,000
Proj. of 1989 Series G, 8% 7/1/04 (MBIA
Insured)

Pima County  School Dist. #10 Rfdg. 0%             Aaa          0            0           300,000     0           300,000
7/1/00 (FGIC Insured)

Pima County Unified School Dist. #1                Aaa          0            0           250,000     0           250,000
Tucson Rfdg. 7.50% 7/1/10 (FGIC
Insured)

Pinal County Indl. Dev. Auth. Solid Waste          A3           0            0           250,000     0           250,000
Disp. Rev. (Browning Ferris Inds. Inc.
Proj.) 5% 2/1/06

Puerto Rico Commonwealth Hwy. & Trans.             Baa          0            0           100,000     0           100,000
Auth. Hwy. Rev. 5.50% 7/1/17                       1

Salt River Proj. Agric. & Pwr. Agric. Impt.        Aa           2,400,000    0           0           0           2,400,000
& Pwr. Dist. Elec. Sys. Rev. Reg. Linked
Stripes & Stars 5.05% 1/1/11

Salt River Proj. Agric. Impt. & Pwr. Dist.         Aa           0            0           500,000     0           500,000
Elec. Sys. Rev. (Salt River Proj.) Series C,
6.25% 1/1/19

Salt River Proj. Agric. Impt. & Pwr. Dist.         Aa           0            0           300,000     0           300,000
Elec. Sys. Rev. Rfdg. Series A,  5.75%
1/1/07

Salt River Proj. Agric. Impt. & Pwr. Dist.         Aaa          0            0           100,000     0           100,000
Elec. Sys. Rev. Rfdg. Series B, 5.25%
1/1/19, (MBIA Insured)

Salt River Proj. Agric. Impt. & Pwr. Dist.         Aa           0            0           150,000     0           150,000
Elec. Sys. Rev. Rfdg. Series C, 5% 1/1/13


Scottsdale Arizona Rfdg. 5.50% 7/1/09              Aa1          0            0           100,000     0           100,000


Scottsdale Rfdg. Series C, 6.375% 7/1/01           Aa1          0            0           250,000     0           250,000


Scottsdale Street & Hwy. Sure Rev. Rfdg.           A1           0            0           800,000     0           800,000
5.50% 7/1/07

Tempe Arizona Union High School Dist.              Aaa          0            0           310,000     0           310,000
#213 Rfdg. & Impt. 7% 7/1/08, (FGIC
Insured)

Tempe Unified High School Dist. #213               Aaa          0            0           400,000     0           400,000
Rfdg. & Impt. 7% 7/1/03 (FGIC Insured)


Tucson Gen. Oblig. Rfdg. 6.75% 7/1/03              Aaa          0            0           200,000     0           200,000
(FGIC Insured)

Tucson Ltd. Tax Rfdg. 7.50% 7/1/01                 Aa           0            2,525,000   300,000     0           2,825,000

Tucson Str. & Hwy. User Rev. Series A,             Aaa          0            0           400,000     0           400,000
6% 7/1/10, (MBIA Insured)

Tucson Wtr. Rev. Series D, 9.75% 7/1/07            A1           0            500,000     0           0           500,000

Tucson Wtr. Rev. Series D, 9.75% 7/1/08            A1           0            500,000     0           0           500,000

Tucson Wtr. Rev. Series D, 9.75% 7/1/09            A1           0            750,000     0           0           750,000

Yuma County Hosp. Dist. #001, 6.35%                A            0            0           265,000     0           265,000
11/15/07

                                                                                                                 63,745,00
                                                                                                                 0

ARKANSAS

Arkansas Dev. Fin. Auth. Rev. (Cap.                 --          4,500,000    0           0           0           4,500,000
Asset) Series B, 7.10% 3/1/08

Arkansas State College Savings (Cap.               Aa           0            1,280,000   0           0           1,280,000
Appreciation) Series A, 0% 6/1/03

Arkansas State College Savings (Cap.               Aa           0            1,110,000   0           0           1,110,000
Appreciation) Series A, 0% 6/1/04

North Little Rock Elec. Rev. Rfdg. Series          Aaa          3,840,000    0           0           0           3,840,000
A, 6.50% 7/1/10, (MBIA Insured)

North Little Rock Elec. Rev. Rfdg. Series          Aaa          1,000,000    0           0           0           1,000,000
A, 6.50% 7/1/15 (MBIA Insured)

Pulaski County Health Facs. Board Rev.             Aaa          1,750,000    0           0           0           1,750,000
Rfdg. (Sisters Charity Nazareth Corp.)
6.05% 11/1/09, (MBIA Insured)

Rogers ARK SLS TX SS 5% 11/1/15                    A1           0            2,000,000   0           0           2,000,000

                                                                                                                 15,480,00
                                                                                                                 0

CALIFORNIA

California Gen. Oblig. 5.25% 10/1/13               A1           2,000,000    3,000,000   0           0           5,000,000

California Gen. Oblig. 5.25% 10/1/16               A1           12,000,00    3,200,000   0           0           15,200,00
                                                                0                                                0

California Gen. Oblig. 5.25% 10/1/17               A1           0            3,500,000   0           0           3,500,000

California Gen. Oblig. 6% 9/1/07                   A1           2,000,000    0           0           0           2,000,000

California Gen. Oblig. 6.25% 10/1/19               A1           12,800,00    3,260,000   0           0           16,060,00
                                                                0                                                0

California Gen. Oblig. 6.30% 9/1/10                A1           4,000,000    0           0           0           4,000,000

California Gen. Oblig. 6.50% 3/1/02,               Aaa          2,000,000    2,525,000   0           0           4,525,000
(AMBAC Insured)

California Gen. Oblig. 6.60% 2/1/10                A1           0            5,205,000   0           0           5,205,000

California Gen. Oblig. 6.75% 5/1/03                A1           0            1,000,000   0           0           1,000,000

California Gen. Oblig. 6.80% 4/1/03                A1           2,500,000    0           0           0           2,500,000

California Gen. Oblig. 7% 10/1/09                  A1           1,000,000    0           0           0           1,000,000

California Gen. Oblig. 7% 3/1/06                   A1           1,365,000    0           0           0           1,365,000

California Gen. Oblig. 7% 8/1/04                   A1           2,000,000    0           0           0           2,000,000

California Gen. Oblig. 7% 8/1/09                   A1           5,000,000    0           0           0           5,000,000

California Gen. Oblig. Ltd. Tax 7% 10/1/06         A1           8,975,000    0           0           0           8,975,000


California Hsg. Fin. Agcy. Rev. (Home              Aa           0            187,000     0           0           187,000
Mtg.) Series 1983 A, 0% 2/1/15

California Hsg. Fin. Agcy. Rev. (Home              Aaa          0            1,000,000   0           0           1,000,000
Mtg.) Series A, 5.30% 8/1/14 (MBIA
Insured)

California Hsg. Fin. Agcy. Rev. (Home              Aaa          2,925,000    0           0           0           2,925,000
Mtg.) Series A, 5.70% 8/1/16, (MBIA
Insured)

California Hsg. Fin. Agcy. Rev. (Home              Aaa          1,000,000    0           0           0           1,000,000
Mtg.) Series G, 5.90% 2/1/09 (MBIA
Insured)

California Hsg. Fin. Agcy. Rev. (Home              Aaa          2,000,000    0           0           0           2,000,000
Mtg.) Series G, 5.90% 8/1/09, (MBIA
Insured)

California Hsg. Fin. Agcy. Rev. (Home              Aaa          3,000,000    0           0           0           3,000,000
Mtg.) Series R, 6.15% 8/1/27 (MBIA
Insured) (AMT)

California Poll. Cont. Fing. Auth. Resource        A1           0            2,000,000   0           0           2,000,000
Recovery Rev. (Waste Management Inc.)
7.15% 2/1/11

California Pub. Wks. Board Lease Rev.              A1           0            5,500,000   0           0           5,500,000
(California State Univ. Proj.) Series A,
5.50%6/1/14

California Pub. Wks. Board Lease Rev.              A1           18,250,00    0           0           0           18,250,00
(California Univ. Proj.) Series A, 5.50%                        0                                                0
6/1/10

California Pub. Wks. Board Lease Rev.              A1           5,175,000    0           0           0           5,175,000
(California University Proj.) Series A,
5%6/1/23

California Pub. Wks. Board Lease Rev.              A            3,225,000    0           0           0           3,225,000
(Dept. Correction Del Norte C) 4.75%
12/1/05

California Pub. Wks. Board Lease Rev.              A            4,000,000    1,000,000   0           0           5,000,000
(Various Californa State Univ. Projs.)
Series B,6% 10/1/14

California Pub. Wks. Board Lease Rev.              A1           0            1,500,000   0           0           1,500,000
(Various California State Univ. Projs.)
Series B5.55% 6/6/10

California Pub. Works Board Lease Rev.             A            1,500,000    0           0           0           1,500,000
(Dept. Correction State Prison
D-Susanville)5.375% 6/1/18

California Pub. Works Board Lease Rev.             A            3,000,000    0           0           0           3,000,000
Rfdg. (California Commty. Colleges)
Series D, 5.375% 3/1/11

California Pub. Works Board Lease Rev.             A            5,000,000    0           0           0           5,000,000
Rfdg. (State Archives Bldg. Complex)
Series A,5.375% 12/1/10

California Pub. Wrks. Board Lease                  A            3,750,000    0           0           0           3,750,000
Rev.(Various California State Univ. Proj.)
Series A, 5.25% 12/1/13

California Rural Home Mtg. Fin. Auth.              Aaa          8,000,000    1,000,000   0           0           9,000,000
Lease Rev. Series A, 4.45% 8/1/01 (MBIA
Insured)

California St. Pub. Wks. Board Lease Rev.          A1     0                  3,500,000   0           0           3,500,000
(Secretary of State) Series A, 6% 5/1/13

California Statewide Commtys. Dev. Corp.           Aaa          5,195,000    0           0           0           5,195,000
Ctfs. of Prtn. (J. Paul Getty) 5% 10/1/23

Castaic lake Wtr. Agcy. Ctfs. of Prtn. Rfdg.       Aaa          1,800,000    0           0           0           1,800,000
(Wtr. Sys. Impt. Proj.) Series A, 7.25%
8/1/09, (MBIA Insured)

Central Valley Fing. Auth. Cogeneration            --           13,925,00    4,075,000   0           0           18,000,00
Proj. Rev. (Carson Ice Gen. Proj.)  6.20%                       0                                                0
7/1/20

Del Norte County Pub. Wks. Rev. Rfdg.              A            2,500,000    0           0           0           2,500,000
(Dept. of Corrections) 5.125%, 12/1/08

East Bay Mun. Util. Dist. Wtr. Sys. Rev.           A1           0            1,250,000   0           0           1,250,000
Rfdg. 6.10% 6/1/07

Encintas School Dist. 0% 8/1/05 (MBIA              Aaa          0            1,500,000   0           0           1,500,000
Insured)

Encintas Unified School Dist. (Cap.                Aaa          1,000,000    0           0           0           1,000,000
Appreciation) 0% 8/1/06 (MBIA Insured)

Encintas Unified School Dist. (Cap.                Aaa          1,500,000    0           0           0           1,500,000
Appreciation) 0% 8/1/07 (MBIA Insured)

Encintas Unified School Dist. (Cap.                Aaa          1,250,000    0           0           0           1,250,000
Appreciation) 0% 8/1/08 (MBIA Insured)

Industry Urban Ind. Dev. Agcy. Rev. (Civic                -     0            1,140,000   0           0           1,140,000
Recreational Proj.#1-B) 7.375% 5/1/15                     -

Industry Urban Ind. Dev. Agcy. Rfdg.                --          7,860,000    0           0           0           7,860,000
(Civic Recreational Proj.#1) Series A,
7.375% 5/1/12

Long Beach Harbor Rev. 5.125% 5/15/18              Aa           5,000,000    0           0           0           5,000,000
(AMT)

Long Beach Harbor Rev. 8% 5/15/04,                 Aaa          6,305,000    0           0           0           6,305,000
(MBIA Insured)

Long Beach Hbr. 6% 5/15/06 (MBIA                   Aaa          3,000,000    0           0           0           3,000,000
Insured)

Long Beach Hbr. Rev. 8.50% 5/15/03                 Aaa          5,000,000    1,235,000   0           0           6,235,000
(MBIA Insured)

Los Angeles Cnty. Pub. Wks. Fing. Auth.            Aaa          0            2,500,000   0           0           2,500,000
Lease Rev. (Multi Cap. Facs. Projs.#5)
4.75% 12/1/10 (MBIA Insured)

Los Angeles County Metropolitan Trans.             Aaa          4,355,000    0           0           0           4,355,000
Auth. Rev. Rfdg. (Gen. Union Station)
Series A, 5.20% 7/1/12 (FSA Insured)

Los Angeles County Metropolitan Trans.             Aaa          3,380,000    0           0           0           3,380,000
Auth. Sales Tax Rev. Rfdg. (Prop. A) 2nd
Series, 5.625% 7/1/13 (MBIA Insured)

Los Angeles County Pub. Works Fing.                Aaa          5,000,000    0           0           0           5,000,000
Auth. Lease Rev. Multiple Cap. Facs. Proj.
SeriesIV, 4.75% 12/1/10 (MBIA Insured)


Los Angeles Wastewater Sys. Rev. Rfdg.             Aaa          2,985,000    0           0           0           2,985,000
Series A, 5% 2/1/11 (FGIC Insured)

Metropolitan Wtr. Dist. Southern California        Aaa          8,770,000    0           0           0           8,770,000
Wtrwks. Rev. 4.75% 7/1/21, (MBIA
Insured)

Metropolitan Wtr. Dist. Southern California        Aaa          2,000,000    0           0           0           2,000,000
Wtrwks. Rev. 5.75% 7/1/21 (MBIA
Insured)

Northern California Pwr. Agcy. Pub. Pwr.           Aaa          9,500,000    0           0           0           9,500,000
Rev. Rfdg. (Geothermal Proj.) Series A,
5.80% 7/1/09, (AMBAC Insured)

Orange County Dev. Agcy. (Tax Allocation)          Baa          2,800,000    0           0           0           2,800,000
(Santa Ana Heights Proj.) 6% 9/1/15

Riverside County Asset Leasing Corp.               A            1,500,000    0           0           0           1,500,000
Leasehold Rev. (Riverside County Hosp.
Proj.) Series A: 6.0% 6/1/03

Sacramento City Fing. Auth.                        Aaa          2,810,000    0           0           0           2,810,000
(Cap.Appreciation Tax Allocation Comb.
Proj.)Series B 0% 11/1/06, (MBIA Insured)


San Diego County Regulation Trans.                 Aaa          1,100,000    0           0           0           1,100,000
Commision (Sales Tax Rev.) Second
SR-Series A, 6.25% 4/1/02, (FGIC
Insured)

San Diego County Regulation Trans.                 Aaa          5,000,000    0           0           0           5,000,000
Commision Sales Tax Rev. Second Series
A, 6.25% 4/1/03 (FGIC Insured)

San Diego Pub. Facs. Fing. Auth. Swr.              Aaa          3,290,000    0           0           0           3,290,000
Rev. 6% 5/15/06, (FGIC Insured)

San Francisco ARPT AMBAC 6.2% 5/1/05               Aaa          0            2,330,000   0           0           2,330,000

San Francisco Bldg. Auth. Lease Rev.               A            5,500,000    0           0           0           5,500,000
(Dept. Gen. Svcs. Lease) Series A, 5%
10/1/13

San Francisco City & County Swr. Rev.              Aaa          5,000,000    5,000,000   0           0           10,000,00
Rfdg.5.90% 10/1/08 (AMBAC Insured)                                                                               0

San Joaquin County Ctfs. of Prtn. (Cap.            Aaa          0            4,000,000   0           0           4,000,000
Facs. Proj.) 4.90% 11/15/08 (MBIA
Insured)

San Mateo County Trans. Dist. Sales Tax            Aaa          2,635,000    0           0           0           2,635,000
Rev. Crossover Rfdg. Series A, 5% 6/1/09,
(MBIA Insured)

Santa Margarita/Dana Point Auth. Rev.              Aaa          1,770,000    0           0           0           1,770,000
(Impt. Dist. 3&3A,4&4A) Series B, 7.25%
8/1/08,(MBIA Insured)

South Orange County Pub. Fin. Auth. Spl.           Aaa          2,500,000    0           0           0           2,500,000
Tax Rev. (Foothill Area) Series C, 8%
8/15/08 (FGIC Insured)

South Orange County Pub. Fing. Auth.               Aaa          0            2,500,000   0           0           2,500,000
Spl. Tax Rev. (Foothill Area) Series C,
7.50% 8/15/07 (FGIC Insured)

South Orange County Pub. Fing. Auth.               Aaa          3,490,000    0           0           0           3,490,000
Spl. Tax Rev. (Sr. Lien) Series A, 7%
9/1/11  (MBIA Insured)

Univ. of California Rev. (Multiple Purpose         Aaa          2,000,000    0           0           0           2,000,000
Projs.) Series D, 6.10% 9/1/10
(MBIAInsured)

University of California Rev. Rfdg.                Aaa          0            1,800,000   0           0           1,800,000
(Multiple Purp. Projs.) Series C, 5.125%
9/1/13(AMBAC Insured)

Upland Ctfs. of Prtn. (San Antonio                  --          3,000,000    0           0           0           3,000,000
Commty. Hosp.) 5% 1/1/18

West & Central Basin Fin. Auth. Series C           Aaa          0            6,100,000   0           0           6,100,000
5.25% 8/1/08 (AMBAC Insured) (step)

West & Central Basin Fin. Auth. Series C,          Aaa          0            5,800,000   0           0           5,800,000
5.20% 8/1/07 (AMBAC Insured) (Step)

                                                                                                                 325,792,0
                                                                                                                 00

COLORADO

Aurora Rfdg. 4.75% 11/1/14                         A1           3,040,000    0           0           0           3,040,000

Colorado Health Facs. Auth. Rev.                   Aaa          1,000,000    0           0           0           1,000,000
(Hosp.-Swedish Med. Ctr.) Series A,
7.25% 10/1/08

Colorado Health Facs. Auth. Rev. (Rocky            Baa          2,500,000    0           0           0           2,500,000
Mountain Adventist) 6.25% 2/1/04

Colorado Health Facs. Auth. Rev. (Rocky            Baa          4,700,000    0           0           0           4,700,000
Mountain Adventist) 6.625% 2/1/22

Colorado Health Facs. Auth. Rev. Rfdg.             Baa          0            6,500,000   0           0           6,500,000
(Rocky Mountain Adventist) 6.625% 2/1/13

Colorado Springs Arpt. Rev. (Cap.                   --          1,550,000    0           0           0           1,550,000
Appreciation) Series C, 0% 1/1/02

Colorado Springs Arpt. Rev. (Cap.                   --          1,530,000    0           0           0           1,530,000
Appreciation) Series C, 0% 1/1/04

Colorado Springs Arpt. Rev. (Cap.                   --          1,655,000    0           0           0           1,655,000
Appreciation) Series C, 0% 1/1/09

Colorado Springs Arpt. Rev. (Cap.                   --          1,500,000    0           0           0           1,500,000
Appreciation) Series C, 0% 1/1/10

Colorado Univ. Rev. (Biomedical Research           A            5,725,000    0           0           0           5,725,000
Bldg. Proj.) 7% 6/1/09

Denver City & Cnty Arpt. Rev. 0%,                  Aaa          5,000,000    0           0           0           5,000,000
10/15/03, (MBIA Insured)

Denver City & Cnty. Arpt. Rev. Series D            Aaa          3,000,000    0           0           0           3,000,000
(Cap. Appreciation) 0% 11/15/05, (MBIA
Insured

Denver City & County Arpt. Rev. (Cap.              Aaa          7,500,000    0           0           0           7,500,000
Appreciation) Series D, 0% 11/15/04,
(MBIA Insured) (AMT)

Denver City & County Arpt. Rev. Ltd. Tax           Baa          5,500,000    0           0           0           5,500,000
Series B, 7.50% 11/15/25 (AMT)

Denver City & County Arpt. Rev. Series A,          Aaa          0            3,000,000   0           0           3,000,000
(Cap. Appreciation) 0% 11/15/05 (MBIA
Insured)  AMT

Denver City & County Arpt. Rev. Series A,          Aaa          0            4,900,000   0           0           4,900,000
0% 11/15/02, (MBIA Insured)

Denver City & County Arpt. Rev. Series A,          Baa          1,200,000    1,000,000   0           0           2,200,000
6.60% 11/15/97 (AMT)

Denver City & County Arpt. Rev. Series A,          Baa          0            1,000,000   0           0           1,000,000
6.90% 11/15/98

Denver City & County Arpt. Rev. Series A,          Baa          6,250,000    0           0           0           6,250,000
6.90% 11/15/98 (AMT)

Denver City & County Arpt. Rev. Series A,          Baa          1,750,000    0           0           0           1,750,000
7% 11/15/99

Denver City & County Arpt. Rev. Series D,          Baa          0            2,500,000   0           0           2,500,000
7% 11/15/25

Highlands Ranch Metropolitan Dist. #2              Aaa          1,725,000    0           0           0           1,725,000
5.50% 6/15/00, (FSA Insured)

Highlands Ranch Metropolitan Dist. #2 6%           Aaa          2,050,000    0           0           0           2,050,000
6/15/03, (FSA Insured)

Jefferson County Ctfs. of Prtn. 7.125%             Aaa          250,000      0           0           0           250,000
12/1/10, (MBIA Insured)

Jefferson County Ctfs. of Prtn. Rfdg.              Aaa          3,000,000    0           0           0           3,000,000
6.65% 12/1/08, (MBIA Insured)

Jefferson County Single Family Mtg. Rev.           Aaa          260,000      0           0           0           260,000
Series 1991 A, 8.875% 10/1/13 (MBIA
Insured)

                                                                                                                 79,585,00
                                                                                                                 0

CONNECTICUT

Connecticut Health & Ed. Facs. Auth. Rev.          Aaa          0            2,990,000   0           0           2,990,000
(St. Raphael Hosp.) 5.30% 7/1/10,
(AMBAC  Insured)

Connecticut Health & Edl. Facs. Auth.               --          4,685,000    0           0           0           4,685,000
Rev. (New Britain Mem. Hosp.) Series A,
7.50% 7/1/06

Connecticut Spl. Tax Oblig. Rev. Rfdg.             Aaa          2,925,000    0           0           0           2,925,000
(Trans. Infrastructure) Series A, 5.25%
9/1/07, (MBIA Insured)

Norwalk Hsg. Auth. Mtg. Rev. (Monterey              --          1,790,000    0           0           0           1,790,000
Village) Series 1985 B, Section 8, 9%
11/1/99

                                                                                                                 12,390,00
                                                                                                                 0

DISTRICT OF COLUMBIA

District of Columbia (Carnegie Endow for           Aa           4,000,000    0           0           0           4,000,000
Int'l. Peace) Rev. 5.75% 11/15/26

District of Columbia Gen. Oblig. 5.40%             Aaa          3,350,000    0           0           0           3,350,000
6/1/06, (AMBAC Insured)

District of Columbia Gen. Oblig. 6%                Aaa          2,000,000    0           0           0           2,000,000
6/1/11, (MBIA Insured)

District of Columbia Gen. Oblig. Rfdg.             Aaa          2,635,000    0           0           0           2,635,000
Series A, 5.875% 6/1/05 (AMBAC Insured)


District of Columbia Hosp. Rev. (Hosp. for         --           5,825,000    3,395,000   0           0           9,220,000
Sick Children) Series A, 8.875% 1/1/21

District of Columbia Redev. Land Agcy.             Baa          0            1,000,000   0           0           1,000,000
Spl. Tax Rev. (Washington D.C. Sports
Arena)5.40% 11/1/00

District of Columbia Redev. Land Agcy.                          0            1,250,000   0           0           1,250,000
Spl. Tax Rev. (Washington D.C. Sports
Arena)5.625% 11/1/10

District of Columbia Redev. Land Agcy.             Baa          4,900,000    0           0           0           4,900,000
Sports Arena Spl. Tax Rev. 5.625%
11/1/10

Metropolitan Washington Arpt. Auth. Gen.           Aaa          0            3,000,000   0           0           3,000,000
Arpt. Rev. Series A, 7.25% 10/1/10  (FGIC
Insured) (AMT)

                                                                                                                 31,355,00
                                                                                                                 0

FLORIDA

Broward County Resources Recovery                  A            4,000,000    4,335,000   0           0           8,335,000
Rev. (SES Broward Co. LP South Proj.)
7.95% 12/1/08

Dade County Aviation Rev. (Miami Int'l.            Aaa          3,750,000    0           0           0           3,750,000
Arpt) Ltd. Tax Series B, 6% 10/1/24 (MBIA
Insured)

Dade County Gen. Oblig. 5.125% 10/1/26,            Aaa          5,300,000    0           0           0           5,300,000
(MBIA Insured)

Dade County Health Facs. Auth. Hosp.                --          785,000      0           0           0           785,000
Rev. (South Shore Hosp. & Med. Ctr.)
Series A,  7.60% 8/1/24, (FHA
Guaranteed)

Florida Muni. Pwr. Agcy. Rev. Rfdg. (All           Aaa          2,000,000    0           0           0           2,000,000
Requirement Pwr. Supply) 6.25% 10/1/19,
(AMBAC Insured)

Florida Muni. Pwr. Agcy. Rev. Rfdg.                Aaa          0            3,000,000   0           0           3,000,000
(Stanton II Proj.) 4.50% 10/1/16 (AMBAC
Insured)

Florida State Division Bond Fin. Dept.             Aaa          4,750,000    0           0           0           4,750,000
Gen. Svcs. Rev. (Dept. Natural
Resources-Preservation 2000) Series A,
6.25% 7/1/10 (MBIA Insured)

Hillsborough County Util. Rev. Rfdg. (Cap.         Aaa          4,110,000    0           0           0           4,110,000
Appreciation) Series A, 0% 8/1/98 (MBIA
Insured)

Jacksonville Elec. Auth. Rev. 6% 7/1/01            Aaa          4,280,000    845,000     0           0           5,125,000
(Escrowed to Maturity)

Jacksonville Elec. Auth. Rev. 6.80% 7/1/12         Aaa          3,000,000    0           0           0           3,000,000
(Escrowed to Maturity)

Jacksonville Health Facs. Auth. Ind. Dev.          Baa          2,000,000    0           0           0           2,000,000
Rev. Rfdg. (Cypress Village Proj.)  (Nat'l.        1
Benevolent Assoc.) 7% 12/1/22

Jacksonville Port Auth. Rev. 5.75%                 Aaa          0            1,000,000   0           0           1,000,000
11/1/09  (MBIA Insured) (AMT)

Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub.         Aaa          0            2,500,000   0           0           2,500,000
Lien) 6.50% 10/1/09 (FGIC Insured)

Lakeland Elec. & Wtr. Rev. Rfdg. 6.50%             Aaa          5,000,000    0           0           0           5,000,000
10/1/05, (FGIC Insured)

Lakeland Elec. & Wtr. Rev. Rfdg. Jr. Sub.          Aaa          0            10,000,00   0           0           10,000,00
Lien 6.50% 10/1/04 (FGIC Insured)                                            0                                   0

Orange County Tourist Dev. Tax Rfdg.               Aaa          5,000,000    0           0           0           5,000,000
Series A, 6.50% 10/1/10, (AMBAC
Insured)

Tampa Cap. Impt. Prog. Rev. Series A,               --          10,000,00    0           0           0           10,000,00
8.25% 10/1/18                                                   0                                                0

                                                                                                                 75,655,00
                                                                                                                 0

GEORGIA

Atlanta Downtown Dev. Auth. Rev.                   Aa           3,000,000    0           0           0           3,000,000
(Underground Atlanta Proj.) 6.25% 10/1/16


Atlanta Downtown Dev. Auth. Rev. Rfdg.             Aa           2,500,000    0           0           0           2,500,000
(Underground Atlanta Proj.) 6.25% 10/1/12


Cobb County School Dist. Unltd. Tax 5%             Aa1          2,700,000    0           0           0           2,700,000
2/1/97

Fulton County School Dist. Rfdg. 6.375%            Aa           0            2,000,000   0           0           2,000,000
5/1/14

Fulton Wtr. & Swr. 6.25% 1/1/08 (FGIC              Aaa          0            2,100,000   0           0           2,100,000
Insured)

Georgia Gen. Oblig. Impt. Series B, 7.20%          Aaa          3,000,000    0           0           0           3,000,000
3/1/05

Georgia Gen. Oblig. Series B, 6.10%                Aaa          2,000,000    0           0           0           2,000,000
3/1/05

Georgia Gen. Oblig. Series B, 7.50%                Aaa          2,000,000    0           0           0           2,000,000
4/1/97

Georgia Residential Fin. Auth. Home                Aa           0            16,125,00   0           0           16,125,00
Ownership Mtg. Series 1984 B, 0%                                             0                                   0
12/1/15

                                                                                                                 35,425,00
                                                                                                                 0

HAWAII

Hawaii Arpts. Sys. Rev. 2nd Series, 7.50%          Aaa          0            1,500,000   0           0           1,500,000
7/1/20 (FGIC Insured)*

                                                                                                                 1,500,000

IDAHO

Boise Urban Renewal Parking Agcy. Rev.             A            2,600,000    0           0           0           2,600,000
(Tax Increment) Series A, B, C, 8.125%
9/1/15

Idaho Falls Elec. Rfdg. 0% 4/1/07, (FGIC           Aaa          0            2,500,000   0           0           2,500,000
Insured)

Idaho Falls Rfdg. 0% 4/1/06, (FGIC                 Aaa          2,000,000    0           0           0           2,000,000
Insured)

Idaho Falls Rfdg. Elec. 0% 4/1/13, (FGIC           Aaa          2,000,000    0           0           0           2,000,000
Insured)

Idaho Health Facs. Auth. Rev. 5.50%                Aaa          2,000,000    0           0           0           2,000,000
12/1/07, (AMBAC Insured)

Idaho Housing Agcy. Single Family Mtg.             --           0            2,100,000   0           0           2,100,000
Series 1991 B, 7.50% 7/1/24

Nez Perce ID PCR PCH 6% 10/1/24                    --           0            3,000,000   0           0           3,000,000

                                                                                                                 16,200,00
                                                                                                                 0

ILLINOIS

Chicago Board of Ed. Gen. Oblig. 6.25%             Aaa          1,000,000    0           0           0           1,000,000
12/1/11, (MBIA Insured)

Chicago Ill FGIC Rfdg. Series B, 5.125%            Aaa          0            2,250,000   0           0           2,250,000
1/1/15 (AMBAC Insured)

Chicago Ill Motor Fuel Tax Rev. Rfdg.              Aaa          4,000,000    0           0           0           4,000,000
Series A, 5.375% 1/1/14 (AMBAC Insured)


Chicago Ill. Rfdg Series B, 5% 1/1/11              Aaa          7,200,000    0           0           0           7,200,000
(AMBAC Insured)

Chicago Midway Arpt. Rev. Series B,                Aaa          3,060,000    0           0           0           3,060,000
5.25% 1/1/14 (MBIA Insured) (AMT)

Chicago Midway Arpt. Rev. Series B, 6%             Aaa          2,170,000    0           0           0           2,170,000
1/1/08 (MBIA Insured) (AMT)

Chicago Midway Arpt. Rev. Series B, 6%             Aaa          2,435,000    0           0           0           2,435,000
1/1/10 (MBIA Insured) (AMT)

Chicago Midway Arpt. Rev. Series B,                Aaa          2,580,000    0           0           0           2,580,000
6.125% 1/1/11 (MBIA Insured) (AMT)

Chicago Midway MBIA 5.25% 1/1/13                   Aaa          0            2,910,000   0           0           2,910,000

Chicago Midway MBIA 6% 1/1/07                      Aaa          0            2,045,000   0           0           2,045,000

Chicago O'Hare Int'l. Arpt. Rev. Rfdg. (2nd        Aaa          6,700,000    0           0           0           6,700,000
Lien) (Gen. Arpt. Proj.) Series A,
6.375%1/1/15 (MBIA Insured)

Chicago O'Hare Int'l. Arpt. Rev. Rfdg. (2nd        Aaa          0            1,500,000   0           0           1,500,000
Lien) Series A, 6.375%1/1/15 (MBIA
Insured)

Chicago O'Hare Int'l. Arpt. Spl. Facs. Rev.        Baa          0            2,845,000   0           0           2,845,000
(United Airlines, Inc.)  8.25% 5/1/99*             3

Chicago O'Hare Int'l. Arpt. Spl. facs. Rev.        A            4,500,000    0           0           0           4,500,000
Rfdg. (Int'l. Terminal) Series A, 7.50%
1/1/17 *AMT*

Chicago O'Hare Int'l. Arpt. Spl. Facs. Rev.        A1           16,840,00    4,500,000   0           0           21,340,00
Rfdg. Series A, 5% 1/1/12                                       0                                                0

Chicago Park Dist. Rfdg. 6.25% 1/1/09              Aaa          2,250,000    750,000     0           0           3,000,000
(FGIC Insured)

Chicago Residential Mtg. Rev. Rfdg. (Cap.          Aaa          0            6,285,000   0           0           6,285,000
Appreciation) Series B, 0% 10/1/09  (MBIA
Insured)

Chicago School Board of Ed. 6.25%                  Aaa          4,750,000    0           0           0           4,750,000
12/1/09, (MBIA Insured)

Cook Co. IL Fgic. 5.875% 11/15/22                               0            1,500,000   0           0           1,500,000

Cook County Rfdg. (Cap. Impt.) Ltd. Tax            Aaa          8,500,000    0           0           0           8,500,000
5.875% 11/15/22 (FGIC Insured)

Deerfield Rev. (Jewish Federation                  Aaa          5,000,000    0           0           0           5,000,000
Metropolitan) 5.375% 8/15/20 (AMBAC
Insured)

DeKalb Single Family Mtg. Rev. 7.45%               Aaa          0            1,695,000   0           0           1,695,000
12/1/09, (GNMA Coll.)*

IL Univ FGIC 6% 4/01/02                            Aaa          0            1,000,000   0           0           1,000,000

Illinois Edl. Facs. Auth. Rev. (Lewis Univ.)       Baa          5,000,000    0           0           0           5,000,000
6% 10/1/24

Illinois Health Facs. Auth. Rev. (Mem.              --          4,000,000    0           0           0           4,000,000
Hosp.) 7.125% 5/1/10

Illinois Health Facs. Auth. Rev. (Memorial          --          1,200,000    0           0           0           1,200,000
Hosp.) 6.875% 5/1/00

Illinois Health Facs. Auth. Rev. Rfdg.             A            1,500,000    0           0           0           1,500,000
(Lutheran Gen. Health Sys.) Series C, 7%
4/1/14

Illinois Health Facs. Auth. Rev. Rfdg.             A            3,000,000    0           0           0           3,000,000
(Lutheran Gen. HealthCare Sys.) Series
C, 6% 4/1/18

Illinois Health Facs. Auth. Rev.(OSF               A1           5,000,000    0           0           0           5,000,000
Healthcare Sys.) 6% 11/15/13

Lake County Forest Preserve Dist. Unltd.           Aa           10,440,00    0           0           0           10,440,00
Tax (Cap. Apprec.) 0% 12/1/07                                   0                                                0

Lake County Forest Preserve Dist. Unltd.           Aa           12,505,00    0           0           0           12,505,00
Tax (Cap. Appreciation) 0% 12/1/08                              0                                                0

Metropolitan Pier & Exposition Auth.               Aaa          95,000       0           0           0           95,000
Dedicated State Tax Rev. (McCormick
Place Expansion Proj.) (Cap.
Appreciation) Series A, 0% 6/15/07 (FGIC
Insured)

Metropolitan Pier & Exposition Auth.               Aaa          4,705,000    0           0           0           4,705,000
Dedicated State Tax Rev. (McCormick
Place Expansion Proj.) (Cap.
Appreciation) Series A, 0% 6/15/07 (FGIC
Insured) (Pre-Refunded to 6/1

Metropolitan Pier & Exposition Auth.               Aaa          250,000      0           0           0           250,000
Dedicated State Tax Rev. (McCormick
Place Expansion Proj.) (Cap.
Appreciation) Series A, 0% 6/15/12 (FGIC
Insured)

Metropolitan Pier & Exposition Auth.               Aaa          11,570,00    0           0           0           11,570,00
Dedicated State Tax Rev. (McCormick                             0                                                0
Place Expansion Proj.) (Cap.
Appreciation) Series A, 0% 6/15/12 (FGIC
Insured) (Pre-Refunded to 6/1

Metropolitan Pier & Exposition Auth.               Aaa          10,000,00    2,175,000   0           0           12,175,00
Dedicated Tax Rev. (McCormick Place                             0                                                0
Expansion Proj.) Series A, 0% 6/15/09,
(FGIC Insured)

Metropolitan Pier & Exposition Auth.               Aaa          7,250,000    0           0           0           7,250,000
Dedicated Tax Rev. (McCormick Place
Expansion  Proj.) 0% 6/15/10, (FGIC
Insured)

Metropolitan Pier & Exposition Auth.               Aaa          0            2,700,000   0           0           2,700,000
Dedicated Tax Rev. 0% 6/15/00, (AMBAC
Insured)

Reg'l. Trans. Auth. Rfdg. 5.25% 6/1/10             Aaa          3,295,000    0           0           0           3,295,000
(MBIA Insured)

                                                                                                                 182,950,0
                                                                                                                 00

INDIANA

Indianapolis Econ. Dev. Rev. Rfdg. & Impt.         Baa          3,000,000    0           0           0           3,000,000
(Nat'l. Benevolent Assoc.) 7.625% 10/1/22          1


Indianapolis Resource Recovery Rev.                Aaa          3,080,000    0           0           0           3,080,000
Rfdg. (Ogden Martin Sys. Inc. Proj.)
6.75% 12/1/07  (AMBAC Insured)

Indianapolis Resources Recovery Rev.               Aaa          0            1,000,000   0           0           1,000,000
Rfdg. (Ogden Martin Sys. Inc. Proj.)
6.75% 12/1/06 (AMBAC Insured)

                                                                                                                 7,080,000

KANSAS

Johnson County Unified School Dist #512            Aa1          0            1,225,000   0           0           1,225,000
(Shawnee Mission) 8% 10/1/04

Johnson County Unified School Dist. #512           Aa1          0            1,015,000   0           0           1,015,000
(Shawnee Mission) 8% 10/1/03

Johnson County Unified School Dist. #512           Aa1          0            1,250,000   0           0           1,250,000
(Shawnee Mission) 8% 10/1/05

Kansas City Util. Sys. Rev. 0% 9/1/10,             Aaa          3,825,000    0           0           0           3,825,000
(AMBAC Insured) (Escrowed to Maturity)


Kansas City Util. Sys. Rev. 0% 9/1/10,             Aaa          2,865,000    0           0           0           2,865,000
(AMBAC Insured) (Escrowed to Maturity)


Kansas Dept. Trans. Hwy. Rev. 7.25%                Aa           4,750,000    0           0           0           4,750,000
3/1/05

Reno County Mtg. Rev. Rfdg. (Single                Aa           0            675,000     0           0           675,000
Family) Series B, 8.70% 9/1/11

KENTUCKY                                                                                                         15,605,00
                                                                                                                 0

KENTUCKY

Jefferson County Cap. Projs. Corp. Rev.            A1           5,365,000    0           0           0           5,365,000
(Muni. Multiple Rfdg. Lease) Series A,  0%
8/15/11

Kenton County Arpt. Board Arpt. Spl.               Baa          10,675,00    0           0           0           10,675,00
Facs. Rev. (Delta Airlines, Inc.) Series A,        3            0                                                0
7.125%, 2/1/21 (AMT)

Kenton KY Delta 7.125% 2/1/21                                   0            3,500,000   0           0           3,500,000

Owensboro Elec. Lt. & Pwr. Rev. Series B,          Aaa          10,000,00    0           0           0           10,000,00
0% 1/1/07, (AMBAC Insured)                                      0                                                0

Owensboro Elec. Lt. & Pwr. Rev. Series B,          Aaa          0            4,000,000   0           0           4,000,000
0% 1/1/10 (AMBAC Insured)

                                                                                                                 33,540,00
                                                                                                                 0

LOUISIANA

Lake Charles Hbr. & Term. Dist. Port Facs.         Baa          21,000,00    0           0           0           21,000,00
Rev. Rfdg. (Trunkline LNG Co. Proj.)               2            0                                                0
Series 1992, 7.75% 8/15/22

Louisiana Gen. Oblig. 6% 8/1/01, (FGIC             Aaa          3,000,000    0           0           0           3,000,000
Insured)

Louisiana Gen. Oblig. Series A, 6.75%              Aaa          4,320,000    0           0           0           4,320,000
5/15/03 (MBIA Insured)

Louisiana Gen. Oblig. Series A, 6.75%              Aaa          0            5,865,000   0           0           5,865,000
5/15/04, (MBIA Insured)

Louisiana Offshore 5.2% 9/01/97                    Baa          0            1,000,000   0           0           1,000,000
                                                   1

Louisiana Offshore Term. Auth. Deepwtr.            Baa          2,300,000    0           0           0           2,300,000
Port Rev. Rfdg. (1st Stage) (Loop, Inc.            1
Proj.)  Series E, 7.60% 9/1/10

Monroe-West Monroe Pub. Trust Fing.                 --          9,000,000    0           0           0           9,000,000
Auth. Mtg. Rev. Rfdg. (Cap. Appreciation)
Series C, 0% 8/20/14

St.  Charles LA PCR VRDN 4% 11/01/21                            0            1,800,000   0           0           1,800,000

St. James Parish Poll. Cont. Rev. (B.F.            Baa          500,000      0           0           0           500,000
Goodrich Proj.) 14.50% 12/1/11                     1

St. John Baptist Parish Sales Tax Dist.            Baa          2,700,000    0           0           0           2,700,000
Rfdg. Series 1989, 7.80% 12/1/14

St. Tammany Pub. Trust Fing. Auth. Rev.            Aaa          4,650,000    0           0           0           4,650,000
Rfdg. (Cap. Appreciation) Series C,  0%
7/20/14

                                                                                                                 56,135,00
                                                                                                                 0

MAINE

State Str. Hsg. Preservation Corp. Hsg.             --          620,000      0           0           0           620,000
Rev. (Multi-Family Proj.) Series A,  7.20%
1/1/02

State Str. Hsg. Preservation Corp. Hsg.             --          3,505,000    0           0           0           3,505,000
Rev. (Multi-Family Proj.) Series A,
7.375% 1/1/12

State Str. Hsg. Preservation Corp. Hsg.             --          4,700,000    0           0           0           4,700,000
Rev. (Multi-Family Proj.) Series A,  7.50%
1/1/19

                                                                                                                 8,825,000

MARYLAND

Anne Arundel County 7% 8/1/04                      Aa           0            0           0           550,000     550,000

Baltimore Cnty. Mtg. Rev. Rfdg.                    Aaa          0            0           0           500,000     500,000
(Northbrooke Apts Proj.) Series A, 6.35%
1/20/21,  (GNMA Insured)

Baltimore Consolidated Pub. Impt. 7%                            0            0           0           500,000     500,000
10/15/09, (MBIA Insured)

Baltimore Consolidated Pub. Impt. Rfdg.            A            0            0           0           500,000     500,000
Series A, 0% 10/15/06, (FGIC Insured)

Baltimore County Consolidated Pub. Impt.                        0            0           0           300,000     300,000
5.70% 7/1/02

Baltimore County Met. Dist. 6.125% 7/1/07           --          0            0           0           465,000     465,000


Baltimore County Metropolitan Dist. Series         Aa           0            0           0           500,000     500,000
65, 6% 6/1/05

Baltimore County MDVRDN 4.3%                       Aa3          0            0           0           400,000     400,000
12/01/17

Baltimore MD Gen. Oblig. 7.05% 10/15/06            A1           0            0           0           500,000     500,000

Baltimore MD Sprg. Hill APT L=SU                   A1           0            0           0           385,000     385,000

Baltimore Port. Facs. Rev. (Cons. Coal             Aa3          0            0           0           500,000     500,000
Sales - DuPont (EI) De Nemours & Co.)
6.50% 12/1/10

Baltimore Pub.Impt. 7.25% 10/15/05                 Aaa          0            3,100,000   0           0           3,100,000
(FGIC Insured)

Baltimore Rev. Rfdg. (Wtr. Proj.) Series A,        A            0            0           0           600,000     600,000
5.50% 7/1/26 (FGIC Insured)

Calvert County Gen. Oblig. 5.20% 1/1/04                         0            0           0           600,000     600,000


Frederick Cnty. Pub. Facs. Rfdg. Unltd.                         0            0           0           700,000     700,000
tax5.75% 7/1/16

Frederick County Pub. Facs. 5.60% 7/1/11           A1           0            0           0           725,000     725,000


Howard County Met. Dist. Rfdg. Series B,           Aa           0            0           0           750,000     750,000
6% 8/15/03

Howard County Mtg. Rev. (Heartlands                Aaa          250,000      0           0           0           250,000
Elderly Apts. Proj.) 8.875% 12/1/10,
(MBIA Insured) (FHA Guaranteed)

Maryland Commty. Dev. Admin. Dept.                              0            0           0           1,000,000   1,000,000
Hsg. & Commty. Dev. Rev. (Single Family
Prog.) 7thSeries, 7.25% 4/1/19 (AMT)

Maryland ECO Development Corp. Pool                Aa           0            0           0           1,000,000   1,000,000
L=NB

Maryland Gen. Oblig. (Maryland State &             Aaa          0            0           0           850,000     850,000
Local Facs. Loan) First Series 5.50%
2/1/06

Maryland Gen. Oblig. 1st Series A-M,               Aaa          3,000,000    0           0           0           3,000,000
6.50% 7/1/00

Maryland Health and Higher Edl. Facs               Aa3          0            0           0           600,000     600,000
Auth. (Kaiser) 4.15% 7/01/15

Maryland Health & Higher Ed. Facs. Auth.           Aaa          0            0           0           1,000,000   1,000,000
Rev. Rfdg.  (John Hopkins Health Sys.)
Series 1988, 7.50% 7/1/20

Maryland Health & Higher Ed. Facs. Auth.           A1           0            0           0           1,000,000   1,000,000
Rev. Rfdg. (Greater Baltimore Med. Ctr.)
5% 7/1/19, (FGIC Insured)

Maryland Health & Higher Edl. Facs. Auth.          Aaa          0            0           0           1,000,000   1,000,000
Rev. (Good Samaritan Hosp.), 5.75%
7/1/13

Maryland Health & Higher Edl. Facs. Auth.          Aaa          0            0           0           1,000,000   1,000,000
Rev. Rdfg. (Howard County Gen. Hosp.)
5.50%  7/1/13

Maryland Health & Higher Edl. Facs. Auth.          Aa           0            0           0           1,000,000   1,000,000
Rev. Rfdg. (Good Samaritan Hosp.) 5.70%
7/1/09

Maryland Ind. Dev. Fing. Auth. Rev. Rfdg.          Baa          0            0           0           1,000,000   1,000,000
(Holy Cross Health Sys. Corp.) 5.70%               1
12/1/10

Maryland State & Local Facs. Loan First             --          0            0           0           1,000,000   1,000,000
Series, 4.50% 2/15/08

Maryland State & Local Facs. Loan First            Aaa          0            0           0           1,000,000   1,000,000
Series, 5.30% 3/15/05

Maryland Trans. Auth. Trans. Facs Projs.                        0            0           0           1,000,000   1,000,000
Rev Rfdg. 0% 7/1/04 (FGIC) Insured

Maryland Trans. Auth. Trans. Facs. Proj.           Aa           0            0           0           1,000,000   1,000,000
Rev. Rfdg. 5.50% 7/1/03

Maryland Trans. Auth. Trans. Facs. Rev.            Aa1          0            0           0           1,000,000   1,000,000
5.80% 7/1/06

Maryland Trans. Auth. Trans. Facs. Rev.            Aa           0            0           0           1,000,000   1,000,000
6.80% 7/1/16

Montgomery County (Consolidated Pub.               Aaa          0            0           0           1,015,000   1,015,000
Impt.) Series A, 5.625% 10/1/06

Montgomery County (Construction & Pub.             Aaa          0            1,660,000   0           0           1,660,000
Impt.) Series B, 6.80% 11/1/06
(Pre-Refunded to 11/1/99 @ 102)

Montgomery County Rev. Hsg.                        Aaa          0            0           0           1,100,000   1,100,000
Opportunity Comm.

Montgomery County Rev. Hsg.                        Aa           0            0           0           1,200,000   1,200,000
Opportunity Comm. (Single Family Mtg.)
Series A, 6.6%7/1/14

Northeast Waste Disp. Auth. Solid Waste            Aaa          0            0           0           1,620,000   1,620,000
Rev. (Montgomery County Resource
Recovery  Proj.) 6.3% 7/1/16

Northeast Waste Disp. Auth. Solid Waste            Aaa          0            0           0           1,400,000   1,400,000
Rev. (Montgomery County Resource
Recovery  Proj.) Series A, 5.90% 7/1/05


Northeast Waste Disp. Auth. Solid Waste            Aaa          0            0           0           1,500,000   1,500,000
Rev. (Montgomery County Resource
Recovery  Proj.) Series A, 6% 7/1/07
(AMT)

Northeast Waste Disp. Auth. Solid Waste            Aaa          0            0           0           1,235,000   1,235,000
Rev. Rfdg. (Southwest Resource
Recovery Fac.)7.20% 1/1/05 (MBIA)
Insured

Prince George's County Hsg. Auth. (Single          Aaa          0            0           0           2,000,000   2,000,000
Family Rev.) Series A, 6.5% 12/1/15 AMT


Prince George's County Solid Waste                 Aaa          1,500,000    0           0           0           1,500,000
Mgmt. Sys. 5.25% 6/15/13, (FSA Insured)


Univ. of Maryland Sys. Auxilary Facs. &            Aa2          0            0           0           2,000,000   2,000,000
Tuition Rev. Series A, 5.6% 4/1/16

Washington Metropolitan Area Trans.                Aaa          0            0           0           2,000,000   2,000,000
Auth. Gross Rev. Rfdg. 6% 7/1/09 (FGIC
Insured)

Washington Metropolitan Area Trans.                Aaa          0            0           0           2,570,000   2,570,000
Auth. Gross Rev. Rfdg. 6% 7/1/10 (FGIC
Insured)

Washington Suburban San. Dist. Rfdg.               Aaa          0            0           0           3,000,000   3,000,000
(Second Series) 8% 1/1/02

                                                                                                                 54,075,00
                                                                                                                 0

MASSACHUSETTS

Boston MA REV 7.15% 8/15/01                        Aaa          0            1,500,000   0           0           1,500,000

Boston MA Wtr.& Swr. Commission Rev.               A            2,000,000    0           0           0           2,000,000
Gen. Sr. Series, Series A, 5.40% 11/01/08


Massachusetts Bay Trans. Auth. Rfdg.               A1           0            5,000,000   0           0           5,000,000
(Gen. Trans. Sys.) Series A, 5.50% 3/1/12

Massachusetts Consolidated Loan Ltd.               Aaa          8,500,000    0           0           0           8,500,000
Tax Series C, 5.375% 9/1/14 (MBIA
Insured)

Massachusetts Ed. Loan Auth. Rev. Issue            Aaa          4,115,000    0           0           0           4,115,000
E Series B, 6.05% 7/1/08, (AMBAC
Insured)

Massachusetts Ed. Loan Auth. Rev. Issue            Aaa          1,650,000    0           0           0           1,650,000
E Series B, 6.15% 7/1/10, (AMBAC
Insured)

Massachusetts Ed. Loan Auth. Rev. Issue            Aaa          1,000,000    0           0           0           1,000,000
E Series B, 6.25% 7/1/11, (AMBAC
Insured)

Massachusetts Ed. Loan Auth. Rev. Issue            Aaa          1,000,000    0           0           0           1,000,000
E Series B, 6.30% 7/1/12, (AMBAC
Insured)

Massachusetts Edl. Loan Auth. (Edl. Loan           Aaa          0            3,680,000   0           0           3,680,000
Rev) Issue E, Series B 5.85% 7/1/06
(AMBAC Insured)

Massachusetts Edl. Loan Auth. (Edl. Loan           Aaa          0            3,090,000   0           0           3,090,000
Rev.) Issue E, Series B, 5.75% 7/1/05
(AMBACInsured)

Massachusetts Educational Laoan Auth.              Aaa          0            3,980,000   0           0           3,980,000
(Edl.Loan Rev.) Issue E Series B, 5.95%
7/1/09 (AMBAC Insured)

Massachusetts Gen. Oblig. 5% 8/1/06                A1           4,355,000    0           0           0           4,355,000

Massachusetts Gen. Oblig. Cons. Loan               A1           4,000,000    0           0           0           4,000,000
Series A, 5% 1/1/12

Massachusetts Gen. Oblig. Consolidated             A1           0            1,400,000   0           0           1,400,000
LoanSeries A, 6% 6/1/11

Massachusetts Gen. Oblig. MBIA 5.375%              Aaa          0            3,500,000   0           0           3,500,000
9/1/14

Massachusetts Gen. Oblig. Rfdg. Series             A1           8,200,000    1,600,000   0           0           9,800,000
A, 6.25% 7/1/03

Massachusetts Gen. Oblig. Rfdg. Series             A1           6,000,000    0           0           0           6,000,000
A, 6.25% 7/1/04

Massachusetts Gen. Oblig. Series B,                Aaa          6,000,000    0           0           0           6,000,000
5.40% 11/1/07, (MBIA Insured)

Massachusetts Health & Ed. Facs. Auth.             Aaa          4,380,000    0           0           0           4,380,000
Rev. (Harvard Univ.) 5.375% 11/1/32

Massachusetts Health & Edl. Facs. Auth.            Aaa          1,100,000    0           0           0           1,100,000
Rev. (Harvard Univ.) Series P, 6.50%
11/1/03

Massachusetts Hlth. & Edl. Facs. Auth.             Aaa          5,820,000    0           0           0           5,820,000
Rev.(Baystate Medical Center) Series D
5% 7/1/12, (FGIC Insured)

Massachusetts Hsg. Fin. Agcy. rev. Rfdg.           Aaa          2,000,000    0           0           0           2,000,000
(Rental) Series A, 6.65% 7/1/19,  (AMBAC
Insured)

Massachusetts Ind. Fin. Agcy. Rev.                  --          6,800,000    0           0           0           6,800,000
(Atlanticare Med. Ctr.) Series A, 10.125%
11/1/14

Massachusetts Ind. Fin. Agcy. Rev. (Cap             --          15,800,00    0           0           0           15,800,00
Appreciation) (Massachusetts Biomedical)                        0                                                0
Series A-2, 0% 8/1/09

Massachusetts Ind. Fin. Agcy. Rev. (Cap.            --          26,800,00    0           0           0           26,800,00
Appreciation) (Massachusetts                                    0                                                0
Biocmedical)  Series A-2, 0% 8/1/06

Massachusetts Ind. Fin. Agcy. Rev. (Cap.           A1           23,300,00    0           0           0           23,300,00
Appreciation) (Massachusetts Biomedical)                        0                                                0
Series A-1, 0% 8/1/03

Massachusetts Ind. Fin. Agcy. Rev.                 A1           5,000,000    0           0           0           5,000,000
(Cap.Appreciation) (Massachusetts
Biomedical  Research) Series A-2, 0%
8/1/04

Massachusetts Ind. Fin. Agcy. Rev.                  --          11,000,00    0           0           0           11,000,00
(Massachusetts Biomedical) (Cap.                                0                                                0
Appreciation) Series A-2, 0% 8/1/10

Massachusetts Muni. Wholesale Elec. Co.            Aaa          3,575,000    0           0           0           3,575,000
Pwr. Supply Rev. Rfdg. Series A,  5.10%
7/1/08, (AMBAC Insured)

Massachusetts Muni. Wholesale Elec. Co.            Aaa          3,680,000    0           0           0           3,680,000
Pwr. Supply Sys. Rev.  5% 7/1/10
(AMBAC Insured)

Massachusetts Muni. Wholesale Elec. Co.            Aaa          12,500,00    0           0           0           12,500,00
Pwr. Supply Sys. Rev. (Reg. Inflos)                             0                                                0
5.45%7/1/18 (AMBAC Insured) INFL

New England Ed. Loan Marketing Corp.               A1           2,500,000    0           0           0           2,500,000
Rev. Rfdg. (Massachusetts Student Loan)
Series G, 5% 8/1/00

New England Ed. Loan Marketing Corp.               A1           1,500,000    1,000,000   0           0           2,500,000
Rev. Rfdg. (Massachussets Student Loan)
Series B, 5.40% 6/1/00

New England Ed. Loan Marketing Corp.               A1           14,125,00    4,375,000   0           0           18,500,00
Rfdg. (Student Loan) Series A, 5.70%                            0                                                0
7/1/05 AMT

New England Ed. Loan Marketing Corp.               A1           2,000,000    0           0           0           2,000,000
Student Loan Rev. Rfdg. Series G, 5.20%
8/1/02

                                                                                                                 217,825,0
                                                                                                                 00

MICHIGAN

Detroit Convention Facs. Rev. Rfdg. (Cobo           --          3,000,000    0           0           0           3,000,000
Hall Expansion Proj.) 5.25% 9/30/12

Detroit Gen. Oblig. (Dist. State Aid)              Baa          3,000,000    0           0           0           3,000,000
5.625% 5/1/97

Detroit Hosp. Fing. Auth. Facs. Rev.               Caa          36,735,00    0           0           0           36,735,00
(Michigan Health Care Corp. Proj.) 10%                          0                                                0
12/1/20

Michigan Hosp. Fin. Auth. Rev. Rfdg. (Bay          Baa          1,000,000    0           0           0           1,000,000
Med. Ctr.) Series A, 8.25% 7/1/12                  1

Michigan Hsg. Dev. Auth. Single Family              --          470,000      0           0           0           470,000
Mtg. Rev. Series A, 7.50% 6/1/15

Michigan Hsg. Dev. Auth. Single Family              --          1,475,000    0           0           0           1,475,000
Mtg. Rev. Series A, 7.70% 12/1/16

Michigan South Central Pwr. Agcy. Series           Baa          2,000,000    0           0           0           2,000,000
1991, 6.75% 11/1/10                                1

Royal Oak Hosp. Fin. Auth. Hosp. Rev.              Aa           3,695,000    0           0           0           3,695,000
Rfdg. (William Beaumont Hosp.) 5.50%
1/1/14

Western Townships Util. Auth. Swr. Disp.            --          2,000,000    0           0           0           2,000,000
Sys. Ltd. Tax 8.20% 1/1/18

Western Townships Util. Auth. Swr. Disp.           Aaa          2,810,000    0           0           0           2,810,000
Sys. Rfdg. 0% 1/1/05, (FSA Insured)

                                                                                                                 56,185,00
                                                                                                                 0

MINNESOTA

Centennial Independant School Dist. #12            Aaa          2,610,000    0           0           0           2,610,000
Rfdg. Series B, 4.875% 2/1/12 (FGIC
Insured)

Maplewood Health Care Facs. Rev.                   Baa          1,000,000    0           0           0           1,000,000
(Healtheast, Inc. Proj.) 5.80% 11/15/03            2

Minneapolis Gen. Oblig. Rfdg. (Sales Tax)          Aaa          1,500,000    0           0           0           1,500,000
6.25% 4/1/07

Minneapolis Rfdg. (Sports Arena Proj.) 0%          Aaa          0            1,175,000   0           0           1,175,000
12/1/03

Minnesota Hsg. Fin. Agcy. (Single Family           Aa           5,470,000    1,750,000   0           0           7,220,000
Mtg.) Series B, 5.8% 7/1/25 (AMT)

Minnesota Univ. Rfdg. Linked Pars & Inflos         Aa3          10,000,00    0           0           0           10,000,00
4.80% 8/15/03                                                   0                                                0

Northern Minnesota Muni. Pwr. Agcy.                A            0            1,700,000   0           0           1,700,000
Elec. Sys. Rev. Rfdg. Series A, 7.25%
1/1/16

Rochester Health Care Facs. Rev. (Mayo             --           3,000,000    3,000,000   0           0           6,000,000
Clinic) 6.026% 11/15/15 (linked
derivatives)

Rochester Health Care Facs. Rev. (Mayo              --          2,000,000    0           0           0           2,000,000
Foundation/Mayo Med. Ctr.) Series I,
5.90% 11/15/09

Rochester Health Care Facs. Rev. (Mayo              --          2,250,000    0           0           0           2,250,000
Foundation/Myao Med. Ctr.) Series I,
5.90% 11/15/10

Western Muni. Pwr. Agcy. Pwr. Supply               Aaa          2,500,000    0           0           0           2,500,000
Rev. Rfdg. Series A, 5.50% 1/1/11
(AMBAC Insured)

Western Muni. Pwr. Agcy. Pwr. Supply               Aaa          0            1,750,000   0           0           1,750,000
Rev. Rfdg. Series A, 5.50% 1/1/12
(AMBAC Insured)

                                                                                                                 39,705,00
                                                                                                                 0

MISSISSIPPI

Hinds County Ctfs. of Prtn. (Welfare Dept.         A            1,095,000    0           0           0           1,095,000
Proj.) 7.75% 3/1/09

Hinds County Mtg. Rev. Rfdg. (Methodist            Aaa          4,000,000    0           0           0           4,000,000
Hosp. & Rehabilitation) 5.60% 5/1/12,
(AMBAC Insured)

Mississippi Home Corp. Single Family Sr.           Aaa          340,000      0           0           0           340,000
Rev. Rfdg. Series 1990 A, 9.25% 3/1/12,
(FGIC Insured)

Mississippi Hosp. Equip. & Facs. Auth.             Baa          0            1,500,000   0           0           1,500,000
Rev. (Rush Med. Foundation Proj.) Series           3
A,  8.75% 1/1/16

                                                                                                                 6,935,000

MISSOURI

Kansas City School Dist. Bldg. Corp. Rev.          Aaa          2,330,000    0           0           0           2,330,000
(Cap. Impt. Project) 5% 2/1/14, (FGIC
Insured)

Missouri Reg'l Convention & Sports                 A1           1,715,000    0           0           0           1,715,000
Complex Auth. 5.60% 8/15/17

                                                                                                                 4,045,000

MONTANA

Montana Board of Investment 6.875%                 Aaa          0            3,870,000   0           0           3,870,000
6/1/20 (MBIA Insured)

Montana Board of Investment Payroll Tax            Aaa          0            2,005,000   0           0           2,005,000
(Workers Compensation) 6.875% 6/1/20
(MBIA Insured) (Escrowed to Maturity)

Montana Board of Investment Payroll Tax            Aaa          0            1,255,000   0           0           1,255,000
(Workers Compensation) 6.875% 6/1/20
(MBIA Insured) (Escrowed to Maturity)

Montana Board of Investment Payroll Tax            Aaa          6,200,000    0           0           0           6,200,000
(Workers Compensation) Series 1991,
6.875% 6/1/11, (MBIA Insured)

Montana Coal Severance Tax Rfdg.                   A1           0            2,000,000   0           0           2,000,000
(Broadwater Pwr. Proj.) Series A, 6.875%
12/1/11*

                                                                                                                 15,330,00
                                                                                                                 0

NEBRASKA

Douglas County Hosp. Auth. #1                      Aaa          3,250,000    0           0           0           3,250,000
(Immanuel Med. Ctr., Inc.) 6.90% 9/1/11,
(AMBAC Insured)

Nebraska Pub. Pwr. Dist. Rev. Rfdg. (Pwr.          Aaa          3,650,000    0           0           0           3,650,000
Supply Sys.) Series B, 5.25% 1/1/13,
(MBIA Insured)

Nebraska Pub. Pwr. Dist. Rev. Rfdg. (Pwr.          Aaa          5,880,000    0           0           0           5,880,000
Supply Sys.) Series C, 5% 1/1/10, (MBIA
Insured)

Omaha Pub. Pwr. Dist. Elec. Rev. Series            Aa           0            5,650,000   0           0           5,650,000
C, 5.50% 2/1/14

Scotts Bluff County Hosp. Auth. #1 Hosp.           A            3,000,000    0           0           0           3,000,000
Rev. (Reg'l. West Med. Ctr. Proj.)  6.45%
12/15/04

                                                                                                                 21,430,00
                                                                                                                 0

NEVADA

Clark County Ind. Dev. Rev. (Southwest             Baa          0            2,500,000   0           0           2,500,000
Gas Corp.) Series A, 6.50% 12/1/33                 2

Clark County Ind. Dev. Rev. (Southwest             Baa          5,375,000    0           0           0           5,375,000
Gas Corp.) Series A, 6.50% 12/1/33                 3
(AMT)

                                                                                                                 7,875,000

NEW HAMPSHIRE

New Hampshire Tpk. Sys. Rev. Rfdg.                 Aaa          2,500,000    0           0           0           2,500,000
Series A, 7% 11/1/06, (FGIC Insured)

                                                                                                                 2,500,000

NEW JERSEY

Camden County Muni. Util. Auth. Swr.               Aaa          1,060,000    0           0           0           1,060,000
Rev. Rfdg. 6% 7/15/06, (FGIC Insured)

New Jersey Trans. Trust Fund (Trans.               Aaa          0            3,000,000   0           0           3,000,000
Sys.) Series B, 6.50% 6/15/10 (MBIA
Insured)

New Jersey Trans. Trust Fund Auth.                 Aaa          7,800,000    0           0           0           7,800,000
(Trans. Sys.) Series A, 6% 6/15/04
(AMBAC Insured)

Passaic County Util. Auth. Solid Waste             Aaa          3,580,000    0           0           0           3,580,000
Disp. Rev. 0% 3/1/01, (MBIA Insured)

                                                                                                                 15,440,00
                                                                                                                 0

NEW MEXICO

Albuquerque Arpt. Rev. Rdfg. 6.75%                 Aaa          1,700,000    0           0           0           1,700,000
7/1/10, (AMBAC Insured)

Albuquerque Arpt. Rev. Rfdg. 6.25%                 Aaa          1,100,000    0           0           0           1,100,000
7/1/03, (AMBAC Insured)

Albuquerque Arpt. Rev. Rfdg. 6.75%                 Aaa          1,935,000    0           0           0           1,935,000
7/1/12, (AMBAC Insured)

Albuquerque Arpt. Rev. Series A, 6.60%             Aaa          0            2,375,000   0           0           2,375,000
7/1/16 (AMBAC Insured)

Farmington Poll. Cont. Rev. Rfdg. (Pub.            Aaa          7,000,000    0           0           0           7,000,000
Svc. Co. San Juan) Series C, 5.70%
12/1/16 (AMBAC Insured)

Hobbs Single Family Mtg. Rev. Rfdg.                A            0            1,430,000   0           0           1,430,000
8.75% 7/1/11

New Mexico Edl. Assistance Foundation              Aaa          0            1,455,000   0           0           1,455,000
Student Loan Rev. 5.25% 4/1/05 (AMBAC
Insured)

New Mexico Edl. Assistance Foundation              Aaa          4,455,000    0           0           0           4,455,000
Student Loan Rev. 5.25% 4/1/05 (AMBAC
Insured) (AMT)

New Mexico Univ. Rev. Rfdg. Series A, 6%           A1           4,550,000    0           0           0           4,550,000
6/1/21

New Mexico Univ. Rev. Rfdg. Series A,              A1           2,100,000    0           0           0           2,100,000
6.25% 6/1/12

                                                                                                                 28,100,00
                                                                                                                 0



NEW YORK

Metropolitan Tran. Auth. Svc. Contract             Baa          1,000,000    0           0           0           1,000,000
(Commuter Facs.) Series O, 5.75% 7/1/08            1


Metropolitan Trans Auth. Commuter Facs.            Aaa          6,890,000    0           0           0           6,890,000
Rev. Ltd. Tax Series A, 6% 7/1/21 (FGIC
Insured)

Metropolitan Trans. Auth Svc. Contract             Baa          0            3,840,000   0           0           3,840,000
(Trans. Facs.) Series O, 5.75% 7/1/08              1

Metropolitan Trans. Auth. Facs. Rev.               Aaa          0            2,000,000   0           0           2,000,000
SeriesA, 6% 7/1/16 (FGIC Insured)

Metropolitan Trans. Auth. Svc. Contract            Baa          7,650,000    0           0           0           7,650,000
(Commuter Facs.) Series O, 5.75% 7/1/13            1


Metropolitan Trans. Auth. Trans. Facs.             Aaa          5,000,000    0           0           0           5,000,000
Rev. 6.10% 7/1/21, (FSA Insured)

Metropolitan Trans. Auth. Trans. Facs.             Aaa          3,500,000    0           0           0           3,500,000
Rev. Rfdg. Series K, 6.30% 7/1/06, (MBIA
Insured)

Metropolitan Trans. Auth. Trans. Facs.             Aaa          5,000,000    0           0           0           5,000,000
Rev. Rfdg. Series K, 6.30% 7/1/07, (MBIA
Insured)

Muni. Assistance Corp. for New York City           Aa           7,000,000    0           0           0           7,000,000
Series E, 6% 7/1/04

New York 6% 8/1/18, (FSA Insured)                  Aaa          4,900,000    0           0           0           4,900,000
(Escrowed to Maturity)

New York City  Series E, 5.40% 2/15/03             Baa          13,000,00    2,285,000   0           0           15,285,00
                                                   1            0                                                0

New York City Ctfs. of Prtn. 4.90% 3/1/99          Baa          2,965,000    0           0           0           2,965,000
                                                   1

New York City Gen. Oblig. 7.50% 2/1/03             Baa          0            5,000,000   0           0           5,000,000
                                                   1

New York City Gen. Oblig. Series A, 7%             Baa          2,000,000    0           0           0           2,000,000
8/1/03                                             1

New York City Gen. Oblig. Series B,                Baa          0            1,500,000   0           0           1,500,000
7.50% 2/1/04                                       1

New York City Muni. Wtr. Fin. Auth. Wtr. &         A            11,000,00    0           0           0           11,000,00
Swr. Sys. Rev. Series A, 5.50% 6/15/20                          0                                                0


New York City Muni. Wtr. Fing. Auth. Wtr.          Aaa          2,300,000    0           0           0           2,300,000
& Swr. Sys. Rev. 6% 6/15/19, (FGIC
Insured)

New York City Rfdg. Series A, 6.375%               Baa          5,000,000    0           0           0           5,000,000
8/1/05                                             1

New York City Series A, 7.75% 8/15/07              Baa          0            4,000,000   0           0           4,000,000
                                                   1

New York City Series B, 5.70% 8/15/02              Baa          0            2,000,000   0           0           2,000,000
                                                   1

New York City Series C, 6.4% 8/1/03                Baa          4,120,000    0           0           0           4,120,000
                                                   1

New York ERDA NIAG MHK 88a                                      0            1,700,000   0           0           1,700,000
L=MG*VR1

New York Gen. Oblig. 5.50% 8/1/01                  Baa          5,000,000    0           0           0           5,000,000
                                                   1

New York Gen. Oblig. 6.10% 2/15/02                 Baa          2,490,000    0           0           0           2,490,000
                                                   1

New York Gen. Oblig. 7.875% 8/1/00                 Baa          4,940,000    0           0           0           4,940,000
                                                   1

New York Loc. Govt. Asst. Corp., Rfdg.             A            0            4,435,000   0           0           4,435,000
5.375% 4/1/16

New York Loc. Govt. Asst. Corp., Rfdg.,            A            11,500,00    4,075,000   0           0           15,575,00
Series E, 5.25% 4/1/16                                          0                                                0

New York Local Gov't. Assistance Corp.             A            11,000,00    0           0           0           11,000,00
Rfdg. Ltd. Tax Series A, 5.375% 4/1/16                          0                                                0

New York Local Gov't. Assistance Corp.             A            5,000,000    0           0           0           5,000,000
Series B, 0% 4/1/08

New York Series G, 5.4% 2/1/01                     Baa          0            3,000,000   0           0           3,000,000
                                                   1

New York Series G, 5.6% 2/1/02                     Baa          10,720,00    1,875,000   0           0           12,595,00
                                                   1            0                                                0

New York State Dorm. Auth. Rev. (Suffolk           Baa          0            7,000,000   0           0           7,000,000
County Judicial Facs.) Series A,  9.50%            1
4/15/14

New York State Dorm. Auth. Rev. Rfdg.              Baa          2,000,000    0           0           0           2,000,000
(State Univ. Edl. Facs.) Series A, 5.50%           1
5/15/08

New York State Dorm. Auth. Rev. Rfdg.              Baa          4,000,000    4,000,000   0           0           8,000,000
(State Univ. Edl. Facs.) Series A, 5.50%           1
5/15/09

New York State Dorm. Auth. Rev. Rfdg.              Baa          6,000,000    13,100,00   0           0           19,100,00
(State Univ. Edl. Facs.) Series A, 5.50%           1                         0                                   0
5/15/13

New York State Dorm. Auth. Rev. Rfdg.              Baa          3,000,000    0           0           0           3,000,000
(State Univ. Edl. Facs.) Series A, 6.50%           1
5/15/04

New York State Dorm. Auth. Rev. Rfdg.              Baa          1,000,000    0           0           0           1,000,000
(State Univ. Edl. Facs.) Series B, 5.25%           1
5/15/05

New York State Dorm. Auth. Rev. Rfdg.              Baa          6,600,000    0           0           0           6,600,000
(State Univ. Edl. Facs.) Series B, 5.25%           1
5/15/10

New York State Dorm. Auth. Rev. rfdg.              Baa          5,000,000    0           0           0           5,000,000
(State Univ. Edl. Facs.) Series B, 5.25%           1
5/15/11

New York State Dorm. Auth. Rev. Rfdg.              Baa          6,000,000    0           0           0           6,000,000
(State Univ. Edl.) Series B, 5% 5/15/18            1

New York State Dorm. Auth. Rev. Rfdg.              Baa          0            3,565,000   0           0           3,565,000
(State Univ. of NY) Series A, 5.875%               1
5/15/17

New York State Dorm. Auth. Rev.                    Baa          7,000,000    0           0           0           7,000,000
Rfdg.(State Univ. Edl. Facs.) Series A,            1
5.875% 5/15/11

New York State Energy Research & Dev.              Aaa          1,900,000    0           0           0           1,900,000
Auth. Gas Facs. Rev. (Brooklyn Union
Gas Co. Proj.), Series A, 5.50% 1/1/21,
(MBIA Insured)

New York State Environmental Facs.                 Aa           2,000,000    0           0           0           2,000,000
Corp. Poll. Cont. Rev. Rfdg. (State Wtr.
RevolvingFund)(New York City Muni. Wtr.)
5.75% 6/15/12

New York State Local Gov't. Assistance             A            26,600,00    0           0           0           26,600,00
Corp. Rfdg. Series C, 5.50% 4/1/17                              0                                                0

New York State Local Gov't. Assistance             A            8,335,000    0           0           0           8,335,000
Corp. Rfdg. Series E, 6% 4/1/14

New York State Local Gov't. Assistance             A            16,640,00    1,500,000   0           0           18,140,00
Corp. Series B, 6% 4/1/18                                       0                                                0

New York State Local Gov't. Assistance             A            4,600,000    0           0           0           4,600,000
Corp. Series C, 6.50% 4/1/15

New York State Local Gov't. Assistance             Aaa          6,700,000    0           0           0           6,700,000
Corp. Series D, 7% 4/1/18, (Pre-Refunded
to 4/1/02 @ 102)

New York State Local Govt. Assistance              A            0            5,000,000   0           0           5,000,000
Corp. Rfdg. Series C, 5.50% 4/1/17

New York State Local Govt. Assistance              A            2,000,000    0           0           0           2,000,000
Corp.Series A, 0% 4/1/08

New York State Rfdg. Series B, 7.50%               Baa          2,000,000    0           0           0           2,000,000
2/1/02                                             1

New York State Thruway Auth. Hwy. &                Aaa          2,345,000    0           0           0           2,345,000
Bridge Trust Fund Series A, 6.25% 4/1/04,
(MBIA Insured)

New York State Tollway Auth. Gen. Rev.              --          8,500,000    0           0           0           8,500,000
(Spl. Oblig.) Series A, 0% 1/1/05

New York Thruway Auth. Hwy. & Bridge               Aaa          7,385,000    0           0           0           7,385,000
Trust Fund Ltd. Tax Series A, 5.50%
4/1/15 (MBIAInsured)

New York Urban Dev. Corp. Rev. Rfdg.               Baa          2,300,000    0           0           0           2,300,000
5.75% 4/1/11                                       1

New York Urban Dev. Corp. Rfdg. (Sr.               Aaa          10,000,00    0           0           0           10,000,00
Lien) Ltd. Tax 5.50% 7/1/26                                     0                                                0

Suffolk County Wtr. Auth. Wtrwks. Rev.             Aaa          3,000,000    0           0           0           3,000,000
Rfdg. (Sr, Lien) 5.10% 6/1/09 (MBIA
Insured)

Triborough Bridge & Tunnel Auth. Rev.              Baa          0            2,325,000   0           0           2,325,000
(Convention Ctr. Proj.) Series E, 7.25%            1
1/1/10

                                                                                                                 349,080,0
                                                                                                                 00

NEW YORK& NEW JERSEY

New York & New Jersey Port (Delta                  Baa          17,000,00    0           0           0           17,000,00
Airlines, Inc. Proj.) Series 1R, 6.95%             3            0                                                0
6/1/08

Port Auth. New York & New Jersey Series            Aaa          2,210,000    0           0           0           2,210,000
104, 4.75% 1/15/26, (AMBAC Insured)


                                                                                                                 19,210,00
                                                                                                                 0

NORTH CAROLINA

North Carolina Eastern Muni Pwr. Agcy.             Baa          3,950,000    0           0           0           3,950,000
Pwr. Sys. Rev. Rfdg. Series C, 5.5%                1
1/1/07

North Carolina Eastern Muni. Pwr. Agcy.            Baa          6,815,000    0           0           0           6,815,000
Pwr. Sys. Rev. Rfdg. Series B, 7% 1/1/08           1


North Carolina Eastern Muni. Pwr. Agcy.            Baa          3,000,000    2,000,000   0           0           5,000,000
Pwr. Sys. Rev. Rfdg. Series C, 7% 1/1/07           1

North Carolina Muni. Pwr. Agcy. #1                 Aaa          0            4,655,000   0           0           4,655,000
Catawba Elec. Rev. 5.25% 1/1/09 (MBIA
Insured)

North Caroline Eastern Muni. Pwr. Sys.             Baa          2,000,000    0           0           0           2,000,000
Rev. Rfdg. Series A, 6.25% 1/1/03                  1

                                                                                                                 22,420,00
                                                                                                                 0

NORTH DAKOTA

Mercer County Poll. Cont. Rev. Rfdg.               Aaa          3,750,000    0           0           0           3,750,000
(Montana Dakota Utils. Co. Proj.)  6.65%
6/1/22, (FGIC Insured)

Mercer County Poll. Cont. Rev. Rfdg.               Aaa          0            5,000,000   0           0           5,000,000
(Basin Electric Pwr.) (Antelope Valley
Station Proj.) 7.20% 6/30/13 (AMBAC
Insured)

                                                                                                                 8,750,000



OHIO

Bedford Hosp. Impt. Rev. Rfdg. (Bedford            --           0            980,000     0           0           980,000
Commty. Hosp.) Series 1990, 8.50%
5/15/09,  (Escrowed to Maturity)

Euclid City School Dist. (Cap.                     Aaa          0            1,265,000   0           0           1,265,000
Appreciation) 0% 12/1/02, (AMBAC
Insured)

Euclid City School Dist. (Cap.                     Aaa          0            1,265,000   0           0           1,265,000
Appreciation) 0% 12/1/03, (AMBAC
Insured)

Loveland City School Dist. Unltd. Tax               --          3,500,000    0           0           0           3,500,000
6.65% 12/1/15

Ohio Hsg. Fin. Agcy. Mtg. Rev.                     --           0            1,580,000   0           0           1,580,000
(Oakleaf-Toledo Apts. Proj.) 10.25%
12/20/25,  (GNMA Coll.)

Ohio State Bldg. Auth. (Adult Correctional         Aaa          0            4,000,000   0           0           4,000,000
Facs.) Series A, 5.95% 10/1/14 (MBIA
Insured)

Ohio State Bldg. Auth. (Workers                    A            3,500,000    5,000,000   0           0           8,500,000
Compensation Bldg. A) 4.75% 4/1/14

Ohio Tpk. Commty. Rev. Series A, 5.60%             Aaa          0            1,250,000   0           0           1,250,000
2/15/12 (MBIA Insured)

Ohio Turnpike Commission Turnpike Rev.             Aaa          2,750,000    0           0           0           2,750,000
Series A, 5.70% 2/15/13 (MBIA Insured)


Ohio Wtr. Dev. Auth. Rev. Rfdg. (Impt.             Aaa          0            1,000,000   0           0           1,000,000
Pure Wtr. 5.75% 6/1/06 (MBIA Insured)

Warren County Hosp. Facs. Rev. Rfdg. &             Aa2          1,000,000    0           0           0           1,000,000
Impt. (Otterbein Home Proj.) 7.20%
7/1/11,  LOC Fifth Third Bancorp.

                                                                                                                 27,090,00
                                                                                                                 0

OKLAHOMA

Grand River Dam Auth. Rev. Rfdg. 5.70%             A            1,000,000    0           0           0           1,000,000
6/1/05

                                                                                                                 1,000,000

OREGON

Oregon Health Hsg. Ed. Cultural Auth.              Aaa          1,750,000    0           0           0           1,750,000
Rev. (Lewis & Clark College) 6% 10/1/13,
(MBIA Insured)

Oregon Health Hsg. Edl. & Cultural Facs.           Aaa          1,000,000    0           0           0           1,000,000
Auth. Rev. (Lewis & Clark College Proj.)
Series A, 6.125% 10/1/24, (MBIA Insured)


Port Morrow OR 8% 7/15/06                          --           0            385,000     0           0           385,000

Port Morrow OR 8% 7/15/07                          --           0            430,000     0           0           430,000

Port Morrow OR 8% 7/15/08                          --           0            480,000     0           0           480,000

Port Morrow OR 8% 7/15/09                          --           0            540,000     0           0           540,000

Port Morrow OR 8% 7/15/10                          --           0            605,000     0           0           605,000

Port Morrow OR 8% 7/15/97                          --           0            140,000     0           0           140,000

Port Morrow OR 8% 7/15/98                          --           0            155,000     0           0           155,000

Port Morrow OR 8% 7/15/99                          --           0            175,000     0           0           175,000

Port Morrow Poll. Ctr. Rev. (Pacific               --           0            385,000     0           0           385,000
Northwest) Series A, 8% 7/15/11

Portland Series B, 7% 6/1/00                       Aaa          0            1,385,000   0           0           1,385,000

Portland Series B, 7% 6/1/01                       Aaa          0            1,480,000   0           0           1,480,000

Portland Swr. Sys. Rev. Rfdg. Series A,            A1           2,000,000    0           0           0           2,000,000
5.25% 3/1/10

Portland Swr. Sys. Rev. Series A, 6.25%            A1           0            1,875,000   0           0           1,875,000
6/1/15

                                                                                                                 12,785,00
                                                                                                                 0

PENNSYLVANIA

Butler County Hosp. Auth. Rev. (North              Aaa          5,000,000    0           0           0           5,000,000
Hills Passavant Hosp.) Series A,  6.80%
6/1/06, (FSA Insured)

Cumberland County Muni. Auth. Rev.                 Baa          4,600,000    0           0           0           4,600,000
(Carlisle Hosp.) 6.80% 11/15/23

Northumberland County Auth.                        Aaa          11,830,00    0           0           0           11,830,00
Commonwealth Lease Rev. 0% 10/15/13,                            0                                                0
(MBIA Insured)

Pennsylvania Hsg. Fin. Agcy. Single                Aa           10,000,00    0           0           0           10,000,00
Family Mortgage Series 44C, 6.65%                               0                                                0
10/1/21 (AMT)

Philadelphia Hosp. & Higher Ed. Facs.              Baa          3,035,000    1,000,000   0           0           4,035,000
Auth.Hosp. Rev. Rfdg. 5.70% 7/1/01                 1

Philadelphia Muni. Auth. Rev. Rfdg. Lease          Baa          4,000,000    0           0           0           4,000,000
Series D 6.125% 7/15/08

Philadelphia Wtr. & Wastewtr. Rev. 6.75%           Aaa          2,000,000    0           0           0           2,000,000
8/1/04 (MBIA Insured)

Philadelphia Wtr. & Wastewtr. Rev. Rfdg.           Aaa          3,000,000    0           0           0           3,000,000
5% 6/15/12, (FGIC Insured)

Philadelphie Wtr. & Wastewtr. Rev. 6.75%           Aaa          1,500,000    0           0           0           1,500,000
8/1/05 (MBIA Insured)

Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys.             A     0            3,900,000   0           0           3,900,000
Rev. Rdfg. Series A, 0% 9/1/04,  (FGIC Insured)           a
                                                          a

Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr.           Aaa          10,000,00    0           0           0           10,000,00
Sys. Rev. Rfdg. Series A, 4.75% 9/1/16                          0                                                0
(FGIC  Insured)

Wyoming Ind. Dev. Auth. Poll. Ref.                 Aa2          4,300,000    0           0           0           4,300,000
(Proctor& Gamble Paper Proj.) 5.55%
5/1/10

                                                                                                                 64,165,00
                                                                                                                 0

RHODE ISLAND

Rhode Island Depositors Econ. Protection           Aaa          2,645,000    0           0           0           2,645,000
Spl. Oblig. Rfdg. Series A, 5.75% 8/1/12,
(MBIA Insured)

Rhode Island Hsg. & Mtg. Fin. Corp.                Aa           1,000,000    0           0           0           1,000,000
(Homeownership Opportunity) Series 3-A,
7.80% 10/1/10

                                                                                                                 3,645,000

SOUTH CAROLINA

Peidmont Muni. Pwr. Agcy. Elec. Rev.               Aaa          2,945,000    0           0           0           2,945,000
Rfdg. 5.60% 1/1/09 (MBIA Insured)

Piedmont Muni. Pwr. Agcy Elec. Rev.                Aaa          1,455,000    0           0           0           1,455,000
Rfdg. 5.50% 1/1/10 (MBIA Insured)

Piedmont Muni. Pwr. Agcy. Elec. Rev.               Aaa          1,135,000    0           0           0           1,135,000
Rfdg. 5.50% 1/1/10 (MBIA Insured)
(Escrowed to Maturity)

Piedmont Muni. Pwr. Agcy. Elec. Rev.               Aaa          2,295,000    0           0           0           2,295,000
Rfdg. 5.60% 1/1/09 (MBIA Insured)
(Escrowed to Maturity)

South Carolina Ed. Assistance Auth.                --           4,000,000    2,000,000   0           0           6,000,000
Insured Student Loan Rev. 6.625% 9/1/06

South Carolina Pub. Svc. Auth. Rev.                Aaa          3,750,000    0           0           0           3,750,000
6.375% 7/1/21, (AMBAC Insured)

South Carolina Pub. Svc. Auth. Rev.Rfdg.           Aaa          3,665,000    0           0           0           3,665,000
Series A, 6.25% 2/1/06 (MBIA Insured)

                                                                                                                 21,245,00
                                                                                                                 0

SOUTH DAKOTA

South Dakota Hsg. Dev. Auth. Series G,             Aa1          5,000,000    0           0           0           5,000,000
4.25% 5/1/97

Spearfish School Dist. #40-2 Unltd. Tax            A            1,500,000    0           0           0           1,500,000
(Lawrence County) 7.30% 7/1/11

                                                                                                                 6,500,000

TENNESSEE

Metropolitan Nashville & Davidson County           Aaa          2,000,000    0           0           0           2,000,000
Health & Ed. Facs. Board Rev. Rfdg. &
Impt. (Meharry Medical College) 5%
12/1/24 (AMBAC Insured)

Shelby County Rfdg. Series A, 6.75%                Aa           3,000,000    0           0           0           3,000,000
4/1/04

Tennessee Gen. Oblig. Series A, 7%                 Aaa          2,555,000    0           0           0           2,555,000
3/1/03

                                                                                                                 7,555,000

TEXAS

Allen Independent School Dist. Rfdg.               Aaa          2,120,000    0           0           0           2,120,000
(Cap. Appreciation) 0% 2/15/04 (PSF
Guaranteed)

Allen Independent School Dist. Rfdg.               Aaa          2,120,000    0           0           0           2,120,000
(Cap. Appreciation) 0% 2/15/05 (PSF
Guaranteed)

Alliance Arpt. Auth. Spl. Facs. Rev.               Baa          10,000,00    3,000,000   0           0           13,000,00
(American Airlines, Inc. Proj.) 7.50%              2            0                                                0
12/1/29

Austin Indpt. School Dist. Rfdg. (Cap.             Aaa          0            2,100,000   0           0           2,100,000
Appreciation) 0% 8/1/02 (PSF
Guaranteed)

Austin Util. Sys. Rev.  (Capital                   Aaa          0            4,000,000   0           0           4,000,000
Appreciation) 0% 11/15/09, (AMBAC
Insured)

Austin Util. Sys. Rev. Rfdg. Series A, 0%          Aaa          3,000,000    1,000,000   0           0           4,000,000
11/15/01, (MBIA Insured)

Austin Util. Sys. Rev. Rfdg. Series A, 0%          Aaa          0            3,895,000   0           0           3,895,000
11/15/08, (MBIA Insured)

Cedar Hill Independent School Dist. Rfdg.          Aaa          1,575,000    0           0           0           1,575,000
(Cap. Appreciation) Ltd. Tax 0% 8/15/09
(PSF Guaranteed)

Clear Creek Indpt. School Dist. Rfdg.              Aaa          0            4,000,000   0           0           4,000,000
Series A, 0% 2/1/11, (PSF Guaranteed)

Corpus Christi Hsg. Fin. Corp. Single               --          10,000       0           0           0           10,000
Family Mtg. Rev. (Lomas & Nettleton Co.)
Series A, 13.375% 6/1/13

Corpus Christi Indpt. School Dist. 0%              Aaa          0            1,535,000   0           0           1,535,000
8/15/01 (PSF Guaranteed)

Corpus Christi Indpt. School Dist. Rfdg.           Aaa          0            2,165,000   0           0           2,165,000
0% 8/15/02 (PSF Guaranteed)

Cypress-Fairbanks Independent School               Aaa          5,000,000    0           0           0           5,000,000
Dist. Rfdg. Unltd. Tax Series A, 0%
2/15/12,  (PSF Guaranteed)

Cypress-Fairbanks Indpt. School Dist.              Aaa          3,000,000    1,250,000   0           0           4,250,000
Unltd. Tax Rfdg. 0% 2/1/04 (PSF
Guaranteed)

Dallas Gen. Oblig. (Cap. Appreciation) 0%          Aaa          4,000,000    0           0           0           4,000,000
2/15/03

Dallas Gen. Oblig. 4.50% 2/15/14                   Aaa          0            2,400,000   0           0           2,400,000

Dallas Hsg. Corp. Cap. Proj. Rev. Rfdg.            A            1,100,000    0           0           0           1,100,000
(Section 8 Assorted Projs.) 7.70% 8/1/05


Dallas Hsg. Corp. Cap. Proj. Rev. Rfdg.            A            1,000,000    0           0           0           1,000,000
(Section 8 Assorted Projs.) 7.85% 8/1/13


Dallas Independent School Dist. Unltd. Tax         Aaa          2,300,000    1,000,000   0           0           3,300,000
Rfdg. (Cap. Appreciation) 0% 8/15/07
(PSFInsured)

Dallas TX Gen. Oblig. 0% 2/15/03                   Aaa          0            1,115,000   0           0           1,115,000

Dallas-Fort Worth Int'l. Arpt. Facs. Impt.         Baa          0            6,000,000   0           0           6,000,000
Corp. Rev. (AMR Corp.)  7.50% 11/1/25              2

Dallas-Fort Worth Int'l. Arpt. Facs. Impt.         Baa          21,500,00    0           0           0           21,500,00
Corp. Rev. (AMR Corp.)  7.50% 11/1/25              2            0                                                0
(AMT)

Dallas-Fort Worth Reg. Arpt. Rev. Rfdg.            Aaa          0            1,750,000   0           0           1,750,000
Series A, 5.75% 11/1/02 (MBIA Insured)

Dallas-Fort Worth Regl. Arpt. Rev. Rfdg.           Aaa          2,295,000    0           0           0           2,295,000
(Joint Dallas/Fort Worth Intl. Arpt.)  6.50%
11/1/05, (FGIC Insured)

Denton Independent School Dist. Rfdg.              Aaa          0            3,960,000   0           0           3,960,000
(Cap. Appreciation) 0% 2/15/98

El Paso APT FGIC 5.125% 8/15/04                    Aaa          0            1,500,000   0           0           1,500,000

El Paso Prop. Fin. Auth. Single Family             Aaa          0            1,190,000   0           0           1,190,000
Mtg. Rev. Series A, 8.70% 12/1/18,
(GNMA Coll.) (AMT)

Grapevine-Colleyville Indpt. School Dist.          Aaa          0            2,580,000   0           0           2,580,000
Rfdg. (Cap. Appreciation) 0% 8/15/06(PSF
Guaranteed)

Harris County Cultural & Ed. Facs. Fin.            --           0            940,000     0           0           940,000
Corp. Rev. (Space Ctr. Houston
Proj.)Series A, 9.25% 8/15/23

Harris County Cultural & Ed. Facs. Fin.            --           17,860,00    2,375,000   0           0           20,235,00
Corp. Rev. (Space Ctr. Houston                                  0                                                0
Proj.)Series B, 0% 8/15/23

Harris County Cultural & Ed. Facs. Fin.             --          7,060,000    0           0           0           7,060,000
Corp. Rev. Rfdg. (Space Ctr. Houston
Proj.) Series A, 9.25% 8/15/23

Houston Elderly Hsg. Corp. Rev. (Low                --          405,000      0           0           0           405,000
Income Elderly Hsg.) (1st Lien) 7.50%
7/1/18

Houston Hsg. Auth. Rev. (Low Income                 --          420,000      0           0           0           420,000
Elderly Hsg.) (1st Lien) 7.50% 7/1/16

Houston Indpt. School Dist. Rfdg. Series           Aaa          0            6,400,000   0           0           6,400,000
A, 0% 8/15/11 (PSF Guaranteed)

Katy Independent School Dist. Rfdg. Ltd.           Aaa          0            2,450,000   0           0           2,450,000
Tax Series A, 0% 2/15/07, (PSF
Guaranteed)

Katy Indpt. School Dist. Rfdg. 0% 8/15/11          Aaa          0            4,170,000   0           0           4,170,000
(PSF Guaranteed)

Lower Colorado River Auth. Rev. 5.25%              Aaa          6,000,000    0           0           0           6,000,000
1/1/15, (Escrowed to Maturity)

Lower Colorado River Auth. Rev. Rfdg.              Aaa          2,000,000    1,000,000   0           0           3,000,000
(Cap. Appreciation) 0% 1/1/09, (MBIA
Insured) (Escrowed to Maturity)

Lower Neches Valley Auth. Ind. Dev. Corp.          Aa2          9,500,000    0           0           0           9,500,000
Envir. Rev. (Mobil Oil Refining Corp. Proj.)
6.35% 4/1/26

Lower Neches Valley Auth. Ind. Dev. Corp.          Aa2          20,790,00    13,815,00   0           0           34,605,00
Swr. Facs. Rev. (Mobil Oil Refining Corp.                       0            0                                   0
Proj.) 6.40% 3/1/30 (AMT)

Midlothian Indpt. School Dist. Rfdg. (Cap.         Aaa          0            1,935,000   0           0           1,935,000
Appreciation) 0% 2/15/07 (PSF
Guaranteed)

Midlothian Indpt. School Dist. Rfdg. (Cap.         Aaa          0            1,520,000   0           0           1,520,000
Appreciation) 0% 2/15/08 (PSF
Guaranteed)

Midlothian Indpt. School Dist. Rfdg. (Cap.         Aaa          0            1,525,000   0           0           1,525,000
Appreciation) 0% 2/15/10 (PSF
Guaranteed)

Port Arthur Hsg. Fin. Corp. Single Family          A            845,000      0           0           0           845,000
Mtg. Rev. Rfdg. 8.70% 3/1/12

Port Dev. Corp. Ind. Rev. (Cargill, Inc.           Aa2          1,000,000    0           0           0           1,000,000
Proj.) 7.70% 3/1/07

Round Rock Independent Sch. Dist.                  Aaa          1,300,000    0           0           0           1,300,000
Series A, 7.50% 8/1/03, (PSF
Guaranteed)

Round Rock Independent School Dist.                Aaa          1,025,000    0           0           0           1,025,000
Unltd. Tax 6.50% 8/1/04, (PSF
Guaranteed)

Round Rock Indpt. School Dist. Rfdg. &             Aaa          0            5,000,000   0           0           5,000,000
School Bldg. 0% 8/15/10 (MBIA Insured)

San Antonio Elec. & Gas Rev. 0% 2/1/05,            Aaa          3,850,000    2,000,000   0           0           5,850,000
(AMBAC Insured)

San Antonio Elec. & Gas Rev. 6% 2/1/14             Aa1          2,500,000    0           0           0           2,500,000


San Antonio Elec. & Gas Rev. Rfdg.                 Aa1          17,000,00    3,240,000   0           0           20,240,00
5.75% 2/1/11                                                    0                                                0

San Antonio Elec. & Gas Rev. Rfdg.                 Aaa          4,340,000    0           0           0           4,340,000
Series B, 0% 2/1/08 (FGIC Insured)

San Antonio Elec. & Gas Rev. Rfdg.                 Aaa          0            2,000,000   0           0           2,000,000
Series B, 0% 2/1/09, (FGIC Insured)

San Antonio Wtr. Rev. 0% 5/1/12,                   Aaa          5,500,000    0           0           0           5,500,000
(AMBAC Insured) (Pre-Refunded to ****)


Spring Branch Gen. Oblig. 0% 2/1/06                Aaa          5,710,000    0           0           0           5,710,000

Spring Branch Indpt. School Dist. Rfdg.            Aaa          0            5,725,000   0           0           5,725,000
0% 2/1/05

Spring Independent School Dist. 4.875%             Aaa          0            2,500,000   0           0           2,500,000
8/15/10 (PSF Insured)

Tarrant County Wtr. Cont. & Impt. Rev.             Aaa          1,750,000    0           0           0           1,750,000
Rfdg. (Dist. 1) 5% 3/1/09, (AMBAC
Insured)

Texarkana Health Facs. Dev. Corp. Hosp.            Aaa          1,750,000    0           0           0           1,750,000
Rev. (Wadley Regional Med. Ctr. Proj.)
7% 10/1/05, (MBIA Insured)

Texas A&M Univ. Permament Univ. Fund               Aaa          3,850,000    0           0           0           3,850,000
5.50% 7/1/04

Texas Gen. Oblig. 5.80% 8/1/05                     Aa           0            2,350,000   0           0           2,350,000

Texas Gen. Oblig. Rfdg. (Veterans Land)            Aa           2,500,000    0           0           0           2,500,000
7.40% 12/1/20

Texas Gen. Oblig. Series B, 5.25%                  Aa           3,000,000    0           0           0           3,000,000
10/1/13

Texas Muni. Pwr. Agcy. Rev. Rfdg. (Cap.            Aaa          13,000,00    0           0           0           13,000,00
Appreciation) 0% 9/1/05 (AMBAC Insured)                         0                                                0


Texas Pub. Fin. Auth. Rfdg. Series A, 0%           Aaa          7,000,000    2,420,000   0           0           9,420,000
10/1/01 (AMBAC Insured)

Univ. of Texas Univ. Revs. Rfdg. (Fing.            Aa1          0            1,170,000   0           0           1,170,000
Sys.) Series A, 6% 8/15/04

Univ. of Texas Univ. Revs. Rfdg. (Fing.            Aa1          0            1,000,000   0           0           1,000,000
Sys.) Series A, 6% 8/15/05

Winters Wtrwks. & Swr. Sys. Rev. Rfdg.             --           0            500,000     0           0           500,000
8.50% 8/1/17, (Pre-Refunded to 8/1/03 @
100)

                                                                                                                 307,450,0
                                                                                                                 00

UTAH

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          0            4,435,000   0           0           4,435,000
Rfdg. 0% 7/01/00

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          0            5,000,000   0           0           5,000,000
Rfdg. Series A, 6% 7/1/16 (AMBAC
Insured)

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          0            5,000,000   0           0           5,000,000
Rfdg. Series A, 6% 7/1/21, (AMBAC
Insured)

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          15,305,00    0           0           0           15,305,00
Rfdg. Series A, 6% 7/1/21, (AMBAC                               0                                                0
Insured)

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          0            1,000,000   0           0           1,000,000
Rfdg. Series A, 6.50% 7/1/11, (AMBAC
Insured)

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          10,000,00    0           0           0           10,000,00
Rfdg. Series B, 5.75% 7/1/16, (MBIA                             0                                                0
Insured)

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          1,660,000    0           0           0           1,660,000
Rfdg. Series G, 0% 7/1/12,
(Pre-Refunded to  1/1/03 @ 101) ++
stepped coupon

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          3,100,000    0           0           0           3,100,000
Series A, 6.50% 7/1/08 (AMBAC Insured)


Utah Hsg. Fin. Agcy. (Residential Mtg.)            --           0            2,190,042   0           0           2,190,042
(Cap. Appreciation) Series 1983 A, 0%
7/1/16

Utah Hsg. Fin. Agcy. (Single Family Mtg.)          --           0            670,000     0           0           670,000
Series G, 9.25% 7/1/19, (FHA
Guaranteed)*

                                                                                                                 48,360,04
                                                                                                                 2

VERMONT

Vermont Edl. & Health Bldgs. Fing. Agcy.           Aa3          2,000,000    0           0           0           2,000,000
Rev. (Middlebury College Proj.) 5.375%
11/1/26

Vermont HFA SF 7.3% 5/01/25                                     0            1,500,000   0           0           1,500,000

Vermont Ind. Dev. Auth. Ind. Dev. Rev.             --           0            2,350,000   0           0           2,350,000
(Radisson Hotel) Series B-1, 7.75%
11/15/15

Vermont Middlebury 5.375% 11/01/26                 Aa3          0            2,750,000   0           0           2,750,000

Vermont Muni. Bond Bank Series 1991-1,             A            2,385,000    0           0           0           2,385,000
6.875% 12/1/22

Vermont Muni. Bond Bank Series B,                  A            3,000,000    0           0           0           3,000,000
7.20% 12/1/20

                                                                                                                 13,985,00
                                                                                                                 0

VIRGINIA

Fairfax city VA RR 7.75% 2/1/11                                 0            3,500,000   0           0           3,500,000

Lynchburg Ind. Dev. Auth. Facs. 1st Mtg.           A1           3,000,000    0           0           0           3,000,000
Rev. Rfdg. (Central Health, Inc.)  8.125%
1/1/16

Peninsula Ports Auth. Hosp. Facs. Auth.            Aa           1,500,000    0           0           0           1,500,000
Rev. Rfdg. (Whittaker Mem. Proj.)  8.70%
8/1/23, (FHA GUaranteed)

Richmond Gen. Oblig. Rfdg. Series B,               Aaa          1,725,000    0           0           0           1,725,000
5.50% 1/15/04, (FGIC Insured)

Richmond Redev. & Hsg. Auth. Mtg. Rev.              --          750,000      0           0           0           750,000
(Multi-Family Hsg. Pinebrook Proj.)
9.25% 10/1/20, (GNMA Coll.)

Southhampton VA VRDN 4.15% 4/01/15                 Aa3          0            500,000     0           0           500,000

Upper Occoquan Swr. Auth. Reg'l. Swr.              Aaa          8,000,000    0           0           0           8,000,000
Rev. Series A, 5.15% 7/1/20 (MBIA
Insured)

Virginia Beach Dev. Auth. Hosp. Facs.              Aaa          2,800,000    0           0           0           2,800,000
Rev. (Virginia Beach Gen. Hosp. Proj.)
5.125% 2/15/18, (AMBAC Insured)

Virginia Hsg. Dev. Auth. Multi Family              Aa1          1,890,000    0           0           0           1,890,000
5.95% 5/1/09

Virginia Hsg. Dev. Auth. Residential Mtg.          Aa           0            2,430,000   0           0           2,430,000
(Single Family Mtg.) (Cap. Appreciation)
Series 1983 B, 0% 9/1/14

Virginia Resources Auth. Wtr. & Swr. Sys.           --          180,000      0           0           0           180,000
Rev. Series A, 7.70% 11/1/10

                                                                                                                 26,275,00
                                                                                                                 0

WASHINGTON

Douglas County Pub. Util. Dist. #1 Wells           A            0            1,395,000   0           0           1,395,000
Hydroelec. Rev. Rfdg. (Pacific Pwr. & Lt.
Co.) 8.75% 9/1/18

Snohomish County (School Dist. 201)                Aaa          2,405,000    0           0           0           2,405,000
6.75% 12/1/06, (AMBAC Insured)

Washington Gen Oblig. Series C, 6.50%              Aa           1,000,000    0           0           0           1,000,000
7/1/03

Washington Gen. Oblig. (Motor Vehicle              Aa           2,655,000    0           0           0           2,655,000
Fuel Tax) Series B, 7% 9/1/05

Washington Gen. Oblig. 6% 7/1/04                   Aa           2,000,000    0           0           0           2,000,000

Washington Gen. Oblig. Series 1996-A,              Aa           0            3,560,000   0           0           3,560,000
6.75% 7/1/02

Washington Motor Vehicle Fuel Tax Gen.             Aa           0            4,635,000   0           0           4,635,000
Oblig. Series B, 6.50% 9/1/03

Washington Pub. Pwr. Supply Sys.                   Aaa          7,500,000    0           0           0           7,500,000
Nuclear Peoj. #2 Rev. 7.07% 7/1/10,
(FGIC Insured)  (linked coupon)

Washington Pub. Pwr. Supply Sys.                   Aa1          0            10,000,00   0           0           10,000,00
Nuclear Proj. #2 Rev. 5.40% 7/1/12                                           0                                   0

Washington Pub. Pwr. Supply Sys.                   Aa1          23,950,00    0           0           0           23,950,00
Nuclear Proj. #2 Rev. 5.40% 7/1/12 INFL                         0                                                0


Washington Pub. Pwr. Supply Sys.                   Aaa          0            11,000,00   0           0           11,000,00
Nuclear Proj. #2 Rev. Series C, 0% 7/1/05,                                   0                                   0
(MBIA Insured)

Washington Pub. Pwr. Supply Sys.                                0            5,000,000   0           0           5,000,000
Nuclear Proj. #3 Rev. 5.40% 7/1/12

Washington Pub. Pwr. Supply Sys.                   Aa1          1,000,000    0           0           0           1,000,000
Nuclear Proj. #3 Rev. Rfdg. Series B,
7.375% 7/1/04

Washington Pub. Pwr. Supply Sys. Proj.             Aa1          21,000,00    0           0           0           21,000,00
#3 5.40% 7/1/12 INFL                                            0                                                0

Washington State Pub. Pwr. Supply Sys.             Aa1          16,080,00    0           0           0           16,080,00
Nuclear Proj. #2 Rev.  Rfdg. Series C, 0%                       0                                                0
7/1/05

                                                                                                                 113,180,0
                                                                                                                 00

WYOMING

Natrona County Hosp. Rev. (Wyoming                 Baa          4,500,000    0           0           0           4,500,000
Med. Ctr. Proj.) 8.125% 9/15/10                    1

Sweetwater County Poll. Cont. Rev. Rfdg.           A3           3,200,000    1,000,000   0           0           4,200,000
(Idaho Pwr. Co. Proj.) Series A, 6.05%
7/15/26

Wyoming Farm Loan Board Cap. Facs.                  --          3,995,000    0           0           0           3,995,000
Rev. 0% 10/1/04

Wyoming Farm Loan Board Cap. Facs.                  --          3,995,000    0           0           0           3,995,000
Rev. 0% 10/1/05

Wyoming Farm Loan Board Cap. Facs.                  --          3,695,000    0           0           0           3,695,000
Rev. 0% 10/1/06

                                                                                                                 20,385,00
                                                                                                                 0

MUNICIPAL NOTES                                                                                                  2,563,612
                                                                                                                 ,042



ALASKA

Valdez Marine Term. Rev. Rfdg. (ARCO               VMI          1,600,000    0           0           0           1,600,000
Trans. Proj.) Ltd. Tax Series A, 3.70%             G 1
1/7/97

                                                                                                                 1,600,000

ARIZONA

Glendale Ind. Dev. Auth. Ind. Dev. Rev.             --          900,000      0           0           0           900,000
(Superior Bedding Co. Proj.) Series 1994,
3.65%, LOC Harris Trust & Savings Bank,
VRDN (AMT)

Pima County Ind. Dev. Auth. Rev. (Tucson           VMI          300,000      0           0           0           300,000
Elec. Pwr. Co. Proj.) 3.60% 5/1/25, LOC            G 1
Bankers Trust Co., VRDN

                                                                                                                 1,200,000



ARKANSAS

Miller County Solid Waste Disp. Rev.               VMI          1,000,000    0           0           0           1,000,000
(Tyson Foods, Inc. Proj.) Series 1996,             G 1
3.65%, LOC Commerzbank, VRDN (AMT)


                                                                                                                 1,000,000

CALIFORNIA

California Gen. Oblig. 4.50% 6/30/97, RAN          MIG          5,600,000    1,500,000   0           0           7,100,000
                                                   1

Fresno County Unltd. Tax TRAN 4.75%                 --          5,500,000    0           0           0           5,500,000
9/29/97

Kern County Gen. Oblig. TRAN 4.5%                  --           5,000,000    2,250,000   0           0           7,250,000
10/2/97

Los Angeles Unified School Dist. Tax &             MIG          5,000,000    2,000,000   0           0           7,000,000
Rev. Series B, 4.50% 9/30/97 TRAN                  1

                                                                                                                 26,850,00
                                                                                                                 0

FLORIDA

Florida Hsg. Fin. Agency Multi-Family               --          4,000,000                                        4,000,000
Hsg. Rev. (Brandon-Oxford) Series 90C,
3.80%,  VRDN

Florida Hsg. Fin. Agency Multi-Family              --           0            2,200,000   0           0           2,200,000
Hsg. Rev. (Brandon-Oxford) Series 90C,
4.40%,  VRDN

Putnam Cnty. Dev. Auth. Poll. Cont. rev.           --           0            1,395,000   0           0           1,395,000
(Semiole Elec. Co. Proj.) 3.89% 3/15/97

                                                                                                                 7,595,000

ILLINOIS

Chicago O'Hare Int'l. Arpt. Rev. Gen. Arpt.        VMI          500,000      0           0           0           500,000
(2nd Lien) Series 1988-A, 3.60%, LOC               G 1
Bayerische Landesbank Girozent, VRDN
(AMT)

Illinois Dev. Fin. Auth. Multi-Family Hsg.          --          2,800,000    0           0           0           2,800,000
Rev. Rfdg. (Garden Glen Apts.) Series 93,
3.90%, VRDN

Illinois Dev. Fin. Auth. Multi-Family Hsg. Rev.           -     0            1,200,000   0           0           1,200,000
Rfdg. (Garden Glen Apts.) Series 93,  4.45%,              -
VRDN

Illinois Dev. Fin. Auth. Rev. (Chicago             VMI          6,000,000    0           0           0           6,000,000
Symphony Proj.) Series 96, 3.55%, LOC              G 1
Bank of America Illinois, VRDN

                                                                                                                 10,500,00
                                                                                                                 0

LOUISIANA

Lincoln Parish Exempt Facs. Resource               VMI          1,000,000    0           0           0           1,000,000
Recovery Rev. (Willamette Industries, Inc.         G 1
Proj.) Series 1996, 3.70%, LOC Deutsche
Bank, VRDN

Plaqmines LA BP exp                                             0            1,100,000   0           0           1,100,000

                                                                                                                 2,100,000

MICHIGAN

Michigan Higher Ed. Student Loan Auth.             VMI          2,000,000    0           0           0           2,000,000
Rev. , Series XII-D, 3.55%, (AMBAC                 G 1
Insured)LOC Fuji Bank, VRDN

Michigan Strategic Fund Poll. Cont. Rev.           P-1          1,000,000    0           0           0           1,000,000
(Dow Chemical Co. Proj.) Series 1988,
3.60% tender 12/5/96 (AMT)

                                                                                                                 3,000,000

MULTI-ST. CTFS TRUST

Clipper Tax-Exempt Trust (Certification of         Aa           2,581,879    0           0           0           2,581,879
Prtn.) Series 1995-1 Class A, 3.75%
2/10/06 Liquidity State Street Bank & Trust
Co., Boston (AMT*)

                                                                                                                 2,581,879

NEVADA

Nevada Hsg. Division Multi-Unit Hsg.                --          1,000,000    0           0           0           1,000,000
(Pecos Owens Court Apart. Proj.) Series
1996, 3.65%, LOC Heller Financial, Inc.,
VRDN (AMT)

                                                                                                                 1,000,000

NEW YORK

Erie County Ind. Dev. Auth. Ind. Dev. Rev.          --          1,040,000    0           0           0           1,040,000
(The Holling Press, Inc.) Series 1989 F,
3.90%, LOC Marine Midland Bank, VRDN
(AMT)

                                                                                                                 1,040,000

OHIO

Ohio Air Quality Dev. Auth. Rev. VRDN              VMI          2,500,000    0           0           0           2,500,000
(JMG Funding) Series 1994-A, 3.55%,                G 1
LOC Societeale (AMT)

                                                                                                                 2,500,000

PENNSYLVANIA

Carbon County Ind. Dev. Auth. Resource             P-1          2,500,000    0           0           0           2,500,000
Recovery Rev. (Panther Creek Partners
Proj.) Series 90-A, 3.65% tender, LOC
Nat'l. Westminster Bank PLC

Nothumberland County Ind. Dev. Auth                VMI          285,000      0           0           0           285,000
Rev. (Foster Wheeler Carmel Proj.)                 G 1
3.60%, LOC Union Bank of Switzerland,
VRDN

Pennsylvania State Higher Ed. Assistance           VMI          1,000,000    0           0           0           1,000,000
Agcy. (Student Loan) Series 1988 A,                G 1
3.60%,    LOC Fuji Bank, VRDN**

Venango Ind. Dev. Auth. Resource                   P-1          2,200,000    0           0           0           2,200,000
Recovery Rev. (Scrubgrass Proj.) Series
1990-B, 3.60% tender, LOC Nat'l.
Westminster Bank PLC (AMT)

                                                                                                                 5,985,000

SOUTH CAROLINA

York County Poll. Cont. Rev. (Coop Fin.             --          3,000,000    0           0           0           3,000,000
Corp. Elec. Proj.) Series 1984 N-3, 3.80%
tender 3/15/97

                                                                                                                 3,000,000

TENNESSEE

Clarksville Pub. Bldg. Auth. Rev. Pooled            --          2,000,000    0           0           0           2,000,000
Fing.  Series 1995, 3.55%, LOC
Nationsbank South, VRDN

Memphis-Shelby County Arpt. Auth. Arpt.            VMI          1,000,000    0           0           0           1,000,000
Rev. Series 1996-A, 3.70%, LOC Fuji                G 1
Bank Int'l., Inc., First Union Nat'l. Bank,
VRDN (AMT)

Memphis-Shelby County Arpt. Auth Arpt.             VMI          7,300,000    0           0           0           7,300,000
Rev. Series 1996-B2, 3.70%, LOC Fuji               G 1
Bank Int'l., Inc., First Union Nat'l. Bank,
VRDN (AMT)

                                                                                                                 10,300,00
                                                                                                                 0

TEXAS

Brazos River                                                    0            2,300,000   0           0           2,300,000

Brazos River Hbr. Navigation Dist. of              P-1          5,000,000    0           0           0           5,000,000
Brazoria County Poll. Cont. Rev. (Dow
Chemical Co. Proj.) 3.65%, tender
12/12/96 (AMT)

Brazos River Hbr. Navigation Dist. of              P-1          0            1,000,000   0           0           1,000,000
Brazoria County Rev. (Dow Chemical
Proj.) Series1992 A, 4%, VRDN (AMT)

Denton Util. Sys. Rev. Series SGA-32,               --          1,000,000    0           0           0           1,000,000
3.75%(Liquidity Facility Societe Generale
France), VRDN

Gulf Coast Waste Disp. Auth. Solid Waste           VMI          2,300,000    0           0           0           2,300,000
Disp. Resource Recovery Rev. (AMOCO                G 1
Oil Co. Proj.) Series 1991, 3.75%, tender
4/1/97 (AMT)

Texas Gen. Oblig. TRAN Series 1996,                MIG          5,100,000    1,300,000   0           0           6,400,000
4.75% 8/29/97                                      1

                                                                                                                 18,000,00
                                                                                                                 0

UTAH

Salt Lake City Arpt. Rev. Series 96-A,             VMI          1,000,000    0           0           0           1,000,000
3.70%, LOC Union Bank of Switzerland,              G 1
VRDN (AMT)

                                                                                                                 1,000,000

WEST VIRGINIA

Grant County Poll. Cont. Rev. (Virginia            VMI          3,600,000    0           0           0           3,600,000
Elec. & Pwr. Co. Proj.) Series 1994,               G 1
3.80%, tender 3/10/97

Grant County Poll. Cont. Series 1944               VMI          0            1,800,000   0           0           1,800,000
(Virginia Elec. & Pwr. Co. Proj.) 3.80%            G 1
3/10/97

Marion County Commission Solid Waste               VMI          900,000      0           0           0           900,000
Disp. (Grant Town Cogen Proj.) Series              G 1
1990 A,  3.75% 10/1/17, LOC Nat'l.
Westminster Bank PLC, VRDN (AMT)

Marion County Commission Solid Waste               VMI          3,000,000    0           0           0           3,000,000
Disp. (Grant Town Cogen Proj.) Series              G 1
1990-B,  3.60%, LCO Nat'l. Westminster
Bank, VRDN *

                                                                                                                 9,300,0
                                                                                                                 00

TOTAL MUNICIPAL NOTES                                                                                            108,551
                                                                                                                 ,879

TOTAL INVESTMENTS                                                                                                2,672,1
                                                                                                                 63,921

                                                   MOO
                                                   DY'S

                                                   RATI         VALUE
                                                   NGS

                                                                FIDELITY    SPARTAN     SPARTAN     SPARTAN

                                                                MUNI        MUNI        ARIZONA     MARYLAND    COMBINED

MUNICIPAL BONDS

ALABAMA

Alabama Bldg. Renovation Fin. Auth. Rev.           A            3,341,250   0           0           0           3,341,250
7.45% 9/1/11

Alabama Mental Health Fin. Auth. Spl. Tax          A            3,270,000   0           0           0           3,270,000
7.375% 5/1/09

Birmingham Jefferson Civic Ctr. Auth. Spl.         A            6,146,719   0           0           0           6,146,719
Tax (Cap. Outlay) 7.25% 1/1/12

Cullman Med. Park South Med. Clinic                Baa          6,556,875   0           0           0           6,556,875
Board Rev. (Cullman Reg'l. Med. Ctr.)
Series A,  6.50% 2/15/13

McIntosh Ind. Dev. Board Poll. Cont. Rev.           --          480,149     0           0           0           480,149
(Ciba-Geigy Corp.) 6% 8/1/07

Mobile Wtr. & Swr. Commissioners Wtr. &            A            4,979,500   0           0           0           4,979,500
Swr. Rfdg. 6.50% 1/1/09

                                                                                                                24,774,493

ALASKA

Alaska Student Ln. Corp. Student Ln. Rev.          Aaa          0           1,102,100   0           0           1,102,100
Series A, 5.90% 7/1/03 (AMBAC Insured)

Alaska Student Loan Corp. 6% 7/1/04,               Aaa          2,087,500   0           0           0           2,087,500
(AMBAC Insured)

Alaska Student Loan Corp. 7.20% 7/1/99             Aaa          1,058,750   0           0           0           1,058,750
(AMBAC Insured)

Alaska Student Loan Corp. Student Loan             Aaa          3,332,500   1,182,500   0           0           4,515,000
Rev. Series A 7.30% 7/1/00 (AMBAC
Insured)

Alaska Student Loan Corp. Student Loan             Aaa          1,330,875   0           0           0           1,330,875
Rev. Series A, 5.65% 7/1/04 (AMBAC
Insured) (AMT)

Alaska Student Loan Corp. Student Loan             Aaa          1,327,625   0           0           0           1,327,625
Rev.5.55% 7/1/03, (AMBAC Insured)

North Slope Borough (Cap. Appreciation)            Aaa          4,050,000   0           0           0           4,050,000
Series A, 0% 6/30/01, (MBIA Insured)

North Slope Borough Gen. Oblig. (Cap.              Aaa          3,123,750   3,123,750   0           0           6,247,500
Appreciation) Series A, 0% 6/30/99, (MBIA
Insured)

North Slope Borough Gen. Oblig. (Cap.              Aaa          0           1,621,875   0           0           1,621,875
Appreciation) Series B, 0% 6/30/05 (Cap.
Guaranty Insured)

North Slope Borough Gen. Oblig. (Cap.              Aaa          0           2,240,000   0           0           2,240,000
Appreciation) Series B, 7.5% 6/30/01
(Cap. Guaranty Insured)

North Slope Borough Series B, 0%                   Aaa          6,705,000   0           0           0           6,705,000
1/1/03,(MBIA Insured)

                                                                                                                32,286,225

ARIZONA

Agriculture Impt. & Pwr. Dist. Elec. Sys.          Aa           0           0           445,500     0           445,500
Rev. Rfdg. (Salt River Proj.) Series B,
6.50% 1/1/04

Arizona Edl. Corp. Rev. Rfdg. Series A,            A            0           0           1,041,255   0           1,041,255
6.55% 3/1/99

Arizona Health Facs. Auth. Hosp. sys.              Aaa          0           0           437,456     0           437,456
Rev. Rfdg. (St. Lukes Health Sys) 7.25%
11/1/14(Pre-Refunded to 11/1/03 @102)

Arizona Pwr. Auth. Pwr. Resources Rev.             Aaa          0           0           96,875      0           96,875
Rfdg. (Hoover Uprating Proj.) 5.25%
10/1/17,  (MBIA Insured)

Arizona St. Transn. Brd. Excise Tax                Aaa          0           0           112,625     0           112,625
Rev.(Maricopa County Regl. Area-B)
6.50% 7/1/04, (AMBAC Insured)

Arizona State Univ. Resh. Pk. Dev. Rev.            Aaa          0           0           94,125      0           94,125
5% 7/1/21, (MBIA Insured)

Arizona State Univ. Rev. 7% 7/1/15                 Aaa          0           0           568,750     0           568,750
(Pre-refunded)

Arizona State Univ. Rev. Rfdg. 6% 7/1/06           A1           0           0           1,091,250   0           1,091,250


Arizona State Univ. Revs. Rfdg. Sys 6%             A1           0           1,364,062   0           0           1,364,062
7/1/07

Arizona Trans. Board Excise Tax Rev.               Aaa          0           0           432,000     0           432,000
(Maricopa County Reg'l. Area) Series A,
5.75%  7/1/05, (AMNAC Insured)

Arizona Trans. Board Excise Tax Rev.               Aaa          0           0           762,125     0           762,125
(Maricopa County Regional Area Road-B
Proj.) 6% 7/1/03, (AMBAC Insured)

Arizona Trans. Board Excise Tax Rev.               Aaa          0           0           474,650     0           474,650
(Maricopa Reg'l Area) Series A, 5.75%
7/1/04, (AMBAC Insured)

Arizona Trans. Board Excise Tax Rev.               Aaa          0           0           231,750     0           231,750
(Maricopa Reg'l. Road) (Cap.
Appreciation) Series A, 0% 7/1/02 (FGIC
Insured)

Arizona Trans. Board Hwy. Rev. Rfdg.               Aa           0           0           264,375     0           264,375
Series A, 6% 7/1/00

Arizona Univ. Rev. Rfdg. (Univ. Rev. Sys.)         A1           0           0           438,000     0           438,000
6.375% 6/1/05

Central Arizona Wtr. Conservation Dist.            A1           0           0           388,593     0           388,593
Contract Rev. Rfdg. (Central Arizona Proj.)
Series A, 5.50% 11/1/10

Central Arizona Wtr. Conservation Dist.                         0           0           265,625     0           265,625
Contract Rev. Rfdg. (Central Arizona
Project):  Series B, 6% 11/1/00 (MBIA
Insured)

Central Arizona Wtr. Conservation Dist.            Aaa          0           0           217,750     0           217,750
Contract Rev. Rfdg. (Central Arizona
Project):  Series B, 6.30% 11/1/02 (MBIA
Insured)

Chandler 4.375% 7/1/12 (FGIC Insured)              Aaa          0           890,000     0           0           890,000

Chandler 6.375% 7/1/03, (MBIA Insured)             Aaa          0           0           194,031     0           194,031


Chandler 6.50% 7/1/10, (MBIA Insured)              Aaa          0           0           225,250     0           225,250


Chandler 6.50% 7/1/11, (MBIA Insured)              Aaa          0           0           252,281     0           252,281


Chandler 7.375% 7/1/09, (FGIC Insured)             Aaa          0           1,215,000   0           0           1,215,000

Chandler Cap. Apprecation Rfdg. 0%                 Aaa          3,548,250   0           0           0           3,548,250
7/1/06, (FGIC Insured)

Chandler Cap. Appreciation Rfdg. 0%                Aaa          3,754,875   0           0           0           3,754,875
7/1/05, (FGIC Insured)

Chandler Cap. Appreciation Rfdg. 0%                Aaa          3,341,625   0           0           0           3,341,625
7/1/07, (FGIC Insured)

Chandler Cap. Appreciation Rfdg. 0%                Aaa          937,125     0           0           0           937,125
7/1/08, (FGIC Insured)

Chandler Wtr. & Swr. Rev. Rfdg. 5.90%              Aaa          0           0           210,750     0           210,750
7/1/00, (FGIC Insured)

Cochise Union School Dist.# 68 Sierra 9%           Aaa          0           0           244,000     0           244,000
7/1/02, (FGIC Insured)

Coconino County Poll. Cont. Corp. Rev.             P-1          0           0           550,000     0           550,000
(Arizona Pub. Svc. Co. Navajo Proj.)
Series A,4%, LOC Bank of America Nat'l.
Trust & Savings, VRDN

Glendale Ind. Dev. Auth. Edl. Facs. Rev.            --          0           0           171,000     0           171,000
Rfdg. (American Graduate School Int'l.)
6.55% 7/1/06 (Connie Lee Insured)

Greenlee County Arizona Indl. Dev. Auth.           A2           0           0           202,250     0           202,250
Poll. Cont. Rev. Rfdg. (Phelps Dodge
Corp. Proj.) 5.45% 6/1/09

Maricopa County Cfts. of Prtn. 5.625%              Baa          0           0           460,687     0           460,687
6/1/00

Maricopa County Ind. Dev. Auth. Hosp.              Aaa          2,407,500   0           0           0           2,407,500
Facs. Rev. Rfdg. (Samaritan Health Svcs.)
Series A, 7% 12/1/16, (MBIA Insured)

Maricopa County Rfdg. 6.25% 7/1/00,                Aaa          0           0           256,500     0           256,500
(FGIC Insured)

Maricopa County School Dist. #1 Pheonix            Aaa          0           0           331,875     0           331,875
Elementary Rfdg. Second Series, 0%
7/1/05,  (MBIA Insured)

Maricopa County School Dist. #14 Rfdg.             Aaa          0           0           223,500     0           223,500
6.50% 7/1/04 (FGIC Insured) (AMT)

Maricopa County School Dist. #3 Temple             Aaa          0           0           276,875     0           276,875
Elementary Rfdg. 0% 7/1/08, (AMBAC
Insured)

Maricopa County School Dist. #6                    Aaa          0           0           302,625     0           302,625
(Washington Elementary) Series A,
5.375% 7/1/13 (AMBAC Insured)

Maricopa County Series C, 8.90% 7/1/99             A            0           4,399,312   0           0           4,399,312

Maricopa County Uni. Sch. Dist. #69                Aaa          0           0           297,750     0           297,750
Paradise Vy. (Proj. of 1994) Series B,
5.25% 7/1/15, (MBIA Insured)

Maricopa County Unified School Dist. #80           Aaa          0           0           456,500     0           456,500
(Chandler) 6.60% 7/1/06, (FGIC Insured)


Maricopa County Unified School Dist. #97           Aaa          0           0           218,250     0           218,250
(Deer Valley) Series A, 6% 7/1/05 (MBIA
Insured)

Mesa Gen. Oblig. 5.70% 7/1/03, (FGIC               Aaa          0           0           266,562     0           266,562
Insured)

Mohave County Indl. Dev. Auth. Indl. Dev.           --          0           0           246,875     0           246,875
Rev. (North Star Steel Co. Proj.) Series
B,5.50% 12/1/20

Navajo County Poll. Cont. Corp. Rev.               Baa          0           0           201,000     0           201,000
Rfdg. (Pub. Svc. Co.) Series A, 5.875%             1
8/15/28

Peoria Gen. Oblig. (1990 & 1994 Proj.)             Aaa          0           0           347,662     0           347,662
Series A, 5% 7/1/14, AMBAC Insured)

Peoria Gen. Oblig. (1990 & 1994 Proj.)             Aaa          0           0           368,550     0           368,550
Series A, 5% 7/1/15, (AMBAC Insured)


Pheonix Gen. Oblig. 7.50% 7/1/08                   Aa1          6,045,375   0           123,375     0           6,168,750

Phoenix                                                         0           0           100,000     0           100,000

Phoenix Arizona St. & Hwy. User Rev.               Aaa          0           0           269,687     0           269,687
Rfdg. (Jr. Lien) 6.25% 7/1/11, (MBIA
Insured)

Phoenix Arpt. Rev. Rfdg. Series D, 6.40%           Aaa          0           0           872,775     0           872,775
7/1/12, (MBIA Insured)

Phoenix Civic Impt. Corp. Wtr. Sys. Rev.           Aa           0           0           491,250     0           491,250
(Jr. Lien) 5.45% 7/1/19

Phoenix Gen. Oblig. Rfdg. 6% 7/1/02                Aa1          1,984,900   0           0           0           1,984,900

Phoenix Rfdg. Series A, 5% 7/1/19                  Aa1          0           0           240,937     0           240,937

Pima Cnty. Unified School Dist. Tucson             Aaa          0           2,435,000   0           0           2,435,000
Proj. of 1989 Series G, 8% 7/1/04 (MBIA
Insured)

Pima County  School Dist. #10 Rfdg. 0%             Aaa          0           0           256,875     0           256,875
7/1/00 (FGIC Insured)

Pima County Unified School Dist. #1                Aaa          0           0           306,875     0           306,875
Tucson Rfdg. 7.50% 7/1/10 (FGIC
Insured)

Pinal County Indl. Dev. Auth. Solid Waste          A3           0           0           247,500     0           247,500
Disp. Rev. (Browning Ferris Inds. Inc.
Proj.) 5% 2/1/06

Puerto Rico Commonwealth Hwy. & Trans.             Baa          0           0           98,125      0           98,125
Auth. Hwy. Rev. 5.50% 7/1/17                       1

Salt River Proj. Agric. & Pwr. Agric. Impt.        Aa           2,319,000   0                       0           2,319,000
& Pwr. Dist. Elec. Sys. Rev. Reg. Linked
Stripes & Stars 5.05% 1/1/11

Salt River Proj. Agric. Impt. & Pwr. Dist.         Aa           0           0           526,250     0           526,250
Elec. Sys. Rev. (Salt River Proj.) Series C,
6.25% 1/1/19

Salt River Proj. Agric. Impt. & Pwr. Dist.         Aa           0           0           321,750     0           321,750
Elec. Sys. Rev. Rfdg. Series A,  5.75%
1/1/07

Salt River Proj. Agric. Impt. & Pwr. Dist.         Aaa          0           0           97,250      0           97,250
Elec. Sys. Rev. Rfdg. Series B, 5.25%
1/1/19, (MBIA Insured)

Salt River Proj. Agric. Impt. & Pwr. Dist.         Aa           0           0           144,000     0           144,000
Elec. Sys. Rev. Rfdg. Series C, 5% 1/1/13


Scottsdale Arizona Rfdg. 5.50% 7/1/09              Aa1          0           0           104,500     0           104,500


Scottsdale Rfdg. Series C, 6.375% 7/1/01           Aa1          0           0           272,187     0           272,187


Scottsdale Street & Hwy. Sure Rev. Rfdg.           A1           0           0           843,000     0           843,000
5.50% 7/1/07

Tempe Arizona Union High School Dist.              Aaa          0           0           368,512     0           368,512
#213 Rfdg. & Impt. 7% 7/1/08, (FGIC
Insured)

Tempe Unified High School Dist. #213               Aaa          0           0           455,500     0           455,500
Rfdg. & Impt. 7% 7/1/03 (FGIC Insured)


Tucson Gen. Oblig. Rfdg. 6.75% 7/1/03              Aaa          0           0           227,750     0           227,750
(FGIC Insured)

Tucson Ltd. Tax Rfdg. 7.50% 7/1/01                 Aa           0           2,853,250   339,000     0           3,192,250

Tucson Str. & Hwy. User Rev. Series A,             Aaa          0           0           436,500     0           436,500
6% 7/1/10, (MBIA Insured)

Tucson Wtr. Rev. Series D, 9.75% 7/1/07            A1           0           694,375     0           0           694,375

Tucson Wtr. Rev. Series D, 9.75% 7/1/08            A1           0           704,375     0           0           704,375

Tucson Wtr. Rev. Series D, 9.75% 7/1/09            A1           0           1,071,562   0           0           1,071,562

Yuma County Hosp. Dist. #001, 6.35%                A            0           0           291,831     0           291,831
11/15/07

                                                                                                                61,068,492

ARKANSAS

Arkansas Dev. Fin. Auth. Rev. (Cap.                 --          4,910,625   0           0           0           4,910,625
Asset) Series B, 7.10% 3/1/08

Arkansas State College Savings (Cap.               Aa           0           934,400     0           0           934,400
Appreciation) Series A, 0% 6/1/03

Arkansas State College Savings (Cap.               Aa           0           765,900     0           0           765,900
Appreciation) Series A, 0% 6/1/04

North Little Rock Elec. Rev. Rfdg. Series          Aaa          4,392,000   0           0           0           4,392,000
A, 6.50% 7/1/10, (MBIA Insured)

North Little Rock Elec. Rev. Rfdg. Series          Aaa          1,145,000   0           0           0           1,145,000
A, 6.50% 7/1/15 (MBIA Insured)

Pulaski County Health Facs. Board Rev.             Aaa          1,885,625   0           0           0           1,885,625
Rfdg. (Sisters Charity Nazareth Corp.)
6.05% 11/1/09, (MBIA Insured)

Rogers ARK SLS TX SS 5% 11/1/15                    A1           0           2,045,000   0           0           2,045,000

                                                                                                                16,078,550

CALIFORNIA

California Gen. Oblig. 5.25% 10/1/13               A1           1,977,500   2,966,250   0           0           4,943,750

California Gen. Oblig. 5.25% 10/1/16               A1           11,715,00   3,124,000   0           0           14,839,000
                                                                0

California Gen. Oblig. 5.25% 10/1/17               A1           0           3,412,500   0           0           3,412,500

California Gen. Oblig. 6% 9/1/07                   A1           2,207,500   0           0           0           2,207,500

California Gen. Oblig. 6.25% 10/1/19               A1           14,224,00   3,622,675   0           0           17,846,675
                                                                0

California Gen. Oblig. 6.30% 9/1/10                A1           4,490,000   0           0           0           4,490,000

California Gen. Oblig. 6.50% 3/1/02,               Aaa          2,205,000   2,783,812   0           0           4,988,812
(AMBAC Insured)

California Gen. Oblig. 6.60% 2/1/10                A1           0           5,972,737   0           0           5,972,737

California Gen. Oblig. 6.75% 5/1/03                A1           0           1,126,250   0           0           1,126,250

California Gen. Oblig. 6.80% 4/1/03                A1           2,818,750   0           0           0           2,818,750

California Gen. Oblig. 7% 10/1/09                  A1           1,192,500   0           0           0           1,192,500

California Gen. Oblig. 7% 3/1/06                   A1           1,591,931   0           0           0           1,591,931

California Gen. Oblig. 7% 8/1/04                   A1           2,305,000   0           0           0           2,305,000

California Gen. Oblig. 7% 8/1/09                   A1           5,950,000   0           0           0           5,950,000

California Gen. Oblig. Ltd. Tax 7% 10/1/06         A1           10,534,40   0           0           0           10,534,406
                                                                6

California Hsg. Fin. Agcy. Rev. (Home              Aa           0           30,789      0           0           30,789
Mtg.) Series 1983 A, 0% 2/1/15

California Hsg. Fin. Agcy. Rev. (Home              Aaa          0           992,500     0           0           992,500
Mtg.) Series A, 5.30% 8/1/14 (MBIA
Insured)

California Hsg. Fin. Agcy. Rev. (Home              Aaa          2,921,344   0           0           0           2,921,344
Mtg.) Series A, 5.70% 8/1/16, (MBIA
Insured)

California Hsg. Fin. Agcy. Rev. (Home              Aaa          1,020,000   0           0           0           1,020,000
Mtg.) Series G, 5.90% 2/1/09 (MBIA
Insured)

California Hsg. Fin. Agcy. Rev. (Home              Aaa          2,040,000   0           0           0           2,040,000
Mtg.) Series G, 5.90% 8/1/09, (MBIA
Insured)

California Hsg. Fin. Agcy. Rev. (Home              Aaa          3,041,250   0           0           0           3,041,250
Mtg.) Series R, 6.15% 8/1/27 (MBIA
Insured) (AMT)

California Poll. Cont. Fing. Auth. Resource        A1           0           2,180,000   0           0           2,180,000
Recovery Rev. (Waste Management Inc.)
7.15% 2/1/11

California Pub. Wks. Board Lease Rev.              A1           0           5,520,625   0           0           5,520,625
(California State Univ. Proj.) Series A,
5.50%6/1/14

California Pub. Wks. Board Lease Rev.              A1           18,706,25   0           0           0           18,706,250
(California Univ. Proj.) Series A, 5.50%                        0
6/1/10

California Pub. Wks. Board Lease Rev.              A1           4,709,250   0           0           0           4,709,250
(California University Proj.) Series A,
5%6/1/23

California Pub. Wks. Board Lease Rev.              A            3,192,750   0           0           0           3,192,750
(Dept. Correction Del Norte C) 4.75%
12/1/05

California Pub. Wks. Board Lease Rev.              A            4,140,000   1,035,000   0           0           5,175,000
(Various Californa State Univ. Projs.)
Series B,6% 10/1/14

California Pub. Wks. Board Lease Rev.              A1           0           1,545,000   0           0           1,545,000
(Various California State Univ. Projs.)
Series B5.55% 6/6/10

California Pub. Works Board Lease Rev.             A            1,445,625   0           0           0           1,445,625
(Dept. Correction State Prison
D-Susanville)5.375% 6/1/18

California Pub. Works Board Lease Rev.             A            2,992,500   0           0           0           2,992,500
Rfdg. (California Commty. Colleges)
Series D, 5.375% 3/1/11

California Pub. Works Board Lease Rev.             A            5,006,250   0           0           0           5,006,250
Rfdg. (State Archives Bldg. Complex)
Series A,5.375% 12/1/10

California Pub. Wrks. Board Lease                  A            3,646,875   0           0           0           3,646,875
Rev.(Various California State Univ. Proj.)
Series A, 5.25% 12/1/13

California Rural Home Mtg. Fin. Auth.              Aaa          7,960,000   995,000     0           0           8,955,000
Lease Rev. Series A, 4.45% 8/1/01 (MBIA
Insured)

California St. Pub. Wks. Board Lease Rev.          A1     0     0           3,583,125   0           0           3,583,125
(Secretary of State) Series A, 6% 5/1/13

California Statewide Commtys. Dev. Corp.           Aaa          4,824,856   0           0           0           4,824,856
Ctfs. of Prtn. (J. Paul Getty) 5% 10/1/23

Castaic lake Wtr. Agcy. Ctfs. of Prtn. Rfdg.       Aaa          2,178,000   0           0           0           2,178,000
(Wtr. Sys. Impt. Proj.) Series A, 7.25%
8/1/09, (MBIA Insured)

Central Valley Fing. Auth. Cogeneration            --           14,273,12   4,176,875   0           0           18,450,000
Proj. Rev. (Carson Ice Gen. Proj.)  6.20%                       5
7/1/20

Del Norte County Pub. Wks. Rev. Rfdg.              A            2,487,500   0           0           0           2,487,500
(Dept. of Corrections) 5.125%, 12/1/08

East Bay Mun. Util. Dist. Wtr. Sys. Rev.           A1           0           1,343,750   0           0           1,343,750
Rfdg. 6.10% 6/1/07

Encintas School Dist. 0% 8/1/05 (MBIA              Aaa          0           978,750     0           0           978,750
Insured)

Encintas Unified School Dist. (Cap.                Aaa          615,000     0           0           0           615,000
Appreciation) 0% 8/1/06 (MBIA Insured)

Encintas Unified School Dist. (Cap.                Aaa          868,125     0           0           0           868,125
Appreciation) 0% 8/1/07 (MBIA Insured)

Encintas Unified School Dist. (Cap.                Aaa          679,688     0           0           0           679,688
Appreciation) 0% 8/1/08 (MBIA Insured)

Industry Urban Ind. Dev. Agcy. Rev. (Civic                -     0           1,174,725   0           0           1,174,725
Recreational Proj.#1-B) 7.375% 5/1/15                     -

Industry Urban Ind. Dev. Agcy. Rfdg.                --          8,097,765   0           0           0           8,097,765
(Civic Recreational Proj.#1) Series A,
7.375% 5/1/12

Long Beach Harbor Rev. 5.125% 5/15/18              Aa           4,650,000   0           0           0           4,650,000
(AMT)

Long Beach Harbor Rev. 8% 5/15/04,                 Aaa          7,581,763   0           0           0           7,581,763
(MBIA Insured)

Long Beach Hbr. 6% 5/15/06 (MBIA                   Aaa          3,258,750   0           0           0           3,258,750
Insured)

Long Beach Hbr. Rev. 8.50% 5/15/03                 Aaa          6,062,500   1,497,437   0           0           7,559,937
(MBIA Insured)

Los Angeles Cnty. Pub. Wks. Fing. Auth.            Aaa          0           2,356,250   0           0           2,356,250
Lease Rev. (Multi Cap. Facs. Projs.#5)
4.75% 12/1/10 (MBIA Insured)

Los Angeles County Metropolitan Trans.             Aaa          4,311,450   0           0           0           4,311,450
Auth. Rev. Rfdg. (Gen. Union Station)
Series A, 5.20% 7/1/12 (FSA Insured)

Los Angeles County Metropolitan Trans.             Aaa          3,460,275   0           0           0           3,460,275
Auth. Sales Tax Rev. Rfdg. (Prop. A) 2nd
Series, 5.625% 7/1/13 (MBIA Insured)

Los Angeles County Pub. Works Fing.                Aaa          4,712,500   0           0           0           4,712,500
Auth. Lease Rev. Multiple Cap. Facs. Proj.
SeriesIV, 4.75% 12/1/10 (MBIA Insured)


Los Angeles Wastewater Sys. Rev. Rfdg.             Aaa          2,899,181   0           0           0           2,899,181
Series A, 5% 2/1/11 (FGIC Insured)

Metropolitan Wtr. Dist. Southern California        Aaa          7,936,850   0           0           0           7,936,850
Wtrwks. Rev. 4.75% 7/1/21, (MBIA
Insured)

Metropolitan Wtr. Dist. Southern California        Aaa          2,047,500   0           0           0           2,047,500
Wtrwks. Rev. 5.75% 7/1/21 (MBIA
Insured)

Northern California Pwr. Agcy. Pub. Pwr.           Aaa          10,212,50   0           0           0           10,212,500
Rev. Rfdg. (Geothermal Proj.) Series A,                         0
5.80% 7/1/09, (AMBAC Insured)

Orange County Dev. Agcy. (Tax Allocation)          Baa          2,793,000   0           0           0           2,793,000
(Santa Ana Heights Proj.) 6% 9/1/15

Riverside County Asset Leasing Corp.               A            1,576,875   0           0           0           1,576,875
Leasehold Rev. (Riverside County Hosp.
Proj.) Series A: 6.0% 6/1/03

Sacramento City Fing. Auth.                        Aaa          1,731,663   0           0           0           1,731,663
(Cap.Appreciation Tax Allocation Comb.
Proj.)Series B 0% 11/1/06, (MBIA Insured)


San Diego County Regulation Trans.                 Aaa          1,197,625   0           0           0           1,197,625
Commision (Sales Tax Rev.) Second
SR-Series A, 6.25% 4/1/02, (FGIC
Insured)

San Diego County Regulation Trans.                 Aaa          5,487,500   0           0           0           5,487,500
Commision Sales Tax Rev. Second Series
A, 6.25% 4/1/03 (FGIC Insured)

San Diego Pub. Facs. Fing. Auth. Swr.              Aaa          3,627,225   0           0           0           3,627,225
Rev. 6% 5/15/06, (FGIC Insured)

San Francisco ARPT AMBAC 6.2% 5/1/05               Aaa          0           2,536,787   0           0           2,536,787

San Francisco Bldg. Auth. Lease Rev.               A            5,190,625   0           0           0           5,190,625
(Dept. Gen. Svcs. Lease) Series A, 5%
10/1/13

San Francisco City & County Swr. Rev.              Aaa          5,287,500   5,287,500   0           0           10,575,000
Rfdg.5.90% 10/1/08 (AMBAC Insured)

San Joaquin County Ctfs. of Prtn. (Cap.            Aaa          0           3,985,000   0           0           3,985,000
Facs. Proj.) 4.90% 11/15/08 (MBIA
Insured)

San Mateo County Trans. Dist. Sales Tax            Aaa          2,625,119   0           0           0           2,625,119
Rev. Crossover Rfdg. Series A, 5% 6/1/09,
(MBIA Insured)

Santa Margarita/Dana Point Auth. Rev.              Aaa          2,137,275   0           0           0           2,137,275
(Impt. Dist. 3&3A,4&4A) Series B, 7.25%
8/1/08,(MBIA Insured)

South Orange County Pub. Fin. Auth. Spl.           Aaa          3,184,375   0           0           0           3,184,375
Tax Rev. (Foothill Area) Series C, 8%
8/15/08 (FGIC Insured)

South Orange County Pub. Fing. Auth.               Aaa          0           3,059,375   0           0           3,059,375
Spl. Tax Rev. (Foothill Area) Series C,
7.50% 8/15/07 (FGIC Insured)

South Orange County Pub. Fing. Auth.               Aaa          4,174,913   0           0           0           4,174,913
Spl. Tax Rev. (Sr. Lien) Series A, 7%
9/1/11  (MBIA Insured)

Univ. of California Rev. (Multiple Purpose         Aaa          2,120,000   0           0           0           2,120,000
Projs.) Series D, 6.10% 9/1/10
(MBIAInsured)

University of California Rev. Rfdg.                Aaa          0           1,728,000   0           0           1,728,000
(Multiple Purp. Projs.) Series C, 5.125%
9/1/13(AMBAC Insured)

Upland Ctfs. of Prtn. (San Antonio                  --          2,647,500   0           0           0           2,647,500
Commty. Hosp.) 5% 1/1/18

West & Central Basin Fin. Auth. Series C           Aaa          0           6,206,750   0           0           6,206,750
5.25% 8/1/08 (AMBAC Insured) (step)

West & Central Basin Fin. Auth. Series C,          Aaa          0           5,923,250   0           0           5,923,250
5.20% 8/1/07 (AMBAC Insured) (Step)

                                                                                                                336,116,91
                                                                                                                6

COLORADO

Aurora Rfdg. 4.75% 11/1/14                         A1           2,762,600   0           0           0           2,762,600

Colorado Health Facs. Auth. Rev.                   Aaa          1,121,250   0           0           0           1,121,250
(Hosp.-Swedish Med. Ctr.) Series A,
7.25% 10/1/08

Colorado Health Facs. Auth. Rev. (Rocky            Baa          2,606,250   0           0           0           2,606,250
Mountain Adventist) 6.25% 2/1/04

Colorado Health Facs. Auth. Rev. (Rocky            Baa          4,805,750   0           0           0           4,805,750
Mountain Adventist) 6.625% 2/1/22

Colorado Health Facs. Auth. Rev. Rfdg.             Baa          0           6,703,125   0           0           6,703,125
(Rocky Mountain Adventist) 6.625% 2/1/13

Colorado Springs Arpt. Rev. (Cap.                   --          1,176,063   0           0           0           1,176,063
Appreciation) Series C, 0% 1/1/02

Colorado Springs Arpt. Rev. (Cap.                   --          1,027,013   0           0           0           1,027,013
Appreciation) Series C, 0% 1/1/04

Colorado Springs Arpt. Rev. (Cap.                   --          792,331     0           0           0           792,331
Appreciation) Series C, 0% 1/1/09

Colorado Springs Arpt. Rev. (Cap.                   --          671,250     0           0           0           671,250
Appreciation) Series C, 0% 1/1/10

Colorado Univ. Rev. (Biomedical Research           A            6,333,281   0           0           0           6,333,281
Bldg. Proj.) 7% 6/1/09

Denver City & Cnty Arpt. Rev. 0%,                  Aaa          3,550,000   0           0           0           3,550,000
10/15/03, (MBIA Insured)

Denver City & Cnty. Arpt. Rev. Series D            Aaa          1,893,750   0           0           0           1,893,750
(Cap. Appreciation) 0% 11/15/05, (MBIA
Insured

Denver City & County Arpt. Rev. (Cap.              Aaa          5,025,000   0           0           0           5,025,000
Appreciation) Series D, 0% 11/15/04,
(MBIA Insured) (AMT)

Denver City & County Arpt. Rev. Ltd. Tax           Baa          5,731,440   0           0           0           5,731,440
Series B, 7.50% 11/15/25 (AMT)

Denver City & County Arpt. Rev. Series A,          Aaa          0           1,893,750   0           0           1,893,750
(Cap. Appreciation) 0% 11/15/05 (MBIA
Insured)  AMT

Denver City & County Arpt. Rev. Series A,          Aaa          0           3,668,875   0           0           3,668,875
0% 11/15/02, (MBIA Insured)

Denver City & County Arpt. Rev. Series A,          Baa          1,226,544   1,022,120   0           0           2,248,664
6.60% 11/15/97 (AMT)

Denver City & County Arpt. Rev. Series A,          Baa          0           1,046,250   0           0           1,046,250
6.90% 11/15/98

Denver City & County Arpt. Rev. Series A,          Baa          6,539,063   0           0           0           6,539,063
6.90% 11/15/98 (AMT)

Denver City & County Arpt. Rev. Series A,          Baa          1,865,938   0           0           0           1,865,938
7% 11/15/99

Denver City & County Arpt. Rev. Series D,          Baa          0           2,615,625   0           0           2,615,625
7% 11/15/25

Highlands Ranch Metropolitan Dist. #2              Aaa          1,791,844   0           0           0           1,791,844
5.50% 6/15/00, (FSA Insured)

Highlands Ranch Metropolitan Dist. #2 6%           Aaa          2,216,563   0           0           0           2,216,563
6/15/03, (FSA Insured)

Jefferson County Ctfs. of Prtn. 7.125%             Aaa          282,813     0           0           0           282,813
12/1/10, (MBIA Insured)

Jefferson County Ctfs. of Prtn. Rfdg.              Aaa          3,277,500   0           0           0           3,277,500
6.65% 12/1/08, (MBIA Insured)

Jefferson County Single Family Mtg. Rev.           Aaa          276,575     0           0           0           276,575
Series 1991 A, 8.875% 10/1/13 (MBIA
Insured)

                                                                                                                71,922,563

CONNECTICUT

Connecticut Health & Ed. Facs. Auth. Rev.          Aaa          0           3,008,687   0           0           3,008,687
(St. Raphael Hosp.) 5.30% 7/1/10,
(AMBAC  Insured)

Connecticut Health & Edl. Facs. Auth.               --          5,036,375   0           0           0           5,036,375
Rev. (New Britain Mem. Hosp.) Series A,
7.50% 7/1/06

Connecticut Spl. Tax Oblig. Rev. Rfdg.             Aaa          3,023,719   0           0           0           3,023,719
(Trans. Infrastructure) Series A, 5.25%
9/1/07, (MBIA Insured)

Norwalk Hsg. Auth. Mtg. Rev. (Monterey              --          1,754,200   0           0           0           1,754,200
Village) Series 1985 B, Section 8, 9%
11/1/99

                                                                                                                12,822,981

DISTRICT OF COLUMBIA

District of Columbia (Carnegie Endow for           Aa           4,010,000   0           0           0           4,010,000
Int'l. Peace) Rev. 5.75% 11/15/26

District of Columbia Gen. Oblig. 5.40%             Aaa          3,450,500   0           0           0           3,450,500
6/1/06, (AMBAC Insured)

District of Columbia Gen. Oblig. 6%                Aaa          2,127,500   0           0           0           2,127,500
6/1/11, (MBIA Insured)

District of Columbia Gen. Oblig. Rfdg.             Aaa          2,802,981   0           0           0           2,802,981
Series A, 5.875% 6/1/05 (AMBAC Insured)


District of Columbia Hosp. Rev. (Hosp. for         --           6,225,469   3,628,406   0           0           9,853,875
Sick Children) Series A, 8.875% 1/1/21

District of Columbia Redev. Land Agcy.             Baa          0           1,008,750   0           0           1,008,750
Spl. Tax Rev. (Washington D.C. Sports
Arena)5.40% 11/1/00

District of Columbia Redev. Land Agcy.                          0           1,240,625   0           0           1,240,625
Spl. Tax Rev. (Washington D.C. Sports
Arena)5.625% 11/1/10

District of Columbia Redev. Land Agcy.             Baa          4,863,250   0           0           0           4,863,250
Sports Arena Spl. Tax Rev. 5.625%
11/1/10

Metropolitan Washington Arpt. Auth. Gen.           Aaa          0           3,281,250   0           0           3,281,250
Arpt. Rev. Series A, 7.25% 10/1/10  (FGIC
Insured) (AMT)

                                                                                                                32,638,731

FLORIDA

Broward County Resources Recovery                  A            4,420,000   4,790,175   0           0           9,210,175
Rev. (SES Broward Co. LP South Proj.)
7.95% 12/1/08

Dade County Aviation Rev. (Miami Int'l.            Aaa          3,857,813   0           0           0           3,857,813
Arpt) Ltd. Tax Series B, 6% 10/1/24 (MBIA
Insured)

Dade County Gen. Oblig. 5.125% 10/1/26,            Aaa          5,035,000   0           0           0           5,035,000
(MBIA Insured)

Dade County Health Facs. Auth. Hosp.                --          840,931     0           0           0           840,931
Rev. (South Shore Hosp. & Med. Ctr.)
Series A,  7.60% 8/1/24, (FHA
Guaranteed)

Florida Muni. Pwr. Agcy. Rev. Rfdg. (All           Aaa          2,200,000   0           0           0           2,200,000
Requirement Pwr. Supply) 6.25% 10/1/19,
(AMBAC Insured)

Florida Muni. Pwr. Agcy. Rev. Rfdg.                Aaa          0           2,632,500   0           0           2,632,500
(Stanton II Proj.) 4.50% 10/1/16 (AMBAC
Insured)

Florida State Division Bond Fin. Dept.             Aaa          5,100,313   0           0           0           5,100,313
Gen. Svcs. Rev. (Dept. Natural
Resources-Preservation 2000) Series A,
6.25% 7/1/10 (MBIA Insured)

Hillsborough County Util. Rev. Rfdg. (Cap.         Aaa          3,858,263   0           0           0           3,858,263
Appreciation) Series A, 0% 8/1/98 (MBIA
Insured)

Jacksonville Elec. Auth. Rev. 6% 7/1/01            Aaa          4,408,400   870,350     0           0           5,278,750
(Escrowed to Maturity)

Jacksonville Elec. Auth. Rev. 6.80% 7/1/12         Aaa          3,318,750   0           0           0           3,318,750
(Escrowed to Maturity)

Jacksonville Health Facs. Auth. Ind. Dev.          Baa          2,110,000   0           0           0           2,110,000
Rev. Rfdg. (Cypress Village Proj.)  (Nat'l.        1
Benevolent Assoc.) 7% 12/1/22

Jacksonville Port Auth. Rev. 5.75%                 Aaa          0           1,028,750   0           0           1,028,750
11/1/09  (MBIA Insured) (AMT)

Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub.         Aaa          0           2,859,375   0           0           2,859,375
Lien) 6.50% 10/1/09 (FGIC Insured)

Lakeland Elec. & Wtr. Rev. Rfdg. 6.50%             Aaa          5,656,250   0           0           0           5,656,250
10/1/05, (FGIC Insured)

Lakeland Elec. & Wtr. Rev. Rfdg. Jr. Sub.          Aaa          0           11,250,00   0           0           11,250,000
Lien 6.50% 10/1/04 (FGIC Insured)                                           0

Orange County Tourist Dev. Tax Rfdg.               Aaa          5,481,250   0           0           0           5,481,250
Series A, 6.50% 10/1/10, (AMBAC
Insured)

Tampa Cap. Impt. Prog. Rev. Series A,               --          10,600,00   0           0           0           10,600,000
8.25% 10/1/18                                                   0

                                                                                                                80,318,120

GEORGIA

Atlanta Downtown Dev. Auth. Rev.                   Aa           3,168,750   0           0           0           3,168,750
(Underground Atlanta Proj.) 6.25% 10/1/16


Atlanta Downtown Dev. Auth. Rev. Rfdg.             Aa           2,656,250   0           0           0           2,656,250
(Underground Atlanta Proj.) 6.25% 10/1/12


Cobb County School Dist. Unltd. Tax 5%             Aa1          2,707,209   0           0           0           2,707,209
2/1/97

Fulton County School Dist. Rfdg. 6.375%            Aa           0           2,262,500   0           0           2,262,500
5/1/14

Fulton Wtr. & Swr. 6.25% 1/1/08 (FGIC              Aaa          0           2,352,000   0           0           2,352,000
Insured)

Georgia Gen. Oblig. Impt. Series B, 7.20%          Aaa          3,551,250   0           0           0           3,551,250
3/1/05

Georgia Gen. Oblig. Series B, 6.10%                Aaa          2,217,500   0           0           0           2,217,500
3/1/05

Georgia Gen. Oblig. Series B, 7.50%                Aaa          2,027,600   0           0           0           2,027,600
4/1/97

Georgia Residential Fin. Auth. Home                Aa           0           2,035,781   0           0           2,035,781
Ownership Mtg. Series 1984 B, 0%
12/1/15

                                                                                                                22,978,840

HAWAII

Hawaii Arpts. Sys. Rev. 2nd Series, 7.50%          Aaa          0           1,665,000   0           0           1,665,000
7/1/20 (FGIC Insured)*

                                                                                                                1,665,000

IDAHO

Boise Urban Renewal Parking Agcy. Rev.             A            2,752,750   0           0           0           2,752,750
(Tax Increment) Series A, B, C, 8.125%
9/1/15

Idaho Falls Elec. Rfdg. 0% 4/1/07, (FGIC           Aaa          0           1,506,250   0           0           1,506,250
Insured)

Idaho Falls Rfdg. 0% 4/1/06, (FGIC                 Aaa          1,270,000   0           0           0           1,270,000
Insured)

Idaho Falls Rfdg. Elec. 0% 4/1/13, (FGIC           Aaa          837,500     0           0           0           837,500
Insured)

Idaho Health Facs. Auth. Rev. 5.50%                Aaa          2,132,500   0           0           0           2,132,500
12/1/07, (AMBAC Insured)

Idaho Housing Agcy. Single Family Mtg.             --           0           2,202,375   0           0           2,202,375
Series 1991 B, 7.50% 7/1/24

Nez Perce ID PCR PCH 6% 10/1/24                    --           0           3,037,500   0           0           3,037,500

                                                                                                                13,738,875

ILLINOIS

Chicago Board of Ed. Gen. Oblig. 6.25%             Aaa          1,103,750   0           0           0           1,103,750
12/1/11, (MBIA Insured)

Chicago Ill FGIC Rfdg. Series B, 5.125%            Aaa          0           2,171,250   0           0           2,171,250
1/1/15 (AMBAC Insured)

Chicago Ill Motor Fuel Tax Rev. Rfdg.              Aaa          3,990,000   0           0           0           3,990,000
Series A, 5.375% 1/1/14 (AMBAC Insured)


Chicago Ill. Rfdg Series B, 5% 1/1/11              Aaa          7,029,000   0           0           0           7,029,000
(AMBAC Insured)

Chicago Midway Arpt. Rev. Series B,                Aaa          2,922,300   0           0           0           2,922,300
5.25% 1/1/14 (MBIA Insured) (AMT)

Chicago Midway Arpt. Rev. Series B, 6%             Aaa          2,297,488   0           0           0           2,297,488
1/1/08 (MBIA Insured) (AMT)

Chicago Midway Arpt. Rev. Series B, 6%             Aaa          2,544,575   0           0           0           2,544,575
1/1/10 (MBIA Insured) (AMT)

Chicago Midway Arpt. Rev. Series B,                Aaa          2,712,225   0           0           0           2,712,225
6.125% 1/1/11 (MBIA Insured) (AMT)

Chicago Midway MBIA 5.25% 1/1/13                   Aaa          0           2,782,687   0           0           2,782,687

Chicago Midway MBIA 6% 1/1/07                      Aaa          0           2,183,037   0           0           2,183,037

Chicago O'Hare Int'l. Arpt. Rev. Rfdg. (2nd        Aaa          7,202,500   0           0           0           7,202,500
Lien) (Gen. Arpt. Proj.) Series A,
6.375%1/1/15 (MBIA Insured)

Chicago O'Hare Int'l. Arpt. Rev. Rfdg. (2nd        Aaa          0           1,612,500   0           0           1,612,500
Lien) Series A, 6.375%1/1/15 (MBIA
Insured)

Chicago O'Hare Int'l. Arpt. Spl. Facs. Rev.        Baa          0           3,044,150   0           0           3,044,150
(United Airlines, Inc.)  8.25% 5/1/99*             3

Chicago O'Hare Int'l. Arpt. Spl. facs. Rev.        A            4,826,250   0           0           0           4,826,250
Rfdg. (Int'l. Terminal) Series A, 7.50%
1/1/17 *AMT*

Chicago O'Hare Int'l. Arpt. Spl. Facs. Rev.        A1           16,187,45   4,325,625   0           0           20,513,075
Rfdg. Series A, 5% 1/1/12                                       0

Chicago Park Dist. Rfdg. 6.25% 1/1/09              Aaa          2,472,188   824,062     0           0           3,296,250
(FGIC Insured)

Chicago Residential Mtg. Rev. Rfdg. (Cap.          Aaa          0           2,584,706   0           0           2,584,706
Appreciation) Series B, 0% 10/1/09  (MBIA
Insured)

Chicago School Board of Ed. 6.25%                  Aaa          5,266,563   0           0           0           5,266,563
12/1/09, (MBIA Insured)

Cook Co. IL Fgic. 5.875% 11/15/22                               0           1,528,125   0           0           1,528,125

Cook County Rfdg. (Cap. Impt.) Ltd. Tax            Aaa          8,659,375   0           0           0           8,659,375
5.875% 11/15/22 (FGIC Insured)

Deerfield Rev. (Jewish Federation                  Aaa          4,818,750   0           0           0           4,818,750
Metropolitan) 5.375% 8/15/20 (AMBAC
Insured)

DeKalb Single Family Mtg. Rev. 7.45%               Aaa          0           1,813,650   0           0           1,813,650
12/1/09, (GNMA Coll.)*

IL Univ FGIC 6% 4/01/02                            Aaa          0           1,067,500   0           0           1,067,500

Illinois Edl. Facs. Auth. Rev. (Lewis Univ.)       Baa          4,975,000   0           0           0           4,975,000
6% 10/1/24

Illinois Health Facs. Auth. Rev. (Mem.              --          4,170,000   0           0           0           4,170,000
Hosp.) 7.125% 5/1/10

Illinois Health Facs. Auth. Rev. (Memorial          --          1,239,000   0           0           0           1,239,000
Hosp.) 6.875% 5/1/00

Illinois Health Facs. Auth. Rev. Rfdg.             A            1,683,750   0           0           0           1,683,750
(Lutheran Gen. Health Sys.) Series C, 7%
4/1/14

Illinois Health Facs. Auth. Rev. Rfdg.             A            3,022,500   0           0           0           3,022,500
(Lutheran Gen. HealthCare Sys.) Series
C, 6% 4/1/18

Illinois Health Facs. Auth. Rev.(OSF               A1           5,050,000   0           0           0           5,050,000
Healthcare Sys.) 6% 11/15/13

Lake County Forest Preserve Dist. Unltd.           Aa           5,911,650   0           0           0           5,911,650
Tax (Cap. Apprec.) 0% 12/1/07

Lake County Forest Preserve Dist. Unltd.           Aa           6,643,281   0           0           0           6,643,281
Tax (Cap. Appreciation) 0% 12/1/08

Metropolitan Pier & Exposition Auth.               Aaa          100,938     0           0           0           100,938
Dedicated State Tax Rev. (McCormick
Place Expansion Proj.) (Cap.
Appreciation) Series A, 0% 6/15/07 (FGIC
Insured)

Metropolitan Pier & Exposition Auth.               Aaa          5,087,281   0           0           0           5,087,281
Dedicated State Tax Rev. (McCormick
Place Expansion Proj.) (Cap.
Appreciation) Series A, 0% 6/15/07 (FGIC
Insured) (Pre-Refunded to 6/1

Metropolitan Pier & Exposition Auth.               Aaa          189,063     0           0           0           189,063
Dedicated State Tax Rev. (McCormick
Place Expansion Proj.) (Cap.
Appreciation) Series A, 0% 6/15/12 (FGIC
Insured)

Metropolitan Pier & Exposition Auth.               Aaa          9,328,313   0           0           0           9,328,313
Dedicated State Tax Rev. (McCormick
Place Expansion Proj.) (Cap.
Appreciation) Series A, 0% 6/15/12 (FGIC
Insured) (Pre-Refunded to 6/1

Metropolitan Pier & Exposition Auth.               Aaa          5,100,000   1,109,250   0           0           6,209,250
Dedicated Tax Rev. (McCormick Place
Expansion Proj.) Series A, 0% 6/15/09,
(FGIC Insured)

Metropolitan Pier & Exposition Auth.               Aaa          3,452,813   0           0           0           3,452,813
Dedicated Tax Rev. (McCormick Place
Expansion  Proj.) 0% 6/15/10, (FGIC
Insured)

Metropolitan Pier & Exposition Auth.               Aaa          0           2,311,875   0           0           2,311,875
Dedicated Tax Rev. 0% 6/15/00, (AMBAC
Insured)

Reg'l. Trans. Auth. Rfdg. 5.25% 6/1/10             Aaa          3,220,863   0           0           0           3,220,863
(MBIA Insured)

                                                                                                                158,565,28
                                                                                                                3

INDIANA

Indianapolis Econ. Dev. Rev. Rfdg. & Impt.         Baa          3,176,250   0           0           0           3,176,250
(Nat'l. Benevolent Assoc.) 7.625% 10/1/22          1


Indianapolis Resource Recovery Rev.                Aaa          3,545,850   0           0           0           3,545,850
Rfdg. (Ogden Martin Sys. Inc. Proj.)
6.75% 12/1/07  (AMBAC Insured)

Indianapolis Resources Recovery Rev.               Aaa          0           1,145,000   0           0           1,145,000
Rfdg. (Ogden Martin Sys. Inc. Proj.)
6.75% 12/1/06 (AMBAC Insured)

                                                                                                                7,867,100

KANSAS

Johnson County Unified School Dist #512            Aa1          0           1,500,625   0           0           1,500,625
(Shawnee Mission) 8% 10/1/04

Johnson County Unified School Dist. #512           Aa1          0           1,224,343   0           0           1,224,343
(Shawnee Mission) 8% 10/1/03

Johnson County Unified School Dist. #512           Aa1          0           1,550,000   0           0           1,550,000
(Shawnee Mission) 8% 10/1/05

Kansas City Util. Sys. Rev. 0% 9/1/10,             Aaa          1,845,563   0           0           0           1,845,563
(AMBAC Insured) (Escrowed to Maturity)


Kansas City Util. Sys. Rev. 0% 9/1/10,             Aaa          1,375,200   0           0           0           1,375,200
(AMBAC Insured) (Escrowed to Maturity)


Kansas Dept. Trans. Hwy. Rev. 7.25%                Aa           5,622,813   0           0           0           5,622,813
3/1/05

Reno County Mtg. Rev. Rfdg. (Single                Aa           0           727,312     0           0           727,312
Family) Series B, 8.70% 9/1/11

KENTUCKY                                                                                                        13,845,856

KENTUCKY

Jefferson County Cap. Projs. Corp. Rev.            A1           2,394,131   0           0           0           2,394,131
(Muni. Multiple Rfdg. Lease) Series A,  0%
8/15/11

Kenton County Arpt. Board Arpt. Spl.               Baa          11,355,53   0           0           0           11,355,531
Facs. Rev. (Delta Airlines, Inc.) Series A,        3            1
7.125%, 2/1/21 (AMT)

Kenton KY Delta 7.125% 2/1/21                                   0           3,723,125   0           0           3,723,125

Owensboro Elec. Lt. & Pwr. Rev. Series B,          Aaa          5,962,500   0           0           0           5,962,500
0% 1/1/07, (AMBAC Insured)

Owensboro Elec. Lt. & Pwr. Rev. Series B,          Aaa          0           1,970,000   0           0           1,970,000
0% 1/1/10 (AMBAC Insured)

                                                                                                                25,405,287

LOUISIANA

Lake Charles Hbr. & Term. Dist. Port Facs.         Baa          23,966,25   0           0           0           23,966,250
Rev. Rfdg. (Trunkline LNG Co. Proj.)               2            0
Series 1992, 7.75% 8/15/22

Louisiana Gen. Oblig. 6% 8/1/01, (FGIC             Aaa          3,198,750   0           0           0           3,198,750
Insured)

Louisiana Gen. Oblig. Series A, 6.75%              Aaa          4,838,400   0           0           0           4,838,400
5/15/03 (MBIA Insured)

Louisiana Gen. Oblig. Series A, 6.75%              Aaa          0           6,620,118   0           0           6,620,118
5/15/04, (MBIA Insured)

Louisiana Offshore 5.2% 9/01/97                    Baa          0           1,008,760   0           0           1,008,760
                                                   1

Louisiana Offshore Term. Auth. Deepwtr.            Baa          2,538,625   0           0           0           2,538,625
Port Rev. Rfdg. (1st Stage) (Loop, Inc.            1
Proj.)  Series E, 7.60% 9/1/10

Monroe-West Monroe Pub. Trust Fing.                 --          3,150,000   0           0           0           3,150,000
Auth. Mtg. Rev. Rfdg. (Cap. Appreciation)
Series C, 0% 8/20/14

St.  Charles LA PCR VRDN 4% 11/01/21                            0           1,800,000   0           0           1,800,000

St. James Parish Poll. Cont. Rev. (B.F.            Baa          515,000     0           0           0           515,000
Goodrich Proj.) 14.50% 12/1/11                     1

St. John Baptist Parish Sales Tax Dist.            Baa          2,976,750   0           0           0           2,976,750
Rfdg. Series 1989, 7.80% 12/1/14

St. Tammany Pub. Trust Fing. Auth. Rev.            Aaa          1,644,938   0           0           0           1,644,938
Rfdg. (Cap. Appreciation) Series C,  0%
7/20/14

                                                                                                                52,257,591

MAINE

State Str. Hsg. Preservation Corp. Hsg.             --          644,800     0           0           0           644,800
Rev. (Multi-Family Proj.) Series A,  7.20%
1/1/02

State Str. Hsg. Preservation Corp. Hsg.             --          3,675,869   0           0           0           3,675,869
Rev. (Multi-Family Proj.) Series A,
7.375% 1/1/12

State Str. Hsg. Preservation Corp. Hsg.             --          4,935,000   0           0           0           4,935,000
Rev. (Multi-Family Proj.) Series A,  7.50%
1/1/19

                                                                                                                9,255,669

MARYLAND

Anne Arundel County 7% 8/1/04                      Aa           0           0           0           631,812     631,812

Baltimore Cnty. Mtg. Rev. Rfdg.                    Aaa          0           0           0           591,875     591,875
(Northbrooke Apts Proj.) Series A, 6.35%
1/20/21,  (GNMA Insured)

Baltimore Consolidated Pub. Impt. 7%                            0           0           0           500,000     500,000
10/15/09, (MBIA Insured)

Baltimore Consolidated Pub. Impt. Rfdg.            A            0           0           0           520,625     520,625
Series A, 0% 10/15/06, (FGIC Insured)

Baltimore County Consolidated Pub. Impt.                        0           0           0           300,000     300,000
5.70% 7/1/02

Baltimore County Met. Dist. 6.125% 7/1/07           --          0           0           0           485,343     485,343


Baltimore County Metropolitan Dist. Series         Aa           0           0           0           533,750     533,750
65, 6% 6/1/05

Baltimore County MDVRDN 4.3%                       Aa3          0           0           0           400,000     400,000
12/01/17

Baltimore MD Gen. Oblig. 7.05% 10/15/06            A1           0           0           0           537,500     537,500

Baltimore MD Sprg. Hill APT L=SU                   A1           0           0           0           399,437     399,437

Baltimore Port. Facs. Rev. (Cons. Coal             Aa3          0           0           0           505,625     505,625
Sales - DuPont (EI) De Nemours & Co.)
6.50% 12/1/10

Baltimore Pub.Impt. 7.25% 10/15/05                 Aaa          0           3,665,750   0           0           3,665,750
(FGIC Insured)

Baltimore Rev. Rfdg. (Wtr. Proj.) Series A,        A            0           0           0           624,750     624,750
5.50% 7/1/26 (FGIC Insured)

Calvert County Gen. Oblig. 5.20% 1/1/04                         0           0           0           649,500     649,500


Frederick Cnty. Pub. Facs. Rfdg. Unltd.                         0           0           0           700,000     700,000
tax5.75% 7/1/16

Frederick County Pub. Facs. 5.60% 7/1/11           A1           0           0           0           764,877     764,877


Howard County Met. Dist. Rfdg. Series B,           Aa           0           0           0           768,750     768,750
6% 8/15/03

Howard County Mtg. Rev. (Heartlands                Aaa          263,750     0           0           0           263,750
Elderly Apts. Proj.) 8.875% 12/1/10,
(MBIA Insured) (FHA Guaranteed)

Maryland Commty. Dev. Admin. Dept.                              0           0           0           1,183,750   1,183,750
Hsg. & Commty. Dev. Rev. (Single Family
Prog.) 7thSeries, 7.25% 4/1/19 (AMT)

Maryland ECO Development Corp. Pool                Aa           0           0           0           1,017,500   1,017,500
L=NB

Maryland Gen. Oblig. (Maryland State &             Aaa          0           0           0           916,937     916,937
Local Facs. Loan) First Series 5.50%
2/1/06

Maryland Gen. Oblig. 1st Series A-M,               Aaa          3,240,000   0           0           0           3,240,000
6.50% 7/1/00

Maryland Health and Higher Edl. Facs               Aa3          0           0           0           600,000     600,000
Auth. (Kaiser) 4.15% 7/01/15

Maryland Health & Higher Ed. Facs. Auth.           Aaa          0           0           0           1,087,500   1,087,500
Rev. Rfdg.  (John Hopkins Health Sys.)
Series 1988, 7.50% 7/1/20

Maryland Health & Higher Ed. Facs. Auth.           A1           0           0           0           1,041,250   1,041,250
Rev. Rfdg. (Greater Baltimore Med. Ctr.)
5% 7/1/19, (FGIC Insured)

Maryland Health & Higher Edl. Facs. Auth.          Aaa          0           0           0           962,500     962,500
Rev. (Good Samaritan Hosp.), 5.75%
7/1/13

Maryland Health & Higher Edl. Facs. Auth.          Aaa          0           0           0           940,000     940,000
Rev. Rdfg. (Howard County Gen. Hosp.)
5.50%  7/1/13

Maryland Health & Higher Edl. Facs. Auth.          Aa           0           0           0           1,065,000   1,065,000
Rev. Rfdg. (Good Samaritan Hosp.) 5.70%
7/1/09

Maryland Ind. Dev. Fing. Auth. Rev. Rfdg.          Baa          0           0           0           955,000     955,000
(Holy Cross Health Sys. Corp.) 5.70%               1
12/1/10

Maryland State & Local Facs. Loan First             --          0           0           0           1,036,250   1,036,250
Series, 4.50% 2/15/08

Maryland State & Local Facs. Loan First            Aaa          0           0           0           1,068,750   1,068,750
Series, 5.30% 3/15/05

Maryland Trans. Auth. Trans. Facs Projs.                        0           0           0           1,041,250   1,041,250
Rev Rfdg. 0% 7/1/04 (FGIC) Insured

Maryland Trans. Auth. Trans. Facs. Proj.           Aa           0           0           0           1,040,000   1,040,000
Rev. Rfdg. 5.50% 7/1/03

Maryland Trans. Auth. Trans. Facs. Rev.            Aa1          0           0           0           1,167,500   1,167,500
5.80% 7/1/06

Maryland Trans. Auth. Trans. Facs. Rev.            Aa           0           0           0           1,046,250   1,046,250
6.80% 7/1/16

Montgomery County (Consolidated Pub.               Aaa          0           0           0           1,157,100   1,157,100
Impt.) Series A, 5.625% 10/1/06

Montgomery County (Construction & Pub.             Aaa          0           1,811,475   0           0           1,811,475
Impt.) Series B, 6.80% 11/1/06
(Pre-Refunded to 11/1/99 @ 102)

Montgomery County Rev. Hsg.                        Aaa          0           0           0           1,105,500   1,105,500
Opportunity Comm.

Montgomery County Rev. Hsg.                        Aa           0           0           0           1,239,000   1,239,000
Opportunity Comm. (Single Family Mtg.)
Series A, 6.6%7/1/14

Northeast Waste Disp. Auth. Solid Waste            Aaa          0           0           0           1,705,050   1,705,050
Rev. (Montgomery County Resource
Recovery  Proj.) 6.3% 7/1/16

Northeast Waste Disp. Auth. Solid Waste            Aaa          0           0           0           1,531,250   1,531,250
Rev. (Montgomery County Resource
Recovery  Proj.) Series A, 5.90% 7/1/05


Northeast Waste Disp. Auth. Solid Waste            Aaa          0           0           0           1,612,500   1,612,500
Rev. (Montgomery County Resource
Recovery  Proj.) Series A, 6% 7/1/07
(AMT)

Northeast Waste Disp. Auth. Solid Waste            Aaa          0           0           0           1,418,706   1,418,706
Rev. Rfdg. (Southwest Resource
Recovery Fac.)7.20% 1/1/05 (MBIA)
Insured

Prince George's County Hsg. Auth. (Single          Aaa          0           0           0           1,227,500   1,227,500
Family Rev.) Series A, 6.5% 12/1/15 AMT


Prince George's County Solid Waste                 Aaa          1,464,375   0           0           0           1,464,375
Mgmt. Sys. 5.25% 6/15/13, (FSA Insured)


Univ. of Maryland Sys. Auxilary Facs. &            Aa2          0           0           0           2,182,500   2,182,500
Tuition Rev. Series A, 5.6% 4/1/16

Washington Metropolitan Area Trans.                Aaa          0           0           0           2,110,000   2,110,000
Auth. Gross Rev. Rfdg. 6% 7/1/09 (FGIC
Insured)

Washington Metropolitan Area Trans.                Aaa          0           0           0           2,769,175   2,769,175
Auth. Gross Rev. Rfdg. 6% 7/1/10 (FGIC
Insured)

Washington Suburban San. Dist. Rfdg.               Aaa          0           0           0           2,107,500   2,107,500
(Second Series) 8% 1/1/02

                                                                                                                55,694,412

MASSACHUSETTS

Boston MA REV 7.15% 8/15/01                        Aaa          0           1,676,250   0           0           1,676,250

Boston MA Wtr.& Swr. Commission Rev.               A            2,040,000   0           0           0           2,040,000
Gen. Sr. Series, Series A, 5.40% 11/01/08


Massachusetts Bay Trans. Auth. Rfdg.               A1           0           5,093,750   0           0           5,093,750
(Gen. Trans. Sys.) Series A, 5.50% 3/1/12

Massachusetts Consolidated Loan Ltd.               Aaa          8,542,500   0           0           0           8,542,500
Tax Series C, 5.375% 9/1/14 (MBIA
Insured)

Massachusetts Ed. Loan Auth. Rev. Issue            Aaa          4,320,750   0           0           0           4,320,750
E Series B, 6.05% 7/1/08, (AMBAC
Insured)

Massachusetts Ed. Loan Auth. Rev. Issue            Aaa          1,720,125   0           0           0           1,720,125
E Series B, 6.15% 7/1/10, (AMBAC
Insured)

Massachusetts Ed. Loan Auth. Rev. Issue            Aaa          1,042,500   0           0           0           1,042,500
E Series B, 6.25% 7/1/11, (AMBAC
Insured)

Massachusetts Ed. Loan Auth. Rev. Issue            Aaa          1,038,750   0           0           0           1,038,750
E Series B, 6.30% 7/1/12, (AMBAC
Insured)

Massachusetts Edl. Loan Auth. (Edl. Loan           Aaa          0           3,882,400   0           0           3,882,400
Rev) Issue E, Series B 5.85% 7/1/06
(AMBAC Insured)

Massachusetts Edl. Loan Auth. (Edl. Loan           Aaa          0           3,244,500   0           0           3,244,500
Rev.) Issue E, Series B, 5.75% 7/1/05
(AMBACInsured)

Massachusetts Educational Laoan Auth.              Aaa          0           4,193,925   0           0           4,193,925
(Edl.Loan Rev.) Issue E Series B, 5.95%
7/1/09 (AMBAC Insured)

Massachusetts Gen. Oblig. 5% 8/1/06                A1           4,403,994   0           0           0           4,403,994

Massachusetts Gen. Oblig. Cons. Loan               A1           3,840,000   0           0           0           3,840,000
Series A, 5% 1/1/12

Massachusetts Gen. Oblig. Consolidated             A1           0           1,433,250   0           0           1,433,250
LoanSeries A, 6% 6/1/11

Massachusetts Gen. Oblig. MBIA 5.375%              Aaa          0           3,517,500   0           0           3,517,500
9/1/14

Massachusetts Gen. Oblig. Rfdg. Series             A1           9,009,750   1,758,000   0           0           10,767,750
A, 6.25% 7/1/03

Massachusetts Gen. Oblig. Rfdg. Series             A1           6,630,000   0           0           0           6,630,000
A, 6.25% 7/1/04

Massachusetts Gen. Oblig. Series B,                Aaa          6,292,500   0           0           0           6,292,500
5.40% 11/1/07, (MBIA Insured)

Massachusetts Health & Ed. Facs. Auth.             Aaa          4,303,350   0           0           0           4,303,350
Rev. (Harvard Univ.) 5.375% 11/1/32

Massachusetts Health & Edl. Facs. Auth.            Aaa          1,236,125   0           0           0           1,236,125
Rev. (Harvard Univ.) Series P, 6.50%
11/1/03

Massachusetts Hlth. & Edl. Facs. Auth.             Aaa          5,601,750   0           0           0           5,601,750
Rev.(Baystate Medical Center) Series D
5% 7/1/12, (FGIC Insured)

Massachusetts Hsg. Fin. Agcy. rev. Rfdg.           Aaa          2,110,000   0           0           0           2,110,000
(Rental) Series A, 6.65% 7/1/19,  (AMBAC
Insured)

Massachusetts Ind. Fin. Agcy. Rev.                  --          6,638,500   0           0           0           6,638,500
(Atlanticare Med. Ctr.) Series A, 10.125%
11/1/14

Massachusetts Ind. Fin. Agcy. Rev. (Cap             --          7,801,250   0           0           0           7,801,250
Appreciation) (Massachusetts Biomedical)
Series A-2, 0% 8/1/09

Massachusetts Ind. Fin. Agcy. Rev. (Cap.            --          16,080,00   0           0           0           16,080,000
Appreciation) (Massachusetts                                    0
Biocmedical)  Series A-2, 0% 8/1/06

Massachusetts Ind. Fin. Agcy. Rev. (Cap.           A1           16,688,62   0           0           0           16,688,625
Appreciation) (Massachusetts Biomedical)                        5
Series A-1, 0% 8/1/03

Massachusetts Ind. Fin. Agcy. Rev.                 A1           3,381,250   0           0           0           3,381,250
(Cap.Appreciation) (Massachusetts
Biomedical  Research) Series A-2, 0%
8/1/04

Massachusetts Ind. Fin. Agcy. Rev.                  --          5,060,000   0           0           0           5,060,000
(Massachusetts Biomedical) (Cap.
Appreciation) Series A-2, 0% 8/1/10

Massachusetts Muni. Wholesale Elec. Co.            Aaa          3,575,000   0           0           0           3,575,000
Pwr. Supply Rev. Rfdg. Series A,  5.10%
7/1/08, (AMBAC Insured)

Massachusetts Muni. Wholesale Elec. Co.            Aaa          3,528,200   0           0           0           3,528,200
Pwr. Supply Sys. Rev.  5% 7/1/10
(AMBAC Insured)

Massachusetts Muni. Wholesale Elec. Co.            Aaa          12,109,37   0           0           0           12,109,375
Pwr. Supply Sys. Rev. (Reg. Inflos)                             5
5.45%7/1/18 (AMBAC Insured) INFL

New England Ed. Loan Marketing Corp.               A1           2,518,750   0           0           0           2,518,750
Rev. Rfdg. (Massachusetts Student Loan)
Series G, 5% 8/1/00

New England Ed. Loan Marketing Corp.               A1           1,530,000   1,020,000   0           0           2,550,000
Rev. Rfdg. (Massachussets Student Loan)
Series B, 5.40% 6/1/00

New England Ed. Loan Marketing Corp.               A1           14,407,50   4,462,500   0           0           18,870,000
Rfdg. (Student Loan) Series A, 5.70%                            0
7/1/05 AMT

New England Ed. Loan Marketing Corp.               A1           2,022,500   0           0           0           2,022,500
Student Loan Rev. Rfdg. Series G, 5.20%
8/1/02

                                                                                                                187,755,11
                                                                                                                9

MICHIGAN

Detroit Convention Facs. Rev. Rfdg. (Cobo           --          2,868,750   0           0           0           2,868,750
Hall Expansion Proj.) 5.25% 9/30/12

Detroit Gen. Oblig. (Dist. State Aid)              Baa          3,026,670   0           0           0           3,026,670
5.625% 5/1/97

Detroit Hosp. Fing. Auth. Facs. Rev.               Caa          7,163,325   0           0           0           7,163,325
(Michigan Health Care Corp. Proj.) 10%
12/1/20

Michigan Hosp. Fin. Auth. Rev. Rfdg. (Bay          Baa          1,086,250   0           0           0           1,086,250
Med. Ctr.) Series A, 8.25% 7/1/12                  1

Michigan Hsg. Dev. Auth. Single Family              --          489,975     0           0           0           489,975
Mtg. Rev. Series A, 7.50% 6/1/15

Michigan Hsg. Dev. Auth. Single Family              --          1,539,531   0           0           0           1,539,531
Mtg. Rev. Series A, 7.70% 12/1/16

Michigan South Central Pwr. Agcy. Series           Baa          2,102,500   0           0           0           2,102,500
1991, 6.75% 11/1/10                                1

Royal Oak Hosp. Fin. Auth. Hosp. Rev.              Aa           3,690,381   0           0           0           3,690,381
Rfdg. (William Beaumont Hosp.) 5.50%
1/1/14

Western Townships Util. Auth. Swr. Disp.            --          2,175,000   0           0           0           2,175,000
Sys. Ltd. Tax 8.20% 1/1/18

Western Townships Util. Auth. Swr. Disp.           Aaa          1,896,750   0           0           0           1,896,750
Sys. Rfdg. 0% 1/1/05, (FSA Insured)

                                                                                                                26,039,132

MINNESOTA

Centennial Independant School Dist. #12            Aaa          2,472,975   0           0           0           2,472,975
Rfdg. Series B, 4.875% 2/1/12 (FGIC
Insured)

Maplewood Health Care Facs. Rev.                   Baa          1,007,500   0           0           0           1,007,500
(Healtheast, Inc. Proj.) 5.80% 11/15/03            2

Minneapolis Gen. Oblig. Rfdg. (Sales Tax)          Aaa          1,621,875   0           0           0           1,621,875
6.25% 4/1/07

Minneapolis Rfdg. (Sports Arena Proj.) 0%          Aaa          0           860,687     0           0           860,687
12/1/03

Minnesota Hsg. Fin. Agcy. (Single Family           Aa           5,442,650   1,741,250   0           0           7,183,900
Mtg.) Series B, 5.8% 7/1/25 (AMT)

Minnesota Univ. Rfdg. Linked Pars & Inflos         Aa3          10,087,50   0           0           0           10,087,500
4.80% 8/15/03                                                   0

Northern Minnesota Muni. Pwr. Agcy.                A            0           1,806,250   0           0           1,806,250
Elec. Sys. Rev. Rfdg. Series A, 7.25%
1/1/16

Rochester Health Care Facs. Rev. (Mayo             --           3,082,500   3,082,500   0           0           6,165,000
Clinic) 6.026% 11/15/15 (linked
derivatives)

Rochester Health Care Facs. Rev. (Mayo              --          2,147,500   0           0           0           2,147,500
Foundation/Mayo Med. Ctr.) Series I,
5.90% 11/15/09

Rochester Health Care Facs. Rev. (Mayo              --          2,413,125   0           0           0           2,413,125
Foundation/Myao Med. Ctr.) Series I,
5.90% 11/15/10

Western Muni. Pwr. Agcy. Pwr. Supply               Aaa          2,534,375   0           0           0           2,534,375
Rev. Rfdg. Series A, 5.50% 1/1/11
(AMBAC Insured)

Western Muni. Pwr. Agcy. Pwr. Supply               Aaa          0           1,767,500   0           0           1,767,500
Rev. Rfdg. Series A, 5.50% 1/1/12
(AMBAC Insured)

                                                                                                                40,068,187

MISSISSIPPI

Hinds County Ctfs. of Prtn. (Welfare Dept.         A            1,199,025   0           0           0           1,199,025
Proj.) 7.75% 3/1/09

Hinds County Mtg. Rev. Rfdg. (Methodist            Aaa          4,100,000   0           0           0           4,100,000
Hosp. & Rehabilitation) 5.60% 5/1/12,
(AMBAC Insured)

Mississippi Home Corp. Single Family Sr.           Aaa          366,775     0           0           0           366,775
Rev. Rfdg. Series 1990 A, 9.25% 3/1/12,
(FGIC Insured)

Mississippi Hosp. Equip. & Facs. Auth.             Baa          0           1,629,375   0           0           1,629,375
Rev. (Rush Med. Foundation Proj.) Series           3
A,  8.75% 1/1/16

                                                                                                                7,295,175

MISSOURI

Kansas City School Dist. Bldg. Corp. Rev.          Aaa          2,233,888   0           0           0           2,233,888
(Cap. Impt. Project) 5% 2/1/14, (FGIC
Insured)

Missouri Reg'l Convention & Sports                 A1           1,689,275   0           0           0           1,689,275
Complex Auth. 5.60% 8/15/17

                                                                                                                3,923,163

MONTANA

Montana Board of Investment 6.875%                 Aaa          0           4,334,400   0           0           4,334,400
6/1/20 (MBIA Insured)

Montana Board of Investment Payroll Tax            Aaa          0           2,233,068   0           0           2,233,068
(Workers Compensation) 6.875% 6/1/20
(MBIA Insured) (Escrowed to Maturity)

Montana Board of Investment Payroll Tax            Aaa          0           1,366,381   0           0           1,366,381
(Workers Compensation) 6.875% 6/1/20
(MBIA Insured) (Escrowed to Maturity)

Montana Board of Investment Payroll Tax            Aaa          6,928,500   0           0           0           6,928,500
(Workers Compensation) Series 1991,
6.875% 6/1/11, (MBIA Insured)

Montana Coal Severance Tax Rfdg.                   A1           0           2,107,500   0           0           2,107,500
(Broadwater Pwr. Proj.) Series A, 6.875%
12/1/11*

                                                                                                                16,969,849

NEBRASKA

Douglas County Hosp. Auth. #1                      Aaa          3,575,000   0           0           0           3,575,000
(Immanuel Med. Ctr., Inc.) 6.90% 9/1/11,
(AMBAC Insured)

Nebraska Pub. Pwr. Dist. Rev. Rfdg. (Pwr.          Aaa          3,595,250   0           0           0           3,595,250
Supply Sys.) Series B, 5.25% 1/1/13,
(MBIA Insured)

Nebraska Pub. Pwr. Dist. Rev. Rfdg. (Pwr.          Aaa          5,674,200   0           0           0           5,674,200
Supply Sys.) Series C, 5% 1/1/10, (MBIA
Insured)

Omaha Pub. Pwr. Dist. Elec. Rev. Series            Aa           0           5,777,125   0           0           5,777,125
C, 5.50% 2/1/14

Scotts Bluff County Hosp. Auth. #1 Hosp.           A            3,240,000   0           0           0           3,240,000
Rev. (Reg'l. West Med. Ctr. Proj.)  6.45%
12/15/04

                                                                                                                21,861,575

NEVADA

Clark County Ind. Dev. Rev. (Southwest             Baa          0           2,525,000   0           0           2,525,000
Gas Corp.) Series A, 6.50% 12/1/33                 2

Clark County Ind. Dev. Rev. (Southwest             Baa          5,428,750   0           0           0           5,428,750
Gas Corp.) Series A, 6.50% 12/1/33                 3
(AMT)

                                                                                                                7,953,750

NEW HAMPSHIRE

New Hampshire Tpk. Sys. Rev. Rfdg.                 Aaa          2,906,250   0           0           0           2,906,250
Series A, 7% 11/1/06, (FGIC Insured)

                                                                                                                2,906,250

NEW JERSEY

Camden County Muni. Util. Auth. Swr.               Aaa          1,156,725   0           0           0           1,156,725
Rev. Rfdg. 6% 7/15/06, (FGIC Insured)

New Jersey Trans. Trust Fund (Trans.               Aaa          0           3,431,250   0           0           3,431,250
Sys.) Series B, 6.50% 6/15/10 (MBIA
Insured)

New Jersey Trans. Trust Fund Auth.                 Aaa          8,482,500   0           0           0           8,482,500
(Trans. Sys.) Series A, 6% 6/15/04
(AMBAC Insured)

Passaic County Util. Auth. Solid Waste             Aaa          2,971,400   0           0           0           2,971,400
Disp. Rev. 0% 3/1/01, (MBIA Insured)

                                                                                                                16,041,875

NEW MEXICO

Albuquerque Arpt. Rev. Rdfg. 6.75%                 Aaa          1,855,125   0           0           0           1,855,125
7/1/10, (AMBAC Insured)

Albuquerque Arpt. Rev. Rfdg. 6.25%                 Aaa          1,171,500   0           0           0           1,171,500
7/1/03, (AMBAC Insured)

Albuquerque Arpt. Rev. Rfdg. 6.75%                 Aaa          2,135,756   0           0           0           2,135,756
7/1/12, (AMBAC Insured)

Albuquerque Arpt. Rev. Series A, 6.60%             Aaa          0           2,573,906   0           0           2,573,906
7/1/16 (AMBAC Insured)

Farmington Poll. Cont. Rev. Rfdg. (Pub.            Aaa          7,061,250   0           0           0           7,061,250
Svc. Co. San Juan) Series C, 5.70%
12/1/16 (AMBAC Insured)

Hobbs Single Family Mtg. Rev. Rfdg.                A            0           1,546,187   0           0           1,546,187
8.75% 7/1/11

New Mexico Edl. Assistance Foundation              Aaa          0           1,462,275   0           0           1,462,275
Student Loan Rev. 5.25% 4/1/05 (AMBAC
Insured)

New Mexico Edl. Assistance Foundation              Aaa          4,477,275   0           0           0           4,477,275
Student Loan Rev. 5.25% 4/1/05 (AMBAC
Insured) (AMT)

New Mexico Univ. Rev. Rfdg. Series A, 6%           A1           4,862,813   0           0           0           4,862,813
6/1/21

New Mexico Univ. Rev. Rfdg. Series A,              A1           2,296,875   0           0           0           2,296,875
6.25% 6/1/12

                                                                                                                29,442,962



NEW YORK

Metropolitan Tran. Auth. Svc. Contract             Baa          1,021,250   0           0           0           1,021,250
(Commuter Facs.) Series O, 5.75% 7/1/08            1


Metropolitan Trans Auth. Commuter Facs.            Aaa          7,200,050   0           0           0           7,200,050
Rev. Ltd. Tax Series A, 6% 7/1/21 (FGIC
Insured)

Metropolitan Trans. Auth Svc. Contract             Baa          0           3,921,600   0           0           3,921,600
(Trans. Facs.) Series O, 5.75% 7/1/08              1

Metropolitan Trans. Auth. Facs. Rev.               Aaa          0           2,100,000   0           0           2,100,000
SeriesA, 6% 7/1/16 (FGIC Insured)

Metropolitan Trans. Auth. Svc. Contract            Baa          7,755,188   0           0           0           7,755,188
(Commuter Facs.) Series O, 5.75% 7/1/13            1


Metropolitan Trans. Auth. Trans. Facs.             Aaa          5,268,750   0           0           0           5,268,750
Rev. 6.10% 7/1/21, (FSA Insured)

Metropolitan Trans. Auth. Trans. Facs.             Aaa          3,920,000   0           0           0           3,920,000
Rev. Rfdg. Series K, 6.30% 7/1/06, (MBIA
Insured)

Metropolitan Trans. Auth. Trans. Facs.             Aaa          5,631,250   0           0           0           5,631,250
Rev. Rfdg. Series K, 6.30% 7/1/07, (MBIA
Insured)

Muni. Assistance Corp. for New York City           Aa           7,673,750   0           0           0           7,673,750
Series E, 6% 7/1/04

New York 6% 8/1/18, (FSA Insured)                  Aaa          4,935,672   0           0           0           4,935,672
(Escrowed to Maturity)

New York City  Series E, 5.40% 2/15/03             Baa          13,097,50   2,302,137   0           0           15,399,637
                                                   1            0

New York City Ctfs. of Prtn. 4.90% 3/1/99          Baa          2,987,238   0           0           0           2,987,238
                                                   1

New York City Gen. Oblig. 7.50% 2/1/03             Baa          0           5,556,250   0           0           5,556,250
                                                   1

New York City Gen. Oblig. Series A, 7%             Baa          2,192,500   0           0           0           2,192,500
8/1/03                                             1

New York City Gen. Oblig. Series B,                Baa          0           1,655,625   0           0           1,655,625
7.50% 2/1/04                                       1

New York City Muni. Wtr. Fin. Auth. Wtr. &         A            10,560,00   0           0           0           10,560,000
Swr. Sys. Rev. Series A, 5.50% 6/15/20                          0


New York City Muni. Wtr. Fing. Auth. Wtr.          Aaa          2,337,375   0           0           0           2,337,375
& Swr. Sys. Rev. 6% 6/15/19, (FGIC
Insured)

New York City Rfdg. Series A, 6.375%               Baa          5,262,500   0           0           0           5,262,500
8/1/05                                             1

New York City Series A, 7.75% 8/15/07              Baa          0           4,525,000   0           0           4,525,000
                                                   1

New York City Series B, 5.70% 8/15/02              Baa          0           2,060,000   0           0           2,060,000
                                                   1

New York City Series C, 6.4% 8/1/03                Baa          4,382,650   0           0           0           4,382,650
                                                   1

New York ERDA NIAG MHK 88a                                      0           1,700,000   0           0           1,700,000
L=MG*VR1

New York Gen. Oblig. 5.50% 8/1/01                  Baa          5,137,500   0           0           0           5,137,500
                                                   1

New York Gen. Oblig. 6.10% 2/15/02                 Baa          2,605,163   0           0           0           2,605,163
                                                   1

New York Gen. Oblig. 7.875% 8/1/00                 Baa          5,471,050   0           0           0           5,471,050
                                                   1

New York Loc. Govt. Asst. Corp., Rfdg.             A            0           4,362,931   0           0           4,362,931
5.375% 4/1/16

New York Loc. Govt. Asst. Corp., Rfdg.,            A            11,313,12   4,008,781   0           0           15,321,906
Series E, 5.25% 4/1/16                                          5

New York Local Gov't. Assistance Corp.             A            10,821,25   0           0           0           10,821,250
Rfdg. Ltd. Tax Series A, 5.375% 4/1/16                          0

New York Local Gov't. Assistance Corp.             A            2,775,000   0           0           0           2,775,000
Series B, 0% 4/1/08

New York Series G, 5.4% 2/1/01                     Baa          0           3,063,750   0           0           3,063,750
                                                   1

New York Series G, 5.6% 2/1/02                     Baa          10,961,20   1,917,187   0           0           12,878,387
                                                   1            0

New York State Dorm. Auth. Rev. (Suffolk           Baa          0           8,197,070   0           0           8,197,070
County Judicial Facs.) Series A,  9.50%            1
4/15/14

New York State Dorm. Auth. Rev. Rfdg.              Baa          2,017,500   0           0           0           2,017,500
(State Univ. Edl. Facs.) Series A, 5.50%           1
5/15/08

New York State Dorm. Auth. Rev. Rfdg.              Baa          3,995,000   3,995,000   0           0           7,990,000
(State Univ. Edl. Facs.) Series A, 5.50%           1
5/15/09

New York State Dorm. Auth. Rev. Rfdg.              Baa          5,902,500   12,887,12   0           0           18,789,625
(State Univ. Edl. Facs.) Series A, 5.50%           1                        5
5/15/13

New York State Dorm. Auth. Rev. Rfdg.              Baa          3,255,000   0           0           0           3,255,000
(State Univ. Edl. Facs.) Series A, 6.50%           1
5/15/04

New York State Dorm. Auth. Rev. Rfdg.              Baa          1,001,250   0           0           0           1,001,250
(State Univ. Edl. Facs.) Series B, 5.25%           1
5/15/05

New York State Dorm. Auth. Rev. Rfdg.              Baa          6,443,250   0           0           0           6,443,250
(State Univ. Edl. Facs.) Series B, 5.25%           1
5/15/10

New York State Dorm. Auth. Rev. rfdg.              Baa          4,850,000   0           0           0           4,850,000
(State Univ. Edl. Facs.) Series B, 5.25%           1
5/15/11

New York State Dorm. Auth. Rev. Rfdg.              Baa          5,437,500   0           0           0           5,437,500
(State Univ. Edl.) Series B, 5% 5/15/18            1

New York State Dorm. Auth. Rev. Rfdg.              Baa          0           3,631,843   0           0           3,631,843
(State Univ. of NY) Series A, 5.875%               1
5/15/17

New York State Dorm. Auth. Rev.                    Baa          7,201,250   0           0           0           7,201,250
Rfdg.(State Univ. Edl. Facs.) Series A,            1
5.875% 5/15/11

New York State Energy Research & Dev.              Aaa          1,892,875   0           0           0           1,892,875
Auth. Gas Facs. Rev. (Brooklyn Union
Gas Co. Proj.), Series A, 5.50% 1/1/21,
(MBIA Insured)

New York State Environmental Facs.                 Aa           2,110,000   0           0           0           2,110,000
Corp. Poll. Cont. Rev. Rfdg. (State Wtr.
RevolvingFund)(New York City Muni. Wtr.)
5.75% 6/15/12

New York State Local Gov't. Assistance             A            26,999,00   0           0           0           26,999,000
Corp. Rfdg. Series C, 5.50% 4/1/17                              0

New York State Local Gov't. Assistance             A            9,074,731   0           0           0           9,074,731
Corp. Rfdg. Series E, 6% 4/1/14

New York State Local Gov't. Assistance             A            17,056,00   1,537,500   0           0           18,593,500
Corp. Series B, 6% 4/1/18                                       0

New York State Local Gov't. Assistance             A            4,870,250   0           0           0           4,870,250
Corp. Series C, 6.50% 4/1/15

New York State Local Gov't. Assistance             Aaa          7,621,250   0           0           0           7,621,250
Corp. Series D, 7% 4/1/18, (Pre-Refunded
to 4/1/02 @ 102)

New York State Local Govt. Assistance              A            0           5,075,000   0           0           5,075,000
Corp. Rfdg. Series C, 5.50% 4/1/17

New York State Local Govt. Assistance              A            1,110,000   0           0           0           1,110,000
Corp.Series A, 0% 4/1/08

New York State Rfdg. Series B, 7.50%               Baa          2,217,500   0           0           0           2,217,500
2/1/02                                             1

New York State Thruway Auth. Hwy. &                Aaa          2,582,431   0           0           0           2,582,431
Bridge Trust Fund Series A, 6.25% 4/1/04,
(MBIA Insured)

New York State Tollway Auth. Gen. Rev.              --          5,471,875   0           0           0           5,471,875
(Spl. Oblig.) Series A, 0% 1/1/05

New York Thruway Auth. Hwy. & Bridge               Aaa          7,403,463   0           0           0           7,403,463
Trust Fund Ltd. Tax Series A, 5.50%
4/1/15 (MBIAInsured)

New York Urban Dev. Corp. Rev. Rfdg.               Baa          2,348,875   0           0           0           2,348,875
5.75% 4/1/11                                       1

New York Urban Dev. Corp. Rfdg. (Sr.               Aaa          9,925,000   0           0           0           9,925,000
Lien) Ltd. Tax 5.50% 7/1/26

Suffolk County Wtr. Auth. Wtrwks. Rev.             Aaa          3,022,500   0           0           0           3,022,500
Rfdg. (Sr, Lien) 5.10% 6/1/09 (MBIA
Insured)

Triborough Bridge & Tunnel Auth. Rev.              Baa          0           2,667,937   0           0           2,667,937
(Convention Ctr. Proj.) Series E, 7.25%            1
1/1/10

                                                                                                                352,283,69
                                                                                                                7

NEW YORK& NEW JERSEY

New York & New Jersey Port (Delta                  Baa          18,296,25   0           0           0           18,296,250
Airlines, Inc. Proj.) Series 1R, 6.95%             3            0
6/1/08

Port Auth. New York & New Jersey Series            Aaa          1,972,425   0           0           0           1,972,425
104, 4.75% 1/15/26, (AMBAC Insured)


                                                                                                                20,268,675

NORTH CAROLINA                                                                                                  0

North Carolina Eastern Muni Pwr. Agcy.             Baa          3,945,063   0           0           0           3,945,063
Pwr. Sys. Rev. Rfdg. Series C, 5.5%                1
1/1/07

North Carolina Eastern Muni. Pwr. Agcy.            Baa          7,581,688   0           0           0           7,581,688
Pwr. Sys. Rev. Rfdg. Series B, 7% 1/1/08           1


North Carolina Eastern Muni. Pwr. Agcy.            Baa          3,341,250   2,227,500   0           0           5,568,750
Pwr. Sys. Rev. Rfdg. Series C, 7% 1/1/07           1

North Carolina Muni. Pwr. Agcy. #1                 Aaa          0           4,742,281   0           0           4,742,281
Catawba Elec. Rev. 5.25% 1/1/09 (MBIA
Insured)

North Caroline Eastern Muni. Pwr. Sys.             Baa          2,105,000   0           0           0           2,105,000
Rev. Rfdg. Series A, 6.25% 1/1/03                  1

                                                                                                                23,942,782

NORTH DAKOTA

Mercer County Poll. Cont. Rev. Rfdg.               Aaa          4,045,313   0           0           0           4,045,313
(Montana Dakota Utils. Co. Proj.)  6.65%
6/1/22, (FGIC Insured)

Mercer County Poll. Cont. Rev. Rfdg.               Aaa          0           6,006,250   0           0           6,006,250
(Basin Electric Pwr.) (Antelope Valley
Station Proj.) 7.20% 6/30/13 (AMBAC
Insured)

                                                                                                                10,051,563



OHIO

Bedford Hosp. Impt. Rev. Rfdg. (Bedford            --           0           1,092,700   0           0           1,092,700
Commty. Hosp.) Series 1990, 8.50%
5/15/09,  (Escrowed to Maturity)

Euclid City School Dist. (Cap.                     Aaa          0           970,887     0           0           970,887
Appreciation) 0% 12/1/02, (AMBAC
Insured)

Euclid City School Dist. (Cap.                     Aaa          0           921,868     0           0           921,868
Appreciation) 0% 12/1/03, (AMBAC
Insured)

Loveland City School Dist. Unltd. Tax               --          3,810,625   0           0           0           3,810,625
6.65% 12/1/15

Ohio Hsg. Fin. Agcy. Mtg. Rev.                     --           0           1,817,000   0           0           1,817,000
(Oakleaf-Toledo Apts. Proj.) 10.25%
12/20/25,  (GNMA Coll.)

Ohio State Bldg. Auth. (Adult Correctional         Aaa          0           4,170,000   0           0           4,170,000
Facs.) Series A, 5.95% 10/1/14 (MBIA
Insured)

Ohio State Bldg. Auth. (Workers                    A            3,202,500   4,575,000   0           0           7,777,500
Compensation Bldg. A) 4.75% 4/1/14

Ohio Tpk. Commty. Rev. Series A, 5.60%             Aaa          0           1,279,687   0           0           1,279,687
2/15/12 (MBIA Insured)

Ohio Turnpike Commission Turnpike Rev.             Aaa          2,825,625   0           0           0           2,825,625
Series A, 5.70% 2/15/13 (MBIA Insured)


Ohio Wtr. Dev. Auth. Rev. Rfdg. (Impt.             Aaa          0           1,071,255   0           0           1,071,255
Pure Wtr. 5.75% 6/1/06 (MBIA Insured)

Warren County Hosp. Facs. Rev. Rfdg. &             Aa2          1,101,250   0           0           0           1,101,250
Impt. (Otterbein Home Proj.) 7.20%
7/1/11,  LOC Fifth Third Bancorp.

                                                                                                                26,838,397

OKLAHOMA

Grand River Dam Auth. Rev. Rfdg. 5.70%             A            1,061,250   0           0           0           1,061,250
6/1/05

                                                                                                                1,061,250

OREGON

Oregon Health Hsg. Ed. Cultural Auth.              Aaa          1,846,250   0           0           0           1,846,250
Rev. (Lewis & Clark College) 6% 10/1/13,
(MBIA Insured)

Oregon Health Hsg. Edl. & Cultural Facs.           Aaa          1,060,000   0           0           0           1,060,000
Auth. Rev. (Lewis & Clark College Proj.)
Series A, 6.125% 10/1/24, (MBIA Insured)


Port Morrow OR 8% 7/15/06                          --           0           441,306     0           0           441,306

Port Morrow OR 8% 7/15/07                          --           0           492,887     0           0           492,887

Port Morrow OR 8% 7/15/08                          --           0           550,200     0           0           550,200

Port Morrow OR 8% 7/15/09                          --           0           618,975     0           0           618,975

Port Morrow OR 8% 7/15/10                          --           0           693,481     0           0           693,481

Port Morrow OR 8% 7/15/97                          --           0           143,550     0           0           143,550

Port Morrow OR 8% 7/15/98                          --           0           164,106     0           0           164,106

Port Morrow OR 8% 7/15/99                          --           0           190,531     0           0           190,531

Port Morrow Poll. Ctr. Rev. (Pacific               --           0           441,306     0           0           441,306
Northwest) Series A, 8% 7/15/11

Portland Series B, 7% 6/1/00                       Aaa          0           1,516,575   0           0           1,516,575

Portland Series B, 7% 6/1/01                       Aaa          0           1,650,200   0           0           1,650,200

Portland Swr. Sys. Rev. Rfdg. Series A,            A1           2,017,500   0           0           0           2,017,500
5.25% 3/1/10

Portland Swr. Sys. Rev. Series A, 6.25%            A1           0           1,987,500   0           0           1,987,500
6/1/15

                                                                                                                13,814,367

PENNSYLVANIA

Butler County Hosp. Auth. Rev. (North              Aaa          5,525,000   0           0           0           5,525,000
Hills Passavant Hosp.) Series A,  6.80%
6/1/06, (FSA Insured)

Cumberland County Muni. Auth. Rev.                 Baa          4,646,000   0           0           0           4,646,000
(Carlisle Hosp.) 6.80% 11/15/23

Northumberland County Auth.                        Aaa          4,672,850   0           0           0           4,672,850
Commonwealth Lease Rev. 0% 10/15/13,
(MBIA Insured)

Pennsylvania Hsg. Fin. Agcy. Single                Aa           10,475,00   0           0           0           10,475,000
Family Mortgage Series 44C, 6.65%                               0
10/1/21 (AMT)

Philadelphia Hosp. & Higher Ed. Facs.              Baa          3,091,906   1,018,750   0           0           4,110,656
Auth.Hosp. Rev. Rfdg. 5.70% 7/1/01                 1

Philadelphia Muni. Auth. Rev. Rfdg. Lease          Baa          4,095,000   0           0           0           4,095,000
Series D 6.125% 7/15/08

Philadelphia Wtr. & Wastewtr. Rev. 6.75%           Aaa          2,277,500   0           0           0           2,277,500
8/1/04 (MBIA Insured)

Philadelphia Wtr. & Wastewtr. Rev. Rfdg.           Aaa          2,868,750   0           0           0           2,868,750
5% 6/15/12, (FGIC Insured)

Philadelphie Wtr. & Wastewtr. Rev. 6.75%           Aaa          1,719,375   0           0           0           1,719,375
8/1/05 (MBIA Insured)

Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys.             A     0           2,691,000   0           0           2,691,000
Rev. Rdfg. Series A, 0% 9/1/04,  (FGIC Insured)           a
                                                          a

Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr.           Aaa          9,100,000   0           0           0           9,100,000
Sys. Rev. Rfdg. Series A, 4.75% 9/1/16
(FGIC  Insured)

Wyoming Ind. Dev. Auth. Poll. Ref.                 Aa2          4,482,750   0           0           0           4,482,750
(Proctor& Gamble Paper Proj.) 5.55%
5/1/10

                                                                                                                56,663,881

RHODE ISLAND

Rhode Island Depositors Econ. Protection           Aaa          2,773,944   0           0           0           2,773,944
Spl. Oblig. Rfdg. Series A, 5.75% 8/1/12,
(MBIA Insured)

Rhode Island Hsg. & Mtg. Fin. Corp.                Aa           1,051,250   0           0           0           1,051,250
(Homeownership Opportunity) Series 3-A,
7.80% 10/1/10

                                                                                                                3,825,194

SOUTH CAROLINA

Peidmont Muni. Pwr. Agcy. Elec. Rev.               Aaa          3,073,844   0           0           0           3,073,844
Rfdg. 5.60% 1/1/09 (MBIA Insured)

Piedmont Muni. Pwr. Agcy Elec. Rev.                Aaa          1,500,469   0           0           0           1,500,469
Rfdg. 5.50% 1/1/10 (MBIA Insured)

Piedmont Muni. Pwr. Agcy. Elec. Rev.               Aaa          1,174,725   0           0           0           1,174,725
Rfdg. 5.50% 1/1/10 (MBIA Insured)
(Escrowed to Maturity)

Piedmont Muni. Pwr. Agcy. Elec. Rev.               Aaa          2,424,094   0           0           0           2,424,094
Rfdg. 5.60% 1/1/09 (MBIA Insured)
(Escrowed to Maturity)

South Carolina Ed. Assistance Auth.                --           4,240,000   2,120,000   0           0           6,360,000
Insured Student Loan Rev. 6.625% 9/1/06

South Carolina Pub. Svc. Auth. Rev.                Aaa          3,960,938   0           0           0           3,960,938
6.375% 7/1/21, (AMBAC Insured)

South Carolina Pub. Svc. Auth. Rev.Rfdg.           Aaa          4,036,081   0           0           0           4,036,081
Series A, 6.25% 2/1/06 (MBIA Insured)

                                                                                                                22,530,151

SOUTH DAKOTA

South Dakota Hsg. Dev. Auth. Series G,             Aa1          5,008,300   0           0           0           5,008,300
4.25% 5/1/97

Spearfish School Dist. #40-2 Unltd. Tax            A            1,698,750   0           0           0           1,698,750
(Lawrence County) 7.30% 7/1/11

                                                                                                                6,707,050

TENNESSEE

Metropolitan Nashville & Davidson County           Aaa          1,872,500   0           0           0           1,872,500
Health & Ed. Facs. Board Rev. Rfdg. &
Impt. (Meharry Medical College) 5%
12/1/24 (AMBAC Insured)

Shelby County Rfdg. Series A, 6.75%                Aa           3,390,000   0           0           0           3,390,000
4/1/04

Tennessee Gen. Oblig. Series A, 7%                 Aaa          2,906,313   0           0           0           2,906,313
3/1/03

                                                                                                                8,168,813

TEXAS

Allen Independent School Dist. Rfdg.               Aaa          1,499,900   0           0           0           1,499,900
(Cap. Appreciation) 0% 2/15/04 (PSF
Guaranteed)

Allen Independent School Dist. Rfdg.               Aaa          1,417,750   0           0           0           1,417,750
(Cap. Appreciation) 0% 2/15/05 (PSF
Guaranteed)

Alliance Arpt. Auth. Spl. Facs. Rev.               Baa          10,750,00   3,225,000   0           0           13,975,000
(American Airlines, Inc. Proj.) 7.50%              2            0
12/1/29

Austin Indpt. School Dist. Rfdg. (Cap.             Aaa          0           1,622,250   0           0           1,622,250
Appreciation) 0% 8/1/02 (PSF
Guaranteed)

Austin Util. Sys. Rev.  (Capital                   Aaa          0           2,005,000   0           0           2,005,000
Appreciation) 0% 11/15/09, (AMBAC
Insured)

Austin Util. Sys. Rev. Rfdg. Series A, 0%          Aaa          2,392,500   797,500     0           0           3,190,000
11/15/01, (MBIA Insured)

Austin Util. Sys. Rev. Rfdg. Series A, 0%          Aaa          0           2,083,825   0           0           2,083,825
11/15/08, (MBIA Insured)

Cedar Hill Independent School Dist. Rfdg.          Aaa          805,219     0           0           0           805,219
(Cap. Appreciation) Ltd. Tax 0% 8/15/09
(PSF Guaranteed)

Clear Creek Indpt. School Dist. Rfdg.              Aaa          0           1,855,000   0           0           1,855,000
Series A, 0% 2/1/11, (PSF Guaranteed)

Corpus Christi Hsg. Fin. Corp. Single               --          10,575      0           0           0           10,575
Family Mtg. Rev. (Lomas & Nettleton Co.)
Series A, 13.375% 6/1/13

Corpus Christi Indpt. School Dist. 0%              Aaa          0           1,245,268   0           0           1,245,268
8/15/01 (PSF Guaranteed)

Corpus Christi Indpt. School Dist. Rfdg.           Aaa          0           1,669,756   0           0           1,669,756
0% 8/15/02 (PSF Guaranteed)

Cypress-Fairbanks Independent School               Aaa          2,175,000   0           0           0           2,175,000
Dist. Rfdg. Unltd. Tax Series A, 0%
2/15/12,  (PSF Guaranteed)

Cypress-Fairbanks Indpt. School Dist.              Aaa          2,133,750   889,067     0           0           3,022,817
Unltd. Tax Rfdg. 0% 2/1/04 (PSF
Guaranteed)

Dallas Gen. Oblig. (Cap. Appreciation) 0%          Aaa          2,990,000   0           0           0           2,990,000
2/15/03

Dallas Gen. Oblig. 4.50% 2/15/14                   Aaa          0           2,193,000   0           0           2,193,000

Dallas Hsg. Corp. Cap. Proj. Rev. Rfdg.            A            1,153,625   0           0           0           1,153,625
(Section 8 Assorted Projs.) 7.70% 8/1/05


Dallas Hsg. Corp. Cap. Proj. Rev. Rfdg.            A            1,053,750   0           0           0           1,053,750
(Section 8 Assorted Projs.) 7.85% 8/1/13


Dallas Independent School Dist. Unltd. Tax         Aaa          1,342,625   583,755     0           0           1,926,380
Rfdg. (Cap. Appreciation) 0% 8/15/07
(PSFInsured)

Dallas TX Gen. Oblig. 0% 2/15/03                   Aaa          0           833,467     0           0           833,467

Dallas-Fort Worth Int'l. Arpt. Facs. Impt.         Baa          0           6,442,500   0           0           6,442,500
Corp. Rev. (AMR Corp.)  7.50% 11/1/25              2

Dallas-Fort Worth Int'l. Arpt. Facs. Impt.         Baa          23,085,62   0           0           0           23,085,625
Corp. Rev. (AMR Corp.)  7.50% 11/1/25              2            5
(AMT)

Dallas-Fort Worth Reg. Arpt. Rev. Rfdg.            Aaa          0           1,861,567   0           0           1,861,567
Series A, 5.75% 11/1/02 (MBIA Insured)

Dallas-Fort Worth Regl. Arpt. Rev. Rfdg.           Aaa          2,573,269   0           0           0           2,573,269
(Joint Dallas/Fort Worth Intl. Arpt.)  6.50%
11/1/05, (FGIC Insured)

Denton Independent School Dist. Rfdg.              Aaa          0           3,771,900   0           0           3,771,900
(Cap. Appreciation) 0% 2/15/98

El Paso APT FGIC 5.125% 8/15/04                    Aaa          0           1,524,375   0           0           1,524,375

El Paso Prop. Fin. Auth. Single Family             Aaa          0           1,285,200   0           0           1,285,200
Mtg. Rev. Series A, 8.70% 12/1/18,
(GNMA Coll.) (AMT)

Grapevine-Colleyville Indpt. School Dist.          Aaa          0           1,599,600   0           0           1,599,600
Rfdg. (Cap. Appreciation) 0% 8/15/06(PSF
Guaranteed)

Harris County Cultural & Ed. Facs. Fin.            --           0           920,025     0           0           920,025
Corp. Rev. (Space Ctr. Houston
Proj.)Series A, 9.25% 8/15/23

Harris County Cultural & Ed. Facs. Fin.            --           4,911,500   653,125     0           0           5,564,625
Corp. Rev. (Space Ctr. Houston
Proj.)Series B, 0% 8/15/23

Harris County Cultural & Ed. Facs. Fin.             --          6,909,975   0           0           0           6,909,975
Corp. Rev. Rfdg. (Space Ctr. Houston
Proj.) Series A, 9.25% 8/15/23

Houston Elderly Hsg. Corp. Rev. (Low                --          416,644     0           0           0           416,644
Income Elderly Hsg.) (1st Lien) 7.50%
7/1/18

Houston Hsg. Auth. Rev. (Low Income                 --          433,125     0           0           0           433,125
Elderly Hsg.) (1st Lien) 7.50% 7/1/16

Houston Indpt. School Dist. Rfdg. Series           Aaa          0           2,880,000   0           0           2,880,000
A, 0% 8/15/11 (PSF Guaranteed)

Katy Independent School Dist. Rfdg. Ltd.           Aaa          0           1,466,937   0           0           1,466,937
Tax Series A, 0% 2/15/07, (PSF
Guaranteed)

Katy Indpt. School Dist. Rfdg. 0% 8/15/11          Aaa          0           1,866,075   0           0           1,866,075
(PSF Guaranteed)

Lower Colorado River Auth. Rev. 5.25%              Aaa          5,880,000   0           0           0           5,880,000
1/1/15, (Escrowed to Maturity)

Lower Colorado River Auth. Rev. Rfdg.              Aaa          1,067,500   533,750     0           0           1,601,250
(Cap. Appreciation) 0% 1/1/09, (MBIA
Insured) (Escrowed to Maturity)

Lower Neches Valley Auth. Ind. Dev. Corp.          Aa2          9,975,000   0           0           0           9,975,000
Envir. Rev. (Mobil Oil Refining Corp. Proj.)
6.35% 4/1/26

Lower Neches Valley Auth. Ind. Dev. Corp.          Aa2          21,673,57   14,402,13   0           0           36,075,712
Swr. Facs. Rev. (Mobil Oil Refining Corp.                       5           7
Proj.) 6.40% 3/1/30 (AMT)

Midlothian Indpt. School Dist. Rfdg. (Cap.         Aaa          0           1,158,581   0           0           1,158,581
Appreciation) 0% 2/15/07 (PSF
Guaranteed)

Midlothian Indpt. School Dist. Rfdg. (Cap.         Aaa          0           855,000     0           0           855,000
Appreciation) 0% 2/15/08 (PSF
Guaranteed)

Midlothian Indpt. School Dist. Rfdg. (Cap.         Aaa          0           749,156     0           0           749,156
Appreciation) 0% 2/15/10 (PSF
Guaranteed)

Port Arthur Hsg. Fin. Corp. Single Family          A            914,713     0           0           0           914,713
Mtg. Rev. Rfdg. 8.70% 3/1/12

Port Dev. Corp. Ind. Rev. (Cargill, Inc.           Aa2          1,075,000   0           0           0           1,075,000
Proj.) 7.70% 3/1/07

Round Rock Independent Sch. Dist.                  Aaa          1,521,000   0           0           0           1,521,000
Series A, 7.50% 8/1/03, (PSF
Guaranteed)

Round Rock Independent School Dist.                Aaa          1,148,000   0           0           0           1,148,000
Unltd. Tax 6.50% 8/1/04, (PSF
Guaranteed)

Round Rock Indpt. School Dist. Rfdg. &             Aaa          0           2,393,750   0           0           2,393,750
School Bldg. 0% 8/15/10 (MBIA Insured)

San Antonio Elec. & Gas Rev. 0% 2/1/05,            Aaa          2,574,688   1,337,500   0           0           3,912,188
(AMBAC Insured)

San Antonio Elec. & Gas Rev. 6% 2/1/14             Aa1          2,553,125   0           0           0           2,553,125


San Antonio Elec. & Gas Rev. Rfdg.                 Aa1          17,361,25   3,308,850   0           0           20,670,100
5.75% 2/1/11                                                    0

San Antonio Elec. & Gas Rev. Rfdg.                 Aaa          2,419,550   0           0           0           2,419,550
Series B, 0% 2/1/08 (FGIC Insured)

San Antonio Elec. & Gas Rev. Rfdg.                 Aaa          0           1,047,500   0           0           1,047,500
Series B, 0% 2/1/09, (FGIC Insured)

San Antonio Wtr. Rev. 0% 5/1/12,                   Aaa          2,021,250   0           0           0           2,021,250
(AMBAC Insured) (Pre-Refunded to ****)


Spring Branch Gen. Oblig. 0% 2/1/06                Aaa          3,632,988   0           0           0           3,632,988

Spring Branch Indpt. School Dist. Rfdg.            Aaa          0           3,857,218   0           0           3,857,218
0% 2/1/05

Spring Independent School Dist. 4.875%             Aaa          0           2,406,250   0           0           2,406,250
8/15/10 (PSF Insured)

Tarrant County Wtr. Cont. & Impt. Rev.             Aaa          1,717,188   0           0           0           1,717,188
Rfdg. (Dist. 1) 5% 3/1/09, (AMBAC
Insured)

Texarkana Health Facs. Dev. Corp. Hosp.            Aaa          1,907,500   0           0           0           1,907,500
Rev. (Wadley Regional Med. Ctr. Proj.)
7% 10/1/05, (MBIA Insured)

Texas A&M Univ. Permament Univ. Fund               Aaa          4,081,000   0           0           0           4,081,000
5.50% 7/1/04

Texas Gen. Oblig. 5.80% 8/1/05                     Aa           0           2,467,500   0           0           2,467,500

Texas Gen. Oblig. Rfdg. (Veterans Land)            Aa           2,784,375   0           0           0           2,784,375
7.40% 12/1/20

Texas Gen. Oblig. Series B, 5.25%                  Aa           2,992,500   0           0           0           2,992,500
10/1/13

Texas Muni. Pwr. Agcy. Rev. Rfdg. (Cap.            Aaa          8,482,500   0           0           0           8,482,500
Appreciation) 0% 9/1/05 (AMBAC Insured)


Texas Pub. Fin. Auth. Rfdg. Series A, 0%           Aaa          5,643,750   1,951,125   0           0           7,594,875
10/1/01 (AMBAC Insured)

Univ. of Texas Univ. Revs. Rfdg. (Fing.            Aa1          0           1,267,987   0           0           1,267,987
Sys.) Series A, 6% 8/15/04

Univ. of Texas Univ. Revs. Rfdg. (Fing.            Aa1          0           1,085,000   0           0           1,085,000
Sys.) Series A, 6% 8/15/05

Winters Wtrwks. & Swr. Sys. Rev. Rfdg.             --           0           609,375     0           0           609,375
8.50% 8/1/17, (Pre-Refunded to 8/1/03 @
100)

                                                                                                                250,186,15
                                                                                                                5

UTAH

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          0           3,791,925   0           0           3,791,925
Rfdg. 0% 7/01/00

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          0           5,125,000   0           0           5,125,000
Rfdg. Series A, 6% 7/1/16 (AMBAC
Insured)

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          0           5,100,000   0           0           5,100,000
Rfdg. Series A, 6% 7/1/21, (AMBAC
Insured)

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          15,611,10   0           0           0           15,611,100
Rfdg. Series A, 6% 7/1/21, (AMBAC                               0
Insured)

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          0           1,105,000   0           0           1,105,000
Rfdg. Series A, 6.50% 7/1/11, (AMBAC
Insured)

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          9,975,000   0           0           0           9,975,000
Rfdg. Series B, 5.75% 7/1/16, (MBIA
Insured)

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          1,630,950   0           0           0           1,630,950
Rfdg. Series G, 0% 7/1/12,
(Pre-Refunded to  1/1/03 @ 101) ++
stepped coupon

Intermountain Pwr. Agcy. Pwr. Supply Rev.          Aaa          3,444,875   0           0           0           3,444,875
Series A, 6.50% 7/1/08 (AMBAC Insured)


Utah Hsg. Fin. Agcy. (Residential Mtg.)            --           0           292,918     0           0           292,918
(Cap. Appreciation) Series 1983 A, 0%
7/1/16

Utah Hsg. Fin. Agcy. (Single Family Mtg.)          --           0           709,362     0           0           709,362
Series G, 9.25% 7/1/19, (FHA
Guaranteed)*

                                                                                                                46,786,130

VERMONT

Vermont Edl. & Health Bldgs. Fing. Agcy.           Aa3          1,937,500   0           0           0           1,937,500
Rev. (Middlebury College Proj.) 5.375%
11/1/26

Vermont HFA SF 7.3% 5/01/25                                     0           1,561,875   0           0           1,561,875

Vermont Ind. Dev. Auth. Ind. Dev. Rev.             --           0           2,555,625   0           0           2,555,625
(Radisson Hotel) Series B-1, 7.75%
11/15/15

Vermont Middlebury 5.375% 11/01/26                 Aa3          0           2,664,062   0           0           2,664,062

Vermont Muni. Bond Bank Series 1991-1,             A            2,686,106   0           0           0           2,686,106
6.875% 12/1/22

Vermont Muni. Bond Bank Series B,                  A            3,303,750   0           0           0           3,303,750
7.20% 12/1/20

                                                                                                                14,708,918

VIRGINIA

Fairfax city VA RR 7.75% 2/1/11                                 0           3,788,750   0           0           3,788,750

Lynchburg Ind. Dev. Auth. Facs. 1st Mtg.           A1           3,187,500   0           0           0           3,187,500
Rev. Rfdg. (Central Health, Inc.)  8.125%
1/1/16

Peninsula Ports Auth. Hosp. Facs. Auth.            Aa           1,564,860   0           0           0           1,564,860
Rev. Rfdg. (Whittaker Mem. Proj.)  8.70%
8/1/23, (FHA GUaranteed)

Richmond Gen. Oblig. Rfdg. Series B,               Aaa          1,824,188   0           0           0           1,824,188
5.50% 1/15/04, (FGIC Insured)

Richmond Redev. & Hsg. Auth. Mtg. Rev.              --          771,938     0           0           0           771,938
(Multi-Family Hsg. Pinebrook Proj.)
9.25% 10/1/20, (GNMA Coll.)

Southhampton VA VRDN 4.15% 4/01/15                 Aa3          0           500,000     0           0           500,000

Upper Occoquan Swr. Auth. Reg'l. Swr.              Aaa          7,860,000   0           0           0           7,860,000
Rev. Series A, 5.15% 7/1/20 (MBIA
Insured)

Virginia Beach Dev. Auth. Hosp. Facs.              Aaa          2,702,000   0           0           0           2,702,000
Rev. (Virginia Beach Gen. Hosp. Proj.)
5.125% 2/15/18, (AMBAC Insured)

Virginia Hsg. Dev. Auth. Multi Family              Aa1          1,930,163   0           0           0           1,930,163
5.95% 5/1/09

Virginia Hsg. Dev. Auth. Residential Mtg.          Aa           0           388,800     0           0           388,800
(Single Family Mtg.) (Cap. Appreciation)
Series 1983 B, 0% 9/1/14

Virginia Resources Auth. Wtr. & Swr. Sys.           --          195,750     0           0           0           195,750
Rev. Series A, 7.70% 11/1/10

                                                                                                                24,713,949

WASHINGTON

Douglas County Pub. Util. Dist. #1 Wells           A            0           1,775,137   0           0           1,775,137
Hydroelec. Rev. Rfdg. (Pacific Pwr. & Lt.
Co.) 8.75% 9/1/18

Snohomish County (School Dist. 201)                Aaa          2,738,694   0           0           0           2,738,694
6.75% 12/1/06, (AMBAC Insured)

Washington Gen Oblig. Series C, 6.50%              Aa           1,111,250   0           0           0           1,111,250
7/1/03

Washington Gen. Oblig. (Motor Vehicle              Aa           3,083,119   0           0           0           3,083,119
Fuel Tax) Series B, 7% 9/1/05

Washington Gen. Oblig. 6% 7/1/04                   Aa           2,172,500   0           0           0           2,172,500

Washington Gen. Oblig. Series 1996-A,              Aa           0           3,960,500   0           0           3,960,500
6.75% 7/1/02

Washington Motor Vehicle Fuel Tax Gen.             Aa           0           5,162,231   0           0           5,162,231
Oblig. Series B, 6.50% 9/1/03

Washington Pub. Pwr. Supply Sys.                   Aaa          7,481,250   0           0           0           7,481,250
Nuclear Peoj. #2 Rev. 7.07% 7/1/10,
(FGIC Insured)  (linked coupon)

Washington Pub. Pwr. Supply Sys.                   Aa1          0           9,637,500   0           0           9,637,500
Nuclear Proj. #2 Rev. 5.40% 7/1/12

Washington Pub. Pwr. Supply Sys.                   Aa1          23,081,81   0           0           0           23,081,813
Nuclear Proj. #2 Rev. 5.40% 7/1/12 INFL                         3


Washington Pub. Pwr. Supply Sys.                   Aaa          0           7,095,000   0           0           7,095,000
Nuclear Proj. #2 Rev. Series C, 0% 7/1/05,
(MBIA Insured)

Washington Pub. Pwr. Supply Sys.                                0           4,731,250   0           0           4,731,250
Nuclear Proj. #3 Rev. 5.40% 7/1/12

Washington Pub. Pwr. Supply Sys.                   Aa1          1,100,000   0           0           0           1,100,000
Nuclear Proj. #3 Rev. Rfdg. Series B,
7.375% 7/1/04

Washington Pub. Pwr. Supply Sys. Proj.             Aa1          19,871,25   0           0           0           19,871,250
#3 5.40% 7/1/12 INFL                                            0

Washington State Pub. Pwr. Supply Sys.             Aa1          10,230,90   0           0           0           10,230,900
Nuclear Proj. #2 Rev.  Rfdg. Series C, 0%                       0
7/1/05

                                                                                                                103,232,39
                                                                                                                4

WYOMING

Natrona County Hosp. Rev. (Wyoming                 Baa          4,888,125   0           0           0           4,888,125
Med. Ctr. Proj.) 8.125% 9/15/10                    1

Sweetwater County Poll. Cont. Rev. Rfdg.           A3           3,296,000   1,030,000   0           0           4,326,000
(Idaho Pwr. Co. Proj.) Series A, 6.05%
7/15/26

Wyoming Farm Loan Board Cap. Facs.                  --          2,751,556   0           0           0           2,751,556
Rev. 0% 10/1/04

Wyoming Farm Loan Board Cap. Facs.                  --          2,591,756   0           0           0           2,591,756
Rev. 0% 10/1/05

Wyoming Farm Loan Board Cap. Facs.                  --          2,290,900   0           0           0           2,290,900
Rev. 0% 10/1/06

                                                                                                                16,848,33
                                                                                                                7

MUNICIPAL NOTES                                                                                                 2,392,189,
                                                                                                                724



ALASKA

Valdez Marine Term. Rev. Rfdg. (ARCO               VMI          1,600,320   0           0           0           1,600,320
Trans. Proj.) Ltd. Tax Series A, 3.70%             G 1
1/7/97

                                                                                                                1,600,320

ARIZONA

Glendale Ind. Dev. Auth. Ind. Dev. Rev.             --          900,000     0           0           0           900,000
(Superior Bedding Co. Proj.) Series 1994,
3.65%, LOC Harris Trust & Savings Bank,
VRDN (AMT)

Pima County Ind. Dev. Auth. Rev. (Tucson           VMI          300,000     0           0           0           300,000
Elec. Pwr. Co. Proj.) 3.60% 5/1/25, LOC            G 1
Bankers Trust Co., VRDN

                                                                                                                1,200,000



ARKANSAS

Miller County Solid Waste Disp. Rev.               VMI          1,000,000   0           0           0           1,000,000
(Tyson Foods, Inc. Proj.) Series 1996,             G 1
3.65%, LOC Commerzbank, VRDN (AMT)


                                                                                                                1,000,000

CALIFORNIA

California Gen. Oblig. 4.50% 6/30/97, RAN          MIG          5,630,240   1,508,100   0           0           7,138,340
                                                   1

Fresno County Unltd. Tax TRAN 4.75%                 --          5,549,005   0           0           0           5,549,005
9/29/97

Kern County Gen. Oblig. TRAN 4.5%                  --           5,035,750   2,266,087   0           0           7,301,837
10/2/97

Los Angeles Unified School Dist. Tax &             MIG          5,034,650   2,013,860   0           0           7,048,510
Rev. Series B, 4.50% 9/30/97 TRAN                  1

                                                                                                                27,037,692

FLORIDA

Florida Hsg. Fin. Agency Multi-Family               --          4,000,000                                       4,000,000
Hsg. Rev. (Brandon-Oxford) Series 90C,
3.80%,  VRDN

Florida Hsg. Fin. Agency Multi-Family              --           0           2,200,000   0           0           2,200,000
Hsg. Rev. (Brandon-Oxford) Series 90C,
4.40%,  VRDN

Putnam Cnty. Dev. Auth. Poll. Cont. rev.           --           0           1,396,018   0           0           1,396,018
(Semiole Elec. Co. Proj.) 3.89% 3/15/97

                                                                                                                7,596,018

ILLINOIS

Chicago O'Hare Int'l. Arpt. Rev. Gen. Arpt.        VMI          500,000     0           0           0           500,000
(2nd Lien) Series 1988-A, 3.60%, LOC               G 1
Bayerische Landesbank Girozent, VRDN
(AMT)

Illinois Dev. Fin. Auth. Multi-Family Hsg.          --          2,800,000   0           0           0           2,800,000
Rev. Rfdg. (Garden Glen Apts.) Series 93,
3.90%, VRDN

Illinois Dev. Fin. Auth. Multi-Family Hsg. Rev.           -     0           1,200,000   0           0           1,200,000
Rfdg. (Garden Glen Apts.) Series 93,  4.45%,              -
VRDN

Illinois Dev. Fin. Auth. Rev. (Chicago             VMI          6,000,000   0           0           0           6,000,000
Symphony Proj.) Series 96, 3.55%, LOC              G 1
Bank of America Illinois, VRDN

                                                                                                                10,500,000

LOUISIANA

Lincoln Parish Exempt Facs. Resource               VMI          1,000,000   0           0           0           1,000,000
Recovery Rev. (Willamette Industries, Inc.         G 1
Proj.) Series 1996, 3.70%, LOC Deutsche
Bank, VRDN

Plaqmines LA BP exp                                             0           1,100,000   0           0           1,100,000

                                                                                                                2,100,000

MICHIGAN

Michigan Higher Ed. Student Loan Auth.             VMI          2,000,000   0           0           0           2,000,000
Rev. , Series XII-D, 3.55%, (AMBAC                 G 1
Insured)LOC Fuji Bank, VRDN

Michigan Strategic Fund Poll. Cont. Rev.           P-1          1,000,010   0           0           0           1,000,010
(Dow Chemical Co. Proj.) Series 1988,
3.60% tender 12/5/96 (AMT)

                                                                                                                3,000,010

MULTI-ST. CTFS TRUST

Clipper Tax-Exempt Trust (Certification of         Aa           2,567,923   0           0           0           2,567,923
Prtn.) Series 1995-1 Class A, 3.75%
2/10/06 Liquidity State Street Bank & Trust
Co., Boston (AMT*)

                                                                                                                2,567,923

NEVADA

Nevada Hsg. Division Multi-Unit Hsg.                --          1,000,000   0           0           0           1,000,000
(Pecos Owens Court Apart. Proj.) Series
1996, 3.65%, LOC Heller Financial, Inc.,
VRDN (AMT)

                                                                                                                1,000,000

NEW YORK

Erie County Ind. Dev. Auth. Ind. Dev. Rev.          --          1,040,000   0           0           0           1,040,000
(The Holling Press, Inc.) Series 1989 F,
3.90%, LOC Marine Midland Bank, VRDN
(AMT)

                                                                                                                1,040,000

OHIO                                                                                                            0

Ohio Air Quality Dev. Auth. Rev. VRDN              VMI          2,500,000   0           0           0           2,500,000
(JMG Funding) Series 1994-A, 3.55%,                G 1
LOC Societeale (AMT)

                                                                                                                2,500,000

PENNSYLVANIA

Carbon County Ind. Dev. Auth. Resource             P-1          2,500,775   0           0           0           2,500,775
Recovery Rev. (Panther Creek Partners
Proj.) Series 90-A, 3.65% tender, LOC
Nat'l. Westminster Bank PLC

Nothumberland County Ind. Dev. Auth                VMI          285,000     0           0           0           285,000
Rev. (Foster Wheeler Carmel Proj.)                 G 1
3.60%, LOC Union Bank of Switzerland,
VRDN

Pennsylvania State Higher Ed. Assistance           VMI          1,000,000   0           0           0           1,000,000
Agcy. (Student Loan) Series 1988 A,                G 1
3.60%,    LOC Fuji Bank, VRDN**

Venango Ind. Dev. Auth. Resource                   P-1          2,200,242   0           0           0           2,200,242
Recovery Rev. (Scrubgrass Proj.) Series
1990-B, 3.60% tender, LOC Nat'l.
Westminster Bank PLC (AMT)

                                                                                                                5,986,017

SOUTH CAROLINA                                                                                                  0

York County Poll. Cont. Rev. (Coop Fin.             --          3,000,000   0           0           0           3,000,000
Corp. Elec. Proj.) Series 1984 N-3, 3.80%
tender 3/15/97

                                                                                                                3,000,000

TENNESSEE

Clarksville Pub. Bldg. Auth. Rev. Pooled            --          2,000,000   0           0           0           2,000,000
Fing.  Series 1995, 3.55%, LOC
Nationsbank South, VRDN

Memphis-Shelby County Arpt. Auth. Arpt.            VMI          1,000,000   0           0           0           1,000,000
Rev. Series 1996-A, 3.70%, LOC Fuji                G 1
Bank Int'l., Inc., First Union Nat'l. Bank,
VRDN (AMT)

Memphis-Shelby County Arpt. Auth Arpt.             VMI          7,300,000   0           0           0           7,300,000
Rev. Series 1996-B2, 3.70%, LOC Fuji               G 1
Bank Int'l., Inc., First Union Nat'l. Bank,
VRDN (AMT)

                                                                                                                10,300,000

TEXAS

Brazos River                                                    0           2,300,000   0           0           2,300,000

Brazos River Hbr. Navigation Dist. of              P-1          5,000,250   0           0           0           5,000,250
Brazoria County Poll. Cont. Rev. (Dow
Chemical Co. Proj.) 3.65%, tender
12/12/96 (AMT)

Brazos River Hbr. Navigation Dist. of              P-1          0           1,000,000   0           0           1,000,000
Brazoria County Rev. (Dow Chemical
Proj.) Series1992 A, 4%, VRDN (AMT)

Denton Util. Sys. Rev. Series SGA-32,               --          1,000,000   0           0           0           1,000,000
3.75%(Liquidity Facility Societe Generale
France), VRDN

Gulf Coast Waste Disp. Auth. Solid Waste           VMI          2,300,736   0           0           0           2,300,736
Disp. Resource Recovery Rev. (AMOCO                G 1
Oil Co. Proj.) Series 1991, 3.75%, tender
4/1/97 (AMT)

Texas Gen. Oblig. TRAN Series 1996,                MIG          5,144,676   1,311,388   0           0           6,456,064
4.75% 8/29/97                                      1

                                                                                                                18,057,050

UTAH

Salt Lake City Arpt. Rev. Series 96-A,             VMI          1,000,000   0           0           0           1,000,000
3.70%, LOC Union Bank of Switzerland,              G 1
VRDN (AMT)

                                                                                                                1,000,000

WEST VIRGINIA

Grant County Poll. Cont. Rev. (Virginia            VMI          3,601,692   0           0           0           3,601,692
Elec. & Pwr. Co. Proj.) Series 1994,               G 1
3.80%, tender 3/10/97

Grant County Poll. Cont. Series 1944               VMI          0           1,800,846   0           0           1,800,846
(Virginia Elec. & Pwr. Co. Proj.) 3.80%            G 1
3/10/97

Marion County Commission Solid Waste               VMI          900,000     0           0           0           900,000
Disp. (Grant Town Cogen Proj.) Series              G 1
1990 A,  3.75% 10/1/17, LOC Nat'l.
Westminster Bank PLC, VRDN (AMT)

Marion County Commission Solid Waste               VMI          3,000,000   0           0           0           3,000,000
Disp. (Grant Town Cogen Proj.) Series              G 1
1990-B,  3.60%, LCO Nat'l. Westminster
Bank, VRDN *

                                                                                                                 9,302,538

TOTAL MUNICIPAL NOTES                                                                                           108,787,56
                                                                                                                8

TOTAL INVESTMENTS                                                                                               2,500,977,2
                                                                                                                92
